                       SCHEDULE 14C INFORMATION STATEMENT

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                           [X] Filed by the Registrant
                 [ ] Filed by a Party other than the Registrant
                           Check the appropriate box:
                      [X] Preliminary Information Statement
       [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                      [ ] Definitive Information Statement

                                  MIGAMI, INC.
                                  ------------
                        (FORMERLY KLEENAIR SYSTEMS, INC.)
                        Commission File Number: 033-03362-D

Payment of Filing Fee (Check the appropriate box):
[ ] No fee required

[x] Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 011.

     (1) Title of each class of securities to which investment applies:
         Common stock

     (2) Aggregate number of securities to which investment applies:
         50,695,501

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined): Pursuant to Rule 457(f)(2), the filing fee is based on the transaction value of US$573,317 which is the book value of the target as of June 30, 2006 which is anticipated to be acquired by means of a Asset Purchase, times the fee rate multiplier. Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by 0.0001267.

     (4) Proposed Migami, Inc., aggregate value of transaction: $343,990.12 (based as reported on June 30, 2006).

     (5) Total fee paid: $43.59

Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                                  Migami, Inc.
                        (formerly KleenAir Systems, Inc.)
                        27121 Aliso Creek Rd., Suite 120
                          Aliso Viejo, California 92656


NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

DEAR SHAREHOLDERS:

We are writing to advise you that Migami, Inc. (formerly KleenAir Systems, Inc.), a Nevada corporation, has entered into Asset Purchase Agreement ("Asset Purchase Agreement") with Innovay, Inc. ("Innovay"), a privately held California corporation based in Los Angeles, California and its shareholders, to acquire all of the assets and liabilities of Innovay in exchange for our restricted common shares. After the acquisition is concluded, Innovay will hold a majority of our issued and outstanding stock and we will continue to operate under the corporate name of "Migami, Inc."

Pursuant to the terms of the Asset Purchase Agreement, we have also affected a reverse split of our issued and outstanding common stock on a 5 to 1 basis, a change of our name to Migami, Inc., and an increase of the number of our authorized shares to 200,000,000. The Asset Purchase Agreement will also result in a change of our business since we intend to become involved in the business of licensing American and European cosmetic and pharmaceutical products in Asia.

The increase in the number of our authorized shares and name change was effective on, or about, February 9, 2006, when we amended our Articles of Incorporation by filing a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State. The reverse split was effective as of March 2, 2006. However, the asset purchase will not become effective until 20 days after this 14C Information Statement is mailed to you.

The Asset Purchase Agreement was entered into on December 22, 2005, after the unanimous approval by written consent of our Board of Directors, effective December 19, 2005. Our Board of Directors also approved the reverse split, the name change, and the increase in the number of our authorized shares of common stock to 200,000,000 shares in the same written consent. In addition, shareholders holding 64.6% of our issued and outstanding shares also approved the Asset Purchase Agreement, the reverse split, the name change, and the increase in the number of our authorized common shares by written consent in lieu of a meeting effective on December 19, 2005, in accordance with the requirements of Section 78.320 of the Nevada Revised Statutes. The consent of shareholders holding 64.6% of our issued and outstanding stock was obtained by our Management by approaching several of our largest shareholders, describing the potential asset purchase to them, and obtaining their consent in writing. Each of the shareholders approached consented to the transaction.

One purpose in affecting the reverse split, increasing the number of authorized common shares, and changing our name to "Migami" was to allow us to comply with the terms of the Asset Purchase Agreement we entered into with Innovay. Additionally, our purpose in affecting the reverse split and the increase in the number of our authorized shares was to provide us with additional corporate flexibility to raise capital and to attract other corporate opportunities in the event that the Innovay asset acquisition is not successfully completed. Our purpose in entering into the Asset Purchase Agreement is to facilitate the acquisition of the assets of Innovay since we believe that the acquisition of the assets of Innovay will increase our profitability to our stockholders.

As a part of the proposed transaction, all of our current assets and liabilities are being transferred to KleenAir Systems of North America, Inc., our newly formed wholly owned subsidiary. An Option to purchase that subsidiary, with all of our current assets and liabilities, is being granted to Pollution Control, Ltd., a Bahamian corporation ("PCL"), which is beneficially owned by Lionel Simons, for a total of $1,800,000. It is the intent of the parties that the Option will be exercised at the closing of the Asset Purchase Agreement. The purpose of the formation of the subsidiary is to sell our current assets to PCL under the terms of the Option Agreement.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being mailed to you on, or about, ___________, 2006.

The brief description of the transaction contained in this letter constitutes only a brief summary of the transaction and it is not intended to be complete. The attached Schedule 14C Information Statement, and the accompanying Exhibits, describes in greater detail numerous aspects of the transaction, which are material to our shareholders and the attached Information Statement should be read in its entirety by our shareholders. This letter is qualified in its entirety by reference to the Information Statement and the Exhibits attached to the Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. COMPLETION OF THE ASSET PURCHASE TRANSACTION WILL RESULT IN A CHANGE IN CONTROL OF US IN THAT INNOVAY WILL OWN A MAJORITY OF OUR ISSUED AND OUTSTANDING STOCK AND AN ASSUMPTION OF INNOVAY'S ASSETS, LIABILITIES AND OPERATIONS BY US.

PLEASE NOTE THAT OUR STOCKHOLDERS HOLDING 64.6% OF OUR STOCK HAVE VOTED TO APPROVE THE ASSET PURCHASE, THE INCREASE IN AUTHORIZED COMMON STOCK, REVERSE SPLIT, AND THE NAME CHANGE. THE NUMBER OF VOTES HELD BY OUR STOCKHOLDERS HOLDING 64.6% OF OUR STOCK ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS WHICH REQUIRE SHAREHOLDER APPROVAL AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE TRANSACTIONS.

PLEASE NOTE THAT ALL OF OUR SHAREHOLDERS WHO DID NOT VOTE TO APPROVE THE ASSET PURCHASE AGREEMENT HAVE CERTAIN DISSENTERS' RIGHTS WHICH ARE EXPLAINED IN DETAIL IN THE ATTACHED SCHEDULE 14C INFORMATION STATEMENT.

By order of the Board of Directors,




------------------------------
Lionel Simons, President
Aliso Viejo, California

                                  MIGAMI, INC.
                        (formerly KLEENAIR SYSTEMS, INC.)
                        27121 ALISO CREEK RD., SUITE 120
                          ALISO VIEJO, CALIFORNIA 92656
                              a Nevada corporation

                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                    MAJORITY IN INTEREST OF OUR SHAREHOLDERS


We are furnishing this Schedule 14C Information Statement to you to provide you with information and a description of an action taken by written consent of our majority shareholders on December 19, 2005, in accordance with the provisions of
Section 78320 of the Nevada Revised Statutes. This action was taken by Lionel Simons, Lester Berriman, David L. Kahn, Jubilee Investment Trust, PLC, John M. Zabsky, Peter Newell, and Langley Park Investment Trust, PLC., shareholders who own in excess of the required majority of our issued and outstanding common stock necessary for the adoption of certain of the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about __________, 2006, to shareholders of record on December 19, 2005. The Information Statement is being delivered only for the purpose of informing you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS IS NOT A SOLICITATION FOR A PROXY.

PLEASE NOTE THAT STOCKHOLDERS HOLDING 64.6% OF OUR STOCK HAVE VOTED TO APPROVE THE ASSET PURCHASE, INCREASE IN AUTHORIZED COMMON STOCK, THE REVERSE SPLIT AND THE NAME CHANGE. THE NUMBER OF VOTES HELD BY THE APPROVING STOCKHOLDERS IS SUFFICIENT TO SATISFY ANY STOCKHOLDER VOTE REQUIREMENT FOR THE ASSET PURCHASE TO BE MADE ON THE STATED TERMS, THE INCREASE IN AUTHORIZED COMMON STOCK, THE REVERSE SPLIT, AND THE NAME CHANGE AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

                               DISSENTERS' RIGHTS

AS OUR SHAREHOLDER, YOU HAVE DISSENTERS' RIGHTS IN CONNECTION WITH THE TRANSACTION DESCRIBED IN THIS 14C INFORMATION STATEMENT. IF YOU ELECT TO DO SO, YOU HAVE THE RIGHT TO DISSENT FROM THIS ASSET PURCHASE AND TO OBTAIN CASH PAYMENT FOR THE "FAIR VALUE" OF YOUR SHARES IN US, AS DETERMINED IN ACCORDANCE WITH THE NEVADA REVISED STATUTES. HOWEVER, YOU MUST MAKE YOUR ELECTION WITHIN TWENTY DAYS OF THE DATE THAT THIS 14C INFORMATION STATEMENT IS MAILED TO YOU OR YOU WILL LOSE YOUR RIGHT TO ELECT TO EXERCISE YOUR DISSENTERS' RIGHTS. FOR A MORE COMPLETE DESCRIPTION OF YOUR DISSENTERS" RIGHTS, PLEASE SEE THE FINAL SECTION OF THIS 14C INFORMATION STATEMENT, WHICH IS ENTITLED "DISSENTERS RIGHTS."

                                     GENERAL

On December 19, 2005, our Board of Directors unanimously approved, subject to shareholder approval, our entry into the Asset Purchase Agreement with Innovay, Inc., a California corporation ("Innovay"), and the Board of Directors unanimously approved an amendment to our Articles of Incorporation to change our corporate name to "Migami, Inc." and the Board also authorized an increase in the number of authorized shares of our common stock to 200,000,000 shares and a 5 to 1 reverse split of our issued and outstanding common stock at that time. On December 19, 2005, Lionel Simons, Lester Berriman, David L. Kahn, John M. Zabsky, Peter Newell, Jubilee Investment Trust, PLC, and Langley Park Investment Trust, PLC, shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the Agreement, the increase in authorized common stock, the reverse split, and the name change. They also approved the increase in the number of our authorized shares and the reverse split. The full text of the Asset Purchase Agreement is attached hereto as Exhibit "A" and the full text of the Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit "B."

On February 9, 2006, we amended our Articles of Incorporation to change the corporate name to Migami, Inc., and to increase the number of our authorized shares to 200,000,000. On March 2, 2006, we affected a reverse split of our issued and outstanding shares on a 5 to 1 basis. However, our acquisition of Innovay's assets as described herein will not be affected until 20 days after this Schedule 14-C Information Statement has been mailed to our Shareholders.

                               SUMMARY TERM SHEET

The following bullets constitute the most material terms of the proposed acquisition in a summery format, as follows:

         o We will acquire all of the assets and liabilities of Innovay, Inc. These assets include licensing rights for certain drugs and certain drug delivery systems in parts of Asia, various cosmetic formulations which are being marketed in Asia, and certain limited capital.
         o We will acquire Innovay's assets and liabilities in exchange for approximately 60% of our issued and outstanding stock. If we achieve certain positive milestones over the next year, Innovay, Inc., will receive additional shares of our common stock. In the event that such milestones are achieved, Innovay will hold approximately 85% of our issued and outstanding stock.
         o As a result of the asset purchase, we will undergo a change of control. Innovay will hold a majority of our issued and outstanding stock and it will control us. Innovay will appoint a new Board of Directors and the new Board of Directors will appoint new officers. John Park and Marty Goldrod will serve as our new officers and 2 of our new directors. Lionel Simons and Lester Berriman will resign all of the positions that they now hold with us.
         o We have formed a new wholly-owned Nevada subsidiary corporation. The name of our new subsidiary is KleenAir Systems of North America, Inc. All of our current assets and liabilities will be transferred to that subsidiary.
         o We have entered into an Option Agreement with Pollution Control, Ltd., to purchase KleenAir Systems of North America, Inc., along with all of our current assets and liabilities. The option price is $1,800,000, payable over 5 years. The Option will be exercised at the closing of the Innovay Asset Purchase Agreement. Once the Option is exercised, we will have none of our current assets and liabilities. Pollution Control, Ltd., is one of our shareholders and is owned by Lionel Simons, our current president.
         o After the closing, we will no longer be in our current business. We will be in the business of licensing and marketing drugs, drug delivery systems, and cosmetics in Asia.

         o You will have the right to dissent from this asset purchase and to obtain cash payment for the "fair value" of your shares in us, as determined in accordance with the Nevada revised statutes. However, you must make your election within twenty days of the date that this 14C information statement is mailed to you or you will lose your right to elect to exercise your dissenters' rights.

                            PURPOSE OF ASSET PURCHASE

Our Board of Directors believes it is desirable to enter into the Asset Purchase Agreement with Innovay, Inc., a privately held California corporation in order to acquire the assets of Innovay. Our Board of Directors believes that the acquisition of the assets of Innovay and our operation of Innovay's business will increase our profitability and our value to our shareholders. Our Board of Directors formed this belief on the bases that:

1. Innovay, Inc., currently has two licenses in place, which appear to have substantial value.

2. One of Innovay's licenses is from ZenGen, Inc. ZenGen has developed several peptide molecules related to alpha-melanocyte-stimulating hormone to treat infection and inflammation associated with a variety of diseases and conditions. ZenGen is currently finishing United States Federal Drug Administration phase two clinical tests on its product. One of the commercial uses will be in the treatment of vaginitis, a common female bacterial problem. Innovay has the exclusive right to market such products in China, Japan, and Korea. Innovay is negotiating with pharmaceutical companies in China, Japan and Korea to market this product. A sublicensing fee from distributors in those countries would generate immediate cash flow. Innovay will also manufacture this product for sale to its distributors in those countries which should also generate revenue.

3. One of Innovay's licenses is with InnoZen, Inc. InnoZen has developed a drug delivery system through the use of edible thin film strips containing active drug ingredients, including Suppress(R) Cough Strips. The future development of products using this delivery system is large. Research is being conducted in the development and formulation of thin films for all types of medicinal treatments. These applications encompass allergies, pain, cough+cold, insomnia, intestinal disorders, electrolyte replacement, motion sickness, sexual and animal health. Innovay has obtained a license for these products for China, Japan, and Korea.

4. Innovay has several cosmetic formulations which it is marketing in Asia. It has successfully made sales of its wrinkle cream in Asia.

5. The potential for distributing a vast array of pharmaceutical and cosmetic products in China, Japan, and Korea should increase our profitability and value to shareholders. This is especially true in view of our historic inability to generate any meaningful revenue from our current business operations.

6. We have been unable to successfully complete our current business plan or to raise adequate capital to proceed with our current business plan.

7. The sale of our current unsuccessful business operations will generate $1,800,000 in revenue for our new business.

             PROCEDURE FOR APPROVAL OF ASSET PURCHASE; VOTE REQUIRED

Because many of the corporate actions required by the Asset Purchase Agreement require approval by a majority of our shareholders, a shareholder vote is required by the Nevada Revised Statutes. However, the Nevada Revised Statutes provide that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a written consent, setting forth the action so taken, is signed by the holders of a majority of the issued and outstanding shares entitled to vote.

On December 19, 2005, the record date for determination of the shareholders entitled to receive this Information Statement, there were 63,369,376 shares of common stock issued and outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the asset purchase and the name change. Our Board, by its unanimous written consent, adopted resolutions approving the Asset Purchase Agreement and the filing of the Certificate of Amendment to our Articles of Incorporation to complete the transaction. By written consent, dated December 19, 2005, seven shareholders, who, in the aggregate, own 40,940,371 shares of our common stock, or 64.6% of the issued and outstanding shares of our common stock, approved the Asset Purchase, and the related corporate actions. The seven shareholders were Lionel Simons, Lester Berriman, David L. Kahn, John M. Zabsky, Peter Newell, Jubilee Investment Trust PLC, Pollution Control, Ltd., and Langley Park Investment Trust, PLC.

Pollution Control, Ltd., is a Bahamian corporation, beneficially owned by Lionel Simons ("PCL"). Jubilee Investment Trust PLC and Langley Park Investment Trust PLC are British public companies trading on the London Exchange. Both are our shareholders. No current officer, director, or control person of Innovay or of us owns any shares in either Jubilee Investment Trust PLC or Langley Park Investment Trust PLC.

                        EFFECTIVE DATE OF ASSET PURCHASE

The terms of the Asset Purchase will be given effect twenty days after this Information Statement is first mailed to our shareholders.

     PURPOSE OF CHANGE IN NAME OF THE CORPORATION AND INCREASE IN AUTHORIZED
                                  COMMON STOCK

Our Board of Directors believes it is desirable to change the name of the Company to "Migami, Inc.," to comply with the terms of the Asset Purchase Agreement. Our purpose in changing our name reflects the change of business to the pharmaceutical and cosmetics business. We believe that this change to our Articles enables us to complete the acquisition of Innovay's assets which should increase our profitability and the total value of the corporation to our shareholders. However, there can be no guarantee that the asset purchase will have that result.

Our purpose in increasing the number of our authorized shares is to use our stock for the acquisition of assets in various transactions, including the Innovay transaction described herein, and to use our shares to raise capital through the sale of our stock. However, at the current time, the only acquisition being considered is the acquisition of the Innovay assets as described in this 14C Information Statement and there is no current plan to raise additional capital through the sale of our stock.

The increase in the number of our authorized shares of common stock is not intended to be an anti-takeover measure. There are no plans to adopt any anti-takeover measures and we do not believe that we have any anti-takeover measures in place. Thus, we do not believe that the increase in the number of authorized shares will have any effect on our shareholders from an anti-takeover perspective.

The increase in the number of authorized shares is not necessary to complete the Innovay acquisition since there will be more than adequate shares to do so after the reverse split. The increase in authorized shares is being done at this time since our Articles are being amended to affect our name change and other amendments to our Articles can be made at the same time. This amendment to our Articles was unanimously approved by our Board of Directors.

As of December 19, 2005, there were 63,369,376 shares of our stock issued and outstanding and there were 100,000,000 shares authorized. There were no shares reserved for issuance under stock plans, warrants, contractual commitments, or other arrangements.

After the increase of the number of authorized shares, there were 63,369,376 shares of our stock issued and outstanding and there will be 200,000,000 shares authorized. There were no shares reserved for issuance under stock plans, warrants, contractual commitments, or other arrangements.

There are currently approximately 12,673,875 shares of our stock issued and outstanding, depending upon the number of fractional shares, and there are 200,000,000 shares authorized. There are no shares reserved for issuance under stock plans, warrants, contractual commitments, or other arrangements.

After the closing of the Innovay transaction, there will be approximately 31,658,851 shares of our stock issued and outstanding, depending upon the number of fractional shares, and there will be 200,000,000 shares authorized. There will be no shares reserved for issuance under stock plans, warrants, contractual commitments, or other arrangements. When, and if, Innovay reaches certain milestones in the Asset Purchase Agreement, we will issue an additional 52,733,266 shares to Innovay. Assuming that no other shares are issued in the interim, there will be approximately 84,392,117 shares of our stock issued and outstanding, depending upon the number of fractional shares, and there will be 200,000,000 shares authorized.

  PROCEDURE FOR APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK AND NAME CHANGE

The action to change our corporate name requires amending our Articles of Incorporation. The Nevada Revised Statutes require that in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the issued and outstanding shares entitled to vote. The Nevada Revised Statutes also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a written consent, setting forth the action so taken, shall be signed by the holders of a majority of the issued and outstanding shares entitled to vote. On December 19, 2005, this name change and increase in the number of authorized shares was approved by the written consent of our shareholders owning 64.6% of our issued and outstanding stock and no other shareholder action is required. The name change and increase in the number of authorized shares was affected on February 9, 2006.

                PURPOSE OF CHANGE IN EFFECTING THE REVERSE SPLIT

Our Board of Directors believes it is desirable to effect a 5 to 1 reverse split of our common stock, of which we currently have 63,369,376 shares issued and outstanding, resulting in approximately 12,673,875 shares issued and outstanding. The terms of the Asset Purchase Agreement also require that we issue 18,983,976 shares to Innovay such that Innovay becomes an approximate 60% holder of our issued and outstanding common stock. The Asset Purchase Agreement further provides that an additional 52,733,266 shares of our restricted common stock (post-split) upon the occurrence of the following milestones within one year of the closing of the Asset Purchase Agreement:

         (a) Sale of distribution rights for ZenGen and InnoZen products in China, Korea, and/or Japan for $2,000,000 (US). The written agreement shall provide for the payment of $2,000,000 over the initial six (6) months of the Agreement and royalties on actual sale of products. Such sale must be to a bona fide licensee; and

         (b) Sale of distribution rights for existing Innovay cosmetic products in China, Korea, and/or Japan for $1,000,000 (US). The written agreement shall provide for the payment of $1,000,000 over the initial six (6) months of the Agreement and royalties on actual sale of products. Such sale must be to a bona fide licensee.

At the time that the above two milestones are achieved, Innovay shall hold 71,718,242 which will be equivalent to approximately 85% of our issued and outstanding shares. The purpose of the milestones is to require that Innovay provide additional value to us through the foregoing two sales of distribution rights before the additional shares are issued to Innovay. If the sales are not completed within the one year period, the additional shares will not be issued to Innovay.

We believe that the asset purchase will enable us to complete the acquisition of Innovay's assets which should increase our profitability and the total value of the corporation to our shareholders. However, there can be no guarantee that the asset purchase will have that result.

 PROCEDURE FOR APPROVAL OF THE REVERSE SPLIT; SHAREHOLDER APPROVAL NOT REQUIRED

In order to affect a reverse split of our outstanding common stock, the approval of a majority of the holders of our common stock is not required. On December 19, 2005, this reverse split was approved by the Board of Directors. It was also approved by the written consent of our shareholders owning 64.6% of our issued and outstanding stock and no other shareholder action is required.

As a result of the reverse split of the common stock, some of our shareholders will hold a fraction of a share in our stock. This is known as a "fractional share." Fractional shares of .51 or more shall be rounded up to a full share and fractional shares of less than .51 shares shall be rounded down to no shares. In order to determine how this will affect your share holding, divide the number of shares which you hold and then round any fractional share off as set forth above. The REVERSE split was effective on March 2, 2006. It did not require an amendment of our Articles of Incorporation.


           FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This summary does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decision and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect, and assumes that the newly issued common stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code.

         o The reverse stock split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.
         o No gain or loss will be recognized by the Company in connection with the reverse stock split.
         o No gain or loss will be recognized by a shareholder who exchanges all of his shares of current common stock solely for shares of post-reverse split common stock.
         o The aggregate basis of the shares of post-reverse split common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of current common stock surrendered in exchange therefore.
         o The holding period of the shares of post-reverse split common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of current common stock surrendered in exchange therefor.

With respect to fractional shares being rounded off, there is no recognizable gain or loss for federal income tax purposes. However, your basis in the remaining shares will increase to the amount which you paid for all of your shares divided by the number of shares which you hold after the reverse.

However, tax consequences may be complex and vary from individual to individual. Thus, there can be no assurance that the above tax consequences will be applicable to any individual shareholder. Therefore, current holders of our common stock are advised to consult with their own tax advisers regarding the federal income consequences of the proposed reverse stock split in light of their personal circumstances and the consequences under, state, local and foreign tax laws.

                              SHAREHOLDER APPROVAL

On December 19, 2005, the record date for determination of the shareholders entitled to receive this Information Statement, there were 63,369,376 shares of common stock issued and outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. Thus, we needed the affirmative vote of at least a majority of the issued and outstanding shares of our common stock, or 31,658,851 shares to approve the asset purchase from Innovay and the name change to Migami, Inc. By Written Consent, dated affective December 19, 2005, seven shareholders, owning 40,940,371 shares, or approximately 64.6% of the issued and outstanding shares of our common stock, approved various corporate actions, including approval of the Asset Purchase Agreement, amending our Articles of Incorporation to change our name, and increase our authorized common stock.

Thereafter, our Board, by its unanimous written consent, adopted a resolution approving an amendment to our Articles of Incorporation to effect the name change and to increase our authorized shares of common stock and the reverse split. Our Board also approved the Asset Purchase Agreement in the same written consent.

                           EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation became effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit "B." The Certificate of Amendment was filed on, or about, February 9, 2006.


            EFFECT ON CERTIFICATES EVIDENCING SHARES OF MIGAMI, INC.
                    (FORMERLY KLEENAIR SYSTEMS, INC.), STOCK

The changes described herein to the shares of common stock of Migami, Inc. will be reflected in its stock records by book-entry in Migami, Inc.'s records. For those shareholders that hold physical certificates whether in the name of Migami, Inc., or KleenAir Systems, Inc., please do not destroy your common stock certificates or send them to Migami, Inc. Subject to the rounding process for fractional shares, those certificates will remain valid for one-fifth of the number of shares shown on the certificate, as a result of the reverse split. Therefore, you should carefully preserve your existing certificates.

                               DISSENTERS' RIGHTS

Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. Additionally, Section 78.3793 of the Nevada Revised Statutes expressly provides that upon a change in the control of the corporation as will occur under the asset purchase agreement, any stockholder other than the acquiring stockholder and other than any stockholder voting for the corporate action giving rise to the change in control shall have dissenter's rights and may obtain payment of the fair value of his shares in accordance with the terms of the Statute. The Nevada Revised Statutes does not provide for dissenters' right of appraisal in connection with the name change, increase in authorized common stock, or the reverse split. A copy of the relevant sections of the Nevada Revised Statutes is attached hereto as Exhibit "C."

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set forth below, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Asset Purchase, the reverse split or the name change which is not shared by all other shareholders of the Company.

Pollution Control, Ltd. ("PCL"), which is one of our shareholders that executed the Written Consent, will obtain an Option to Purchase our existing assets and liabilities for $1,800,000. Mr. Simons is a majority shareholder in PCL. The Option will be exercised at the closing. A copy of the Option is attached to the Asset Purchase Agreement (Exhibit "A" to this Information Statement) as Exhibit "7" to the Asset Purchase Agreement.

The option was given to PCL because it appeared to be the best way to obtain value for us from our current assets. We had been trying for almost ten years to generate revenue from our assets and to raise funds for the further development of our technology. We have been unsuccessful in doing so. The incoming management intends to concentrate on a different unrelated business and to expend all of its time and funds on developing that business. Therefore, there will be no resources available to attempt to develop our current business. By selling our current assets to PCL, we will receive $1,800,000 from PCL over 5 years after the Option is exercised. We developed the option exercise price based upon our market cap. We multiplied the public share price of $.03 per share by the approximate 60,000,000 shares of stock which were issued and outstanding at the time, which came to $1,800,000. Furthermore, the funds received from the exercise of the option can be used to develop our new business. We believe that receiving $1,800,000 is preferable to retaining assets for which we will have no use.

PCL has also been retained to provide consulting services to us with respect to our historical operations, changes required by reason of the Asset Purchase and our business in China and the United Kingdom after the closing, and various other matters, including the management and acquisition of assets by the Company and Company operations in China and the United Kingdom. The services are to be provided by Lionel Simons personally to the extent practicable. The term is for 2 years and PCL is to be paid 750,000 of our restricted shares per year. The Consulting Agreement does not go into effect until our Innovay acquisition occurs and if the acquisition does not occur, the agreement is null and void.

It should be noted that Mr. Simons and Mr. Les Berriman are, and were at all times relevant hereto, the sole directors and officers of Migami, Inc. (previously KleenAir Systems, Inc.). Therefore, all evaluations of the proposed transaction were made by them and all required Board action was voted on and approved by them.

John Holt Smith, Esq., has acted as our counsel on specific projects during the past 10 years. In consultation with Mr. Simons, Mr. Smith learned of our difficulties in raising capital in the United States, Mr. Simons' concerns relating to being able to continue operating, and of Mr. Simons' concerns relating to generating value for our shareholders. Mr. Smith was aware of the opportunity to acquire the business of Innovay, Inc. and introduced Mr. Simons to Mr. John Park. Thereafter, Mr. Simons and Mr. Park met and agreed between themselves to the basic terms of the transaction. Mr. Simons' principal concern was to enhance shareholder value in the acquisition rather than ceasing to do business in the United States. Mr. Smith played no role in the evaluation of Innovay on our behalf. Mr. Smith prepared initial drafts of the Asset Purchase Agreement, Option Agreement and related documents incorporating the terms agreed to by Mr. Simon and Mr. Park. Mr. Smith arranged for the filing of our initial 14C Information Statement in September, 2005. Mr. Smith also brought in Ellen Batzel, Esq., a tax attorney, to assist with the structuring of the transaction. Shortly thereafter, the September, 2005, 14C Information Statement was withdrawn.

Thereafter, Mr. Smith became concerned that Mr. Park was not adequately represented by counsel and suggested to Mr. Simons that we obtain a separate counsel to prepare the Schedule 14C Information Statement. We engaged Lawrence
I. Washor, Esq., an attorney who had also represented us on various matters in the past. Thereafter, Mr. Smith only represented Innovay, Inc. The parties thereafter met several times in order to reconfirm the purchase price for our purchase of Innovay's assets, renegotiated the terms of the asset purchase agreement, the option agreement, and the consulting agreement and the timetable for closing. During the subsequent negotiations and thereafter, Mr. Smith played no part in advising us in connection with the transaction.

John Holt Smith, Esq., is a shareholder in Innovay, Inc., and serves as counsel to Innovay on a regular basis.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of December 19, 2005, except as noted in the footnotes below, by:

         o Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
         o    Each of our executive officers; and
         o    Each of our directors.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 19, 2005, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

========================= ============================================== ============================= ================
     TITLE OF CLASS                     NAME AND ADDRESS                      AMOUNT AND NATURE          PERCENT OF
                                       OF BENEFICIAL OWNER                  OF BENEFICIAL OWNER**           CLASS
------------------------- ---------------------------------------------- ----------------------------- ----------------
Common Stock              Lionel Simons                                       11,208,685 shares            17.71%
                          36 Corniche Dr.                                    president, director
                          Dana Point, CA 92629
------------------------- ---------------------------------------------- ----------------------------- ----------------
Common Stock              Lester Berriman                                      2,637,048 shares             4.17%
                          18871 Portofino Dr.
                          Irvine, CA 92715
------------------------- ---------------------------------------------- ----------------------------- ----------------
Common Stock              David L. Kahn                                           4,506,932                 7.12%
                          3150 West Fir Avenue, #127
                          Fresno, California  93711
------------------------- ---------------------------------------------- ----------------------------- ----------------
Common Stock              Jubilee Investment Trust, PLC*
                          1 Great Cumberland Place
                          London WiH7ZL                                       10,026,000 shares            15.84%
------------------------- ---------------------------------------------- ----------------------------- ----------------
Common Stock              Langley Park Investment Trust, PLC*
                          30 Farrington St.
                          London EC4A4HJ                                      10,000,000 shares            15.80%
------------------------- ---------------------------------------------- ----------------------------- ----------------
Common Stock              All  directors and named  executive  officers       13,845,733 shares            21.88%
                          as a group
========================= ============================================== ============================= ================

* These are public companies trading on the London Exchange.

** The share numbers are pre-split shares. To obtain the current number of shares held, you may divide the number by 5. However, you should note that the percentage share ownership did not change.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

                               SUMMARY TERM SHEET

This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire Information Statement and the Exhibits, including the Asset Purchase Agreement.

                                  THE COMPANIES

MIGAMI, INC. (FORMERLY KLEENAIR SYSTEMS, INC.)

Migami, Inc. (formerly KleenAir Systems, Inc.), is a Nevada corporation ("Migami"). We are an Aliso Viejo, California, based development stage company incorporated in Nevada and engaged in the business of developing, testing, and marketing patented technologies to neutralize nitrogen oxide vehicle emissions from gasoline and diesel engines. Since 1995, we have worked towards the completion of the development and testing of the NOxMaster(TM) technology. During this period, we have applied for and obtained various patents in connection with our technology. However, all of our patents were sold in August, 2005, to KleenAir Systems International, PLC (KSIP), London, England in exchange for a cash payment of $180,000 and a royalty of 8% of gross sales for the life of the patents. KSIP is a related party of us since we own approximately 23% of the common stock of KSIP. The purpose of the NOxMaster(TM) is to reduce NOx emissions to a level substantially lower than the minimum requirements of even the most restrictive state - California. The NOxMaster(TM) is a one-of-a-kind device, that can effectively accomplish this task and consists of: 1) an ammonia injector located on the engine exhaust system upstream of the catalytic converter; 2) a tank of minimally pressurized ammonia with solenoid operated valves; 3) tubing, wiring, and an electronic controller that senses engine parameters.

A timing pulse from the engine is used to determine certain parameters that indicate NOx production and to trigger a solenoid causing the injection of gaseous ammonia into the exhaust system upstream of the catalytic converter. The chemical reaction that occurs causes the NOx to be reduced to harmless constituents primarily at the initial mixing and secondarily at the catalytic converter. The ammonia injection is programmed to occur only when the engine is operating at specific load and performance conditions.

In addition to a cost effective reduction of NOx emissions from the exhaust, the NOxMaster(TM) has the potential of aiding the enhancement of engine performance. Controlled reduction of NOx emissions could allow for the retuning of the engine for increased efficiency. This would result in increased fuel mileage while continuing to meet the government-set NOx emission standard.

In December, 2005, we entered into an agreement to acquire the assets of Innovay. Innovay specializes in the pharmaceuticals and cosmetics industry with major contracts in Asia. With the contracts and prospects of the Innovay business, our Management believed that the Innovay acquisition could represent a potential improvement in shareholder value. Additionally, we lacked sufficient capital successfully to develop the NOxMaster(TM) technology and we have been unable to raise adequate capital for the NOxMaster(TM) project. Therefore, our current plan of business is to acquire the Innovay assets and to use the Innovay assets to commence and expand our business in Asia using the Innovay assets.

The principal trading market for our common equity securities is the National Association of Securities Dealers OTC Bulletin Board quotation system. The following are the highs and lows for each quarter for fiscal year ended December 31, 2005 and 2004, respectively. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions, and may not represent actual transactions.

                            2005                               2004

                     High         Low            High             Low
                   ------------ -------------- ---------------- -------------
1st Quarter         $0.14        $0.08          $0.43            $0.20
                   ------------ -------------- ---------------- -------------
2nd Quarter          0.22         0.10           0.39             0.18
                   ------------ -------------- ---------------- -------------
3rd Quarter          0.12         0.06           0.22             0.10
                   ------------ -------------- ---------------- -------------
4th Quarter          0.08         0.03           0.16             0.09
                   ------------ -------------- ---------------- -------------

At December 31, 2005, we had 538 shareholders of record with an additional approximately 73 shareholders registered with firms reporting to the Depository Trust Company.

No dividends have been paid in the last two fiscal years.

The firm of Robert Early & Company, P.C., served as the Company's independent auditors for the year ended December 31, 2003 through the first 9 months of 2005. Robert Early & Company, P.C., resigned due to Mr. Early's decision to cease providing the type of services which he provided to us. There were no disagreements between Mr. Early and us. Thereafter, our Board of Directors appointed Chisholm Bierwolf & Nilson, LLC as our auditors for the balance of 2005.

We have not been involved in any bankruptcy, receivership or similar proceeding. There is no pending or threatened litigation against us.

As a part of the Option Agreement, we have formed KleenAir Systems of North America, Inc., a Nevada corporation ("KSNA"), as our wholly owned subsidiary. All of our current assets and liabilities are being transferred to KSNA and KSNA shall have the exclusive right and ability to operate our current business. Lionel Simons and Les Berriman will serve as the sole officers and directors of KSNA and they shall have the exclusive authority to operate its business. An Option has been granted to Pollution Control, Ltd. ("PCL"), which is beneficially owned by Lionel Simons, to acquire KSNA for $1,800,000 to be paid over the five year period after the exercise of the Option. It is the intention of the parties that the Option will be exercised at the closing. After the exercise of the Option, Mr. Simons and Mr. Berriman will continue to operate that business of KSNA on behalf of PCL. A copy of the Option Agreement is attached as Exhibit 7 to the Asset Purchase Agreement, which is Exhibit "A" to this Statement.

INNOVAY, INC.

Innovay Inc., a California corporation ("Innovay"), is a Los Angeles, California, based company. Innovay's main focus is the purchase of licensing rights from US and European based pharmaceutical and cosmetics companies and the sublicense of these rights to Asian pharmaceutical and cosmetics companies. INNOVAY IS A RELATIVELY NEW COMPANY WITH LIMITED OPERATING HISTORY. IT IS NOT A REPORTING COMPANY AND THERE IS NO PUBLIC MARKET FOR ITS SECURITIES. A more detailed description of Innovay's operations is described in the section entitled "Anticipated Operations Following the Asset Purchase."

The shareholders in Innovay and their respective stock holdings are as follows:

======================= ======================================= ================================== =================
    TITLE OF CLASS                 NAME AND ADDRESS                     AMOUNT AND NATURE          PERCENT OF CLASS
                                 OF BENEFICIAL OWNER                  OF BENEFICIAL OWNER
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Marty Goldrod                                      2,120 shares                   .70%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            John Park                                        132,104 shares                 43.40%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Jay Park                                           4,800 shares                  1.58%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Tehan Oh                                           7,825 shares                  2.57%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Sandy Lang*                                      132,104 shares                 43.40%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Min Shi                                            8,480 shares                  2.79
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Dan Smith                                          8,480 shares                  2.79%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            John Holt Smith**                                  4,258 shares                  1.40%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Kyung S. Kim                                         575 shares                   .19%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Jovell USA, Inc.***                                3,333 shares                  1.10%
----------------------- --------------------------------------- ---------------------------------- -----------------
                                                                         304,077 shares                  100%
======================= ======================================= ================================== =================


* Sandy Lang and John Park each own 43.40% of the issued and outstanding shares of Innovay. Together, they own 86.80% of the issued and outstanding shares of Innovay. Since Innovay will own a majority of our issued and outstanding shares, Mr. Lang and Mr. Park acting together will be in a position to control our corporate decisions. Also, in the event that Innovay distributes our shares pro rata to its shareholders (assuming that no further stock is issued), Mr. Lang and Mr. Park will hold more than 73.78% of our issued and outstanding common stock between them. A brief description of Mr. Park's background appears in the portion of this Statement, entitled "Directors and Senior Management of KleenAir Systems Following the Asset Purchase" and a brief description of Mr. Lang's background follows.

Sandy Lang, age 60, has spent the last 3 years as a consultant to various movie industry companies in the areas of obtaining funding for movies, arranging for worldwide distribution, and developing strategies for taking the client company public. From 1998 through 2002, Mr. Lang was the founder and Chief Executive Officer of Interactive Marketing Technology, Inc., which was involved in marketing various products through infomercials. Mr. Lang took the company public. From 1990 through 1997, Mr. Lang was the president of distribution for Epic Films where he was responsible for worldwide distribution of the company's films, syndication of the company's film library, and the development of the company's marketing activities and campaigns. From 1985 through 1990, Mr. Lang was the executive vice president of New World, where he was responsible for all distribution and for syndication of the company's television and film projects. After returning from Vietnam, Mr. Lang started his career in the entertainment industry as an actor and a stuntman.

**John Holt Smith has acted as our legal counsel on certain matters over the past 10 years.

***Jovell USA, Inc, is owned 50% by John Park and 50% by Richard Lee. Thus, they are the beneficial owners of the shares held by Jovell USA, Inc.

The authorized capital stock of Innovay consists of 1,000,000 shares of common stock. The stock has a par value of $.001 per share. 304,077 shares are issued and outstanding as of the date of this Information Statement. There are no outstanding subscriptions for additional shares.

Pursuant to the terms of the Asset Purchase Agreement, we will acquire all of the assets and liabilities of Innovay for issuance of our shares in the transaction. Initially, Innovay will receive 18,984,976 shares (approximately 60% of our issued and outstanding stock). Thereafter, depending on whether certain milestones are achieved by us, after the asset purchase, Innovay may receive an additional 52,733,266 shares which would give it 71,718,242 shares in the aggregate and which would be equivalent to approximately 85% of our issued and outstanding stock. We have changed our name to "Migami, Inc".

                              ASSETS BEING ACQUIRED

1. License and Collaboration Agreement, dated June 15, 2005, between Innovay and ZenGen, Inc., a California corporation, and the Letter Amendments thereto. This Agreement gives Innovay the exclusive right to market pharmaceutical compositions containing certain alpha-melanocyte-stimulating hormone-related peptides synthesized by ZenGen, Inc., in South Korea. Under the Agreement, Innovay is required to pay a royalty of 50% of Net Sales and a license fee of $1,000,000 payable in 4 installments through February 15, 2007. Net Sales is defined as "the gross invoiced amount for the Product sold or otherwise transferred by Innovay, its affiliates or its sublicensees less (a) any trade, cash, or quantity discounts actually allowed, (b) credits or allowances actually granted upon claims, rejections, returns, or retroactive price adjustments, (c) customs, duties, and taxes based on gross sales included in and separately stated on the invoice as adjusted for rebates and refunds (but not including taxes assessed on income)." This license covers COZ002, which is used to treat vaginal infection and inflammation in connection with various diseases and a nasal gel drug delivery technology, which can be used to deliver medication for various applications. A copy of the Agreement is attached as part of Exhibit "2" to the Asset Purchase Agreement which is attached to this Information Statement as Exhibit "A."

On June 15, 2005, the Agreement was amended to include a Nasal Gel Delivery Technology which is known as a Nasal Transmucosal delivery system. The Nasal Transmucosal delivery system consists of a viscous nasal gel, delivering minor amounts of metal or other chemical elements or compositions into the bloodstream through the nasal membrane. This technology is licensed for distribution in South Korea, Australia, China, Japan, Malaysia, New Zealand, the Philippines, and Thailand. This license requires the payment of an additional $2,000,000 in license fees. The remaining terms except for the termination provisions remain the same as under the License and Collaboration Agreement, dated June 15, 2005.

The License terminates on the later of (a) the last to expire of any patent covered by the license or (b) the last to end of any Royalty Period for any Product sold in the territory. The License also expires on the insolvency of either party, 30 days after the appropriate written notice to the other party absent a cure during the 30 day period. However, the notice and cure period for any breach relating to the making of any required payment under the Agreement is 10 days. In the event of any such termination, all license rights revert to ZenGen, all pre-termination obligations of the parties remain in full force and effect, and Innovay shall have 12 months to sell any remaining inventory. However, if Innovay is more than 30 days late in making any license fee installment payment, Innovay will lose its exclusivity on the licensed products and if Innovay is more than 60 days late in making any license fee installment payment, ZenGen may terminate the license.

Innovay is not currently in default under this Agreement.

2. License Agreement, dated July 18, 2005, between Innovay and InnoZen, Inc., a Delaware corporation. This Agreement gives Innovay the exclusive right to market certain proprietary products of InnoZen in China, Japan, and South Korea. The products consist of certain specified pharmaceutical items. Under the Agreement, Innovay is required to pay a royalty of 25% on all revenue actually received from the licensed products less $750,000, the amounts necessary to perform clinical studies as required by any regulatory agency within any country within the Territory, and a license fee of $750,000. This License covers Bi-layer Film Technology which is a drug delivery system permitting the delivery of active drugs through an edible thin film strip. Among the currently available applications are Suppress(R) Cough Strips, a cough suppressant and electrolyte strips, which deliver electrolytes to the body through strip technology. The License also covers Optizen eye drops. Furthermore, Innovay has made certain annual sales volume commitments in each country within its territory. Over a 5 year period, the sales volume commitments expand from $500,000 to $5,000,000 in China, from $500,000 to $4,000,000 in Japan, and from $200,000 to $2,500,000 in
South Korea. A copy of the Agreement is attached as part of Exhibit "2" to the Asset Purchase Agreement which is attached to this Information Statement as Exhibit "A."

The InnoZen license terminates on July 7, 2020. Additionally, either party may terminate the License on 30 days prior written notice in the event that the other is in material breach under the License Agreement. In the event of such termination, all rights under the License revert to Innozen and all obligations of the parties incurred up to the termination date remain in full force and effect. In addition, if Innovay fails to meet its sales volume commitments in any territory in any year, InnoZen may give written notice of any shortfall to Innovay and Innovay shall have 30 days to cure the shortfall. If Innovay fails to cure the shortfall, InnoZen may terminate Innovay's exclusivity within the country in which the shortfall occurred or terminate the license within that country. If Innovay fails to meet its minimum sales commitment in any 2 countries, InnoZen may terminate the License Agreement. If Innovay fails to make any License Fee Payment or any payments for clinical studies as required under the Agreement within 30 days of the date due, InnoZen may, at its sole election, terminate the exclusivity or terminate the License Agreement.

Innovay is not currently in default under this Agreement

3. Proprietary cosmetic formulations used to manufacture Innovay's cosmetic products. The cosmetic products are wrinkle remover, anti-aging skin cream, dark circle remover, which removes dark circles from the eye area, and a skin whitener.

4. $110,000 in accounts receivable from cosmetic distribution in Korea and $44,800 in accounts receivable from cosmetic distribution in Japan. There are additional orders in the amount of $560,000. All of the accounts receivable and orders are for Innovay's wrinkle cream.

5. Approximately $520,000 in marketable securities. These securities are being held in a six month escrow which terminates on July 31, 2006. $500,000 of this amount belongs to the Innovay and the remainder belongs to Sandy Lang. In the event that the market value decreases below $500,000, Mr. Lang must contribute additional securities in order to generate a net value of $500,000. In the event that the securities are sold for more than $500,000, the overage must be returned to Mr. Lang. The purpose of the escrow is to secure the payment of license fees to InnoZen and ZenGen and securities from the escrow may be sold if necessary in order to make license payments to ZenGen or Innozen. The actual amount which will remain in the escrow at closing is unknown. On July 31, 2006, any remaining securities will be distributed to Mr. Lang and Innovay in accordance with the above formula. John Holt Smith, Esq., is the escrow holder and copies of the escrow are in the possession of Innovay, Mr. Lang, and Mr. Smith.

6. A deposit of $15,000 with Spencer Edwards.

7. Office equipment of the approximate value of $1,596.

8. A relatively small amount of operating capital in the approximate amount of $55,000. This amount varies from day to day.

9. Innovay is involved in the development of a time-controlled release oral drug delivery system in China. To the extent that the development of this drug delivery system is completed, it will be acquired by us. However, this system is yet fully developed and there can be no assurance that such development will be successfully completed.

                            LIABILITIES BEING ASSUMED

1. Trade payables of approximately $15,000. This amount varies from time to time.

2. A loan from an Innovay shareholder in the mount of $19,208.

3. $3,456,725 in royalty payments due on the ZenGen and Innozen licenses. These amounts are payable over the next approximately fifteen (15) months. The royalties are paid quarterly and do not bear interest. See the agreements attached to Exhibit "2" to the Asset Purchase Agreement which is Exhibit "A" to this Statement.

4. There is a contingent liability to Mr. Sandy Lang based upon the ultimate sales price of the marketable securities contributed by him. In the event that the securities are sold for more than $500,000, any amount over $500,000 shall be returned to Mr. Lang.

                                TAX CONSEQUENCES

The assets being acquired in this asset purchase should be booked by us at Innovay's acquisition cost which is approximately $300,000. We would have no taxable profit or loss on the transaction. We currently have a large federal loss carry forward in the amount of $8,122,707 stemming from our past historic operating losses. Due to the change in our business, we will not be able to utilize that loss carry forward in the future.

                             PATENTS AND TRADEMARKS.

Innovay does not currently own any patent or trademark.

THE APPROVAL OF THE ASSET PURCHASE AGREEMENT WILL RESULT IN A CHANGE IN CONTROL OVER US IN THAT INNOVAY WILL HOLD A MAJORITY OF OUR ISSUED AND OUTSTANDING SHARES, A CHANGE IN OUR THE MANAGEMENT FROM CURRENT MANAGEMENT TO MANAGEMENT APPOINTED BY INNOVAY, AND THE ASSUMPTION OF INNOVAY'S ASSETS, OPERATIONS, AND LIABILITIES BY US.

                            PREEXISTING RELATIONSHIPS

We did not have any preexisting relationship with Innovay prior to entering into the Asset Purchase Agreement. To the best of our knowledge, other than Min Shi, John Holt Smith, and Dan Smith, none of KleenAir's shareholders hold shares in Innovay and no KleenAir shareholder owns any beneficial interest in Innovay.

                    STRUCTURE OF THE ASSET PURCHASE AGREEMENT

At the closing of the Asset Purchase Agreement:

1. We will acquire all of the assets of Innovay and assume all of its liabilities.

2. In order to acquire Innovay's assets and liabilities, we will issue 18,984,976 shares of our restricted common stock to Innovay in exchange for the assets and liabilities of Innovay. We are acquiring the assets and liabilities only. We are not acquiring the stock of Innovay from its shareholders.

3. Immediately after the closing, our current management will resign and new officers and directors will be appointed at Innovay's direction. Our new management will consist of former Innovay management and will be able to manage our new business which is being acquired from Innovay. However, current management will continue to manage KSNA.

4. At the closing, PCL will exercise its option to acquire KSNA. Therefore, Migami will no longer own KSNA or the assets held by KSNA.

Thereafter, upon the satisfaction of certain specified conditions, we will issue an additional 52,733,266 shares of our common stock to Innovay. This will result in approximately 84,374,266 shares of our common stock being issued and outstanding. Following the conclusion of the initial transactions described herein above, our significant shareholders will be as follows:

======================= =========================================== ================================== ==================
    TITLE OF CLASS                   NAME AND ADDRESS                       AMOUNT AND NATURE          PERCENT OF CLASS
                                   OF BENEFICIAL OWNER                   OF BENEFICIAL OWNER***
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            Innovay, Inc.*                                         71,718,242                     85%
                        3201 Wilshire Boulevard
                        Suite 506
                        Los Angeles, California 90010
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            Lionel Simons
                        36 Corniche Dr.
                        Dana Point, CA 92629                                    2,241,737                    2.66%
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            Jubilee Investment Trust PLC
                        1 Great Cumberland Place
                        London WiH7ZL                                           2,005,200                    2.38%
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            Langley Park Investment
                        Trust PLC
                        30 Farrington St.
                        London EC4A4HJ                                          2,000,000                    2.37%
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            All directors and named executive                               0                       0%
                        officers as a group**
======================= =========================================== ================================== ==================


* After the closing, we are advised that Innovay intends to distribute our shares to its shareholders, pro rata, in accordance with all applicable securities laws. However, the decision to do so is entirely up to Innovay.

** After the reverse split and the closing, Mr. Simons and Mr. Berriman will hold 2,769,146 shares of our common stock. At the time of the closing, they will no longer be officers or directors of Migami, Inc., or of any of our subsidiaries. At that time, they will hold approximately 8.75% of our issued and outstanding stock. Thus, at the time that the milestones are achieved, they will no longer be officers or directors of Migami, Inc., or any of our subsidiaries although they will hold approximately 3.28% of our issued and outstanding stock. We do not know what portion of the stock issued to Innovay, Inc., if any, will be transferred and held by those persons who will become our new officers and directors.

*** The share numbers are post-split shares.

We are relying on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Act"), in regard to the shares we anticipate issuing pursuant to the Asset Purchase. We believe this offering qualifies as a "business combination" as defined by Rule 501(d). Reliance on Rule 506 requires that there are no more than 35 non-accredited purchasers of securities from the issuer in an offering under Rule 506 and that the purchasers are acquiring the shares for their own account and not for distribution. .

                  OUR REASONS FOR THE ASSET PURCHASE AGREEMENT

Our board of directors considered various factors in approving the Asset Purchase Agreement, including:

         o    our inability to expand our current level of operations;
         o the business operations and financial resources possessed by Innovay;
         o    Innovay's prospects for the future;
              o the quality and experience of management services available and the depth of Innovay management;
              o    the assets being acquired from Innovay;
              o    our current and historical inability to raise capital;
         o    Innovay's potential for growth or expansion;
         o    Innovay's profit potential; and
         o an anticipated increase in stockholder value as a result of the Asset Purchase.

Our board of directors also considered various factors relating to our current operations, but primarily that we have not been able to manage our existing business and operations to achieve profitability. In considering the Asset Purchase Agreement with Innovay, our board of directors anticipated that this lack of profitability was likely to continue for the foreseeable future.

In reaching our decision, our board also considered various factors that weighed against the transaction, including:

         o    Innovay's lack of operating history;
         o    Innovay's historical lack of profitability;
         o    Innovay's need to raise capital to carry out its business plan;
         o Management's belief in the effectiveness of our current technology;
         o    The large number of our shares required to acquire the assets.

Given those circumstances, our board decided that our best course of action for our shareholders was to enter into, and to conclude, the proposed Asset Purchase Agreement with Innovay. In agreeing to the Asset Purchase, our board of directors hoped that by relinquishing control of us to new management appointed by Innovay and acquiring Innovay's assets and operations, new value would eventually be added to us and to our shareholders. Furthermore, the Board considered that we have been unable historically to develop our existing business and to raise adequate capital under our current business plan. The Board further considered the possibility that we would not be able to continue our operations. After analyzing Innovay's business plan, intellectual property, proposed operations, and managerial resources, the Board concluded that acquiring Innovay provided a reasonable opportunity for us to generate revenue and to obtain a profitable business. Therefore, our Board believes that acquiring Innovay's assets by means of the Asset Purchase Agreement was the best available opportunity to increase the value of our shares for our shareholders since the other available options were to continue operations without adequate capital to develop our current business or to cease our operations. Our board of directors did not request a fairness opinion in connection with the Asset Purchase.

               INNOVAY'S REASONS FOR THE ASSET PURCHASE AGREEMENT

Innovay's board of directors considered various factors in approving the Asset Purchase Agreement, including:

         o    increase market liquidity for Innovay shareholders;
         o the ability to use registered securities to make acquisition of assets or businesses;
         o    increased visibility in the financial community;
         o    enhanced access to the capital markets;
         o    improved transparency of operations; and
         o perceived credibility and enhanced corporate image of being a publicly traded company. Innovay's board decided to proceed with the asset purchase for several reasons. First, being a public company would make it easier to obtain pharmaceutical industry partners in Asia. Second, being a public company would make it easier for Innovay to acquire assets and businesses for stock and make it easier to raise additional capital. Finally, upon exercise of its option, PCL would be obligated to pay $1,800,000 to us.

Innovay's board of directors did not request a fairness opinion in connection with the Asset Purchase.

                                  RISK FACTORS

This information statement contains "forward looking statements" which can be identified by the use of forward-looking words such as "believes", "estimates", "could", "possibly", "probably", "anticipates", "estimates", "projects", "expects", "may" or "should" or other variations or similar words. No assurances can be given that the future results anticipated by the forward-looking statements will be achieved. The following matters constitute cautionary statements identifying important factors with respect to those forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results anticipated by those forward-looking statements. Among the key factors that have a direct bearing on our results of operations are the effects of various governmental regulations, the fluctuation of our direct costs and the costs and effectiveness of our operating strategy. Other factors could also cause actual results to vary materially from the future results anticipated by those forward-looking statements.

The Asset Purchase entails several risks, including:

         o Upon completion of the Asset Purchase, we will assume Innovay's plan of operation, which may require substantial additional funds to fully implement. Innovay's management anticipates that after giving effect to the Asset Purchase, substantial additional funds may be required to implement its business plan. However, there can be no assurance that management will be successful in raising such additional capital.
         o Our current stockholders will be diluted by the shares issued as part of the Asset Purchase and may be diluted by future issuances of shares to satisfy our working capital needs. We are issuing 18,984,976 shares of our common stock to the shareholders in Innovay as part of the Asset Purchase. The above issuances, along with anticipated issuances to raise working capital, will reduce the percentage ownership of our current stockholders to 40% of the issued outstanding shares of our common stock.
         o The market price of our common stock may decline as a result of the Asset Purchase if the integration of our business and Innovay's business is unsuccessful.
         o The stockholders of Innovay will own approximately 60% of our common stock following completion of the Asset Purchase, which will severely limit the ability of other stockholders to influence corporate matters.
         o Innovay is a relatively new corporation. It has no operating history and there can be no assurance that its plan of operations will prove successful. Therefore, there can be no assurance that our following of Innovay's plan of operations will ever generate a profit or increase our value.
         o The manufacture and distribution of cosmetic and pharmaceutical products are very competitive activities. The success of such activity requires the expenditure of substantial funds on the development, marketing, and branding of such products. This is especially true with respect to new products and brands with which the public is not familiar. Often, the success of such activity is dependent upon public taste and its perception of the effects of such products on a short-term and long-term basis. Public taste may also change with the passage of time. Many of Innovay's competitors have established products and more funds available than Innovay or us. There can be no assurance that we will be able to compete effectively with more established brands or companies with greater capital resources.

                       RISKS RELATED TO INNOVAY'S BUSINESS

Risks related to owning our common stock:

Innovay will own approximately 60% of our outstanding common stock at the conclusion of the Asset Purchase, allowing Innovay to control matters requiring approval of our shareholders.

Innovay holds approximately 60% of our issued and outstanding shares of common stock following the conclusion of the Asset Purchase. Such concentrated control of us may adversely affect the price of our common stock. Innovay will control all matters requiring approval by our security holders, including the election of directors. It will also make it virtually impossible to have meaningful input with respect to corporate decisions. Such concentrated control may also make it difficult for our shareholders to receive a premium for their shares of our common stock in the event we merge with a third party or enter into different transactions which require shareholder approval. In addition, certain provisions of the Nevada Revised Statutes could have the effect of making it more difficult or more expensive for a third party to acquire, or of discouraging a third party from attempting to acquire, control of us in the future.

Because our common stock will be subject to the "penny stock" rules, the level of trading activity in our stock may be reduced, which may make it difficult for investors in its common stock to sell their shares.

Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks, like shares of our common stock, generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on NASDAQ. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell these securities to persons other than established customers and "accredited investors" must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules, and investors in our common stock may find it difficult to sell their shares.

  INTERESTS OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS IN THE
                                 ASSET PURCHASE

Some of the directors and executive officers of Innovay have interests in the Asset Purchase that are different from, or are in addition to, the interests of its shareholders. These interests include positions as directors or executive officers of Migami following the Asset Purchase, potential benefits under employment or benefit arrangements as a result of the Asset Purchase, and potential severance and other benefit payments in the event of termination of employment following the Asset Purchase. Mr. Park and Mr. Goldrod are expected to serve as our officers and directors after the completion of the Asset Purchase. On December 19, 2005, Innovay's directors, executive officers, and their affiliates owned approximately 100% of Innovay common stock entitled to vote on adoption of the Asset Purchase Agreement.

DIRECTORS AND SENIOR MANAGEMENT OF KLEENAIR SYSTEMS FOLLOWING THE ASSET PURCHASE

Following completion of the Asset Purchase, our current Board of Directors and officers will resign and a new Board of Directors will be designated by Innovay.

BOARD OF DIRECTORS
------------------
NAME                                        TITLE
John Park                                   Director
Dr. Young Suh, DDS, MS                      Director
Marty Goldrod                               Director
Natalie S. Lang                             Director

It is also anticipated that our new board of directors will appoint the following new officers:

OFFICERS
--------
NAME                                        TITLE
John Park                                   President, Chief Executive Officer,
                                               Chief Financial Officer
Marty Goldrod                               Secretary

The following is a brief biography of the anticipated new directors and officers.

JOHN PARK
John Park, age 39, has served as the president of Innovay since January, 2005. Prior to joining Innovay, from February 2003 to January, 2005, Mr. Park worked as Vice President of Mira Life Group, a cosmetic company, where he raised capital for market launch and distribution in Asia. From 1997 to February 2003, Mr. Park was the Chief Marketing Director of Paradigm Capital Management, a JK Park Fund. Previously, Mr. Park managed a large portfolio of funds investing in various different hedge funds. Throughout his career, Mr. Park has been involved in creating and bringing to the marketplace new technologies in the areas of cosmeceuticals and OTC drugs designed to promote a healthier life. Mr. Park holds a BS and MBA from Brigham Young University.

MARTY GOLDROD
Marty Goldrod, age 64, has recently joined Innovay. Prior to joining Innovay, Mr. Goldrod served as the President and CEO of Interactive Marketing Technology, Inc., a publicly traded corporation, specializing in the creation and development of infomercials. Mr. Goldrod previously served as President of his own record label, Allegiance Records, for ten years as well as having been at the senior executive level in the music industry. Mr. Goldrod majored in business administration at San Francisco State College.

DR. YOUNG SUH, DDS, MS
Young Suh, DDS, MS, age 45, is presently an Associate Professor in Advanced Periodontics and Implant Surgery Department as well as maintaining a private dental practice in Periodontics and Implant Surgery in Los Angeles. In addition to his well-established expertise, Dr. Suh's academic credentials provide him entry into the Asian pharmaceutical marketplace through his seminars, conferences and speaking engagements. Dr. Suh holds DDS and MS degrees from the Loma Linda Dental School at Loma Linda University.

NATALIE S. LANG
Natalie S. Lang, age 69, has been a business and management consultant for almost 40 years with an emphasis in organizational development, management processes, corporate structuring, and tactical planning. Ms. Lang was a vice-president and partner at Booz, Allen and Hamilton from 1966 through 1978, a Senior Vice President at Hill and Knowlton from 1978 through 1984, and the Executive Vice-President at Oryx Press from 1990 through 2001. From 1985 through 1989 and from 2001 through the present, Ms. Lang has served as an outside consultant to many large corporations and non-profit institutions. Ms. Lang is Sandy Lang's sister. Ms. Lang has taken many business administration courses at different colleges and universities including the University of Miami, DePaul University, and Northwestern University.

There is no family relationship between any of our current and proposed officers and directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with any of the proposed new officers or directors so enjoined.

Commencing upon the closing of the asset purchase agreement, Mr. Park will receive a salary of $140,000 per year and Mr. Goldrod will receive a salary of $60,000 per year. Directors will be reimbursed for any out-of-pocket expenses incurred in connection with attending meetings of the board of directors.

Currently, neither Mr. Simons nor Mr. Berriman receives a salary. However, from time to time, they were issued shares of stock as compensation. No shares were issued to them in 2005 or 2006.

                               REGULATORY APPROVAL

Except for the filing of this Information Statement and the mailing of a copy to all our shareholders and the filing of an amendment to our Articles of Incorporation with the Nevada Secretary of State, there is no federal or state regulatory requirement with which we must comply and there is no required federal or state approval.

                          REPORTS, OPINIONS APPRAISALS

No report, opinion, or appraisal materially relating to this transaction has been obtained by us.

                  PAST CONTACTS, TRANSACTIONS, OR NEGOTIATIONS

In August, 2005, we entered into a similar asset purchase agreement with Innovay and filed a 14C Information Statement. The 14C Information Statement was withdrawn in order to enable Innovay to obtain an audited financial statement and the August Asset Purchase Agreement was cancelled by the parties, after an Innovay audited financial was obtained, the parties renegotiated an Asset Purchase and executed a new Asset Purchase Agreement on December 22, 2005. The negotiations were between Mr. Park and Mr. Simons with the assistance of Mr. Smith. A copy is attached to this Information Statement as Exhibit "A." Except for the cancelled August, 2005, Asset Purchase Agreement, there has been no prior contacts, negotiations, or transactions between the parties.

There were almost no material changes between the original August, 2005, Asset Purchase Agreement and the PCL Option and the December 22, 2005, versions. The only material differences in the Asset Purchase Agreement are that the milestones required for Innovay to earn additional shares are described in greater detail and are more specific and that the shares are being issued to Innovay directly rather than to its shareholders. The only material differences in the Option are that the assets being transferred to KSNA are more specifically described, that the time for payment was decreased from 7 years to 5 years, and that the Option price was decreased from $3,600,000 to $1,800,000. The reason for the decrease in the Option price was the decrease in value of our shares during the period from August, 2005, to December, 2005.

All of our evaluations of the proposed transaction and the agreements were performed by Mr. Simons and Mr. Berriman who are, and at all times relevant hereto were, our sole officers and directors. In their capacity as directors, Mr. Simons and Mr. Berriman voted on all of the Board actions relating to this transaction. However, in connection with the Option, the change in price was negotiated with Mr. Park, who approved the revised price on behalf of Innovay. Mr. Simons is a principal of PCL which acquired the Option.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT IMMEDIATELY
                          FOLLOWING THE ASSET PURCHASE

We currently have 200,000,000 authorized shares of our common stock and 12,673,875 shares of common stock issued and outstanding. Pursuant to the terms of the Asset Purchase, we anticipate that 18,983,976 shares of common stock will be issued to Innovay, which will result in approximately 31,658,851 shares of common stock being issued and outstanding after giving effect to the Asset Purchase Agreement.

There are currently no issued and outstanding preferred shares and we do not anticipate that any will be issued as a result of the Asset Purchase Agreement.

   APPROVAL OF THE ASSET PURCHASE WILL RESULT IN A CHANGE IN CONTROL FROM OUR MANAGEMENT TO CONTROL BY INNOVAY'S MANAGEMENT AND THE ASSUMPTION OF INNOVAY'S
                          OPERATIONS AND LIABILITIES.

At the closing on the asset purchase, Innovay will hold approximately 60% of our issued and outstanding stock and will give Innovay control over us.

The following table sets forth certain information regarding the beneficial ownership of our common stock after giving effect to the Asset Purchase and the reverse split by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

====================== =================================== ================================ ======================
   TITLE OF CLASS               NAME AND ADDRESS                  AMOUNT AND NATURE           PERCENT OF CLASS
                              OF BENEFICIAL OWNER                OF BENEFICIAL OWNER
---------------------- ----------------------------------- -------------------------------- ----------------------
    Common Stock       Innovay, Inc.                                 18,988,877                      60%
                       3701 Wilshire Boulevard
                       Suite 506
                       Los Angeles, CA 90010
---------------------- ----------------------------------- -------------------------------- ----------------------
    Common Stock       Lionel Simons                                  2,241,737                     7.08%
                       36 Corniche Dr.
                       Dana Point, CA 92629
---------------------- ----------------------------------- -------------------------------- ----------------------
    Common Stock       Jubilee Investment Trust PLC                   2,005,200                     6.34%
                       1 Great Cumberland Place
                       London WiH7ZL
---------------------- ----------------------------------- -------------------------------- ----------------------
    Common Stock       Langley Park Investment                        2,000,000                     6.32%
                       Trust PLC
                       30 Farrington St.
                       London EC4A4HJ
---------------------- ----------------------------------- -------------------------------- ----------------------
    Common Stock       All officers and directors as a        no shares directly owned               0%
                       group*
====================== =================================== ================================ ======================


*Mr. Simons and Mr. Berriman are currently officers and directors of Migami, Inc., and KSNA. They will hold 2,769,146 shares of our common stock after the closing. This will be approximately 8.75% of our issued and outstanding stock. However, PCL intends to exercise its Option to purchase KSNA at the closing and they are resigning as our officers and directors of Migami at the closing. Thus, they will not be Migami officers or directors after the closing and their shares are not being included herein.

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, each person named above has sole voting and investment power with respect to all shares of Migami common stock shown as beneficially owned by him.

    INTERESTS OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS OF
                          INNOVAY IN THE ASSET PURCHASE

Some of the directors and executive officers of Innovay have interests in the Asset Purchase that are different from, or are in addition to, the interests of their shareholders. These interests include positions as our directors or executive officers following the Asset Purchase. On December 19, 2005, Innovay's directors, executive officers and their affiliates owned approximately 100% of the issued and outstanding Innovay common stock entitled to vote on adoption of the Asset Purchase Agreement.

               ANTICIPATED OPERATIONS FOLLOWING THE ASSET PURCHASE

                        DESCRIPTION OF INNOVAY'S BUSINESS

Innovay, Inc. ("Innovay"), is a California corporation which was formed on November 23, 2004. The Company's main focus is to acquire licensing rights for pharmaceutical and cosmetic products and technologies from United States and Europe to be sublicensed in Asia. The Company's strategy is to build a strong portfolio of licensed technologies and products through alliances with North American and European pharmaceutical and cosmetics firms, while building a strong distribution channel by partnering with Asian pharmaceutical companies.

                            THE PHARMACEUTICAL MARKET

Historically, pharmaceutical drugs have been developed in the US and Europe and have been exported to Asia and other third world countries. Asian pharmaceutical companies have generally not invested significant money in Research and Development activities and have instead elected to use intermediaries as a source for new products. Therefore, there is a significant opportunity for Innovay to fill that demand for new products in Asia through licensing rights and sublicenses. Innovay's priority is to identify drug delivery systems and drugs that are currently unavailable in Asian countries, buy the licensing rights to such delivery systems and drugs, and then sublicense such rights in Asia. Due to the population growth in Asia, Innovay believes that there will be strong, continuous growth in the Asian pharmaceutical market.

Recent IMS Health forecasts predict global pharmaceutical market growth of 6-7% (at a constant US dollar rate) in 2006, to a total size of $640-650 billion. IMS states several factors that drive this performance. A few of them being anticipated patent loss, a generic introduction for six new products, and continued local government efforts to reduce drug expenditures and manage patient access to branded pharmaceuticals. The Chinese pharmaceutical market is anticipated to increase in significance due to a strong economic performance and continued implementation of the national reimbursement drug list will counter price cuts and tighter cost-containment measures to drive robust growth of 17-18%. The Japanese market, which is the world's second largest after the United States, is feeling the impact of restrictive National Health Insurance reimbursement listings and biennial price cuts, will experience a downturn in 2006 with forecasts showing 0-1% growth.

                              THE COSMETICS MARKET

Men and women are searching for the ultimate "fountain of youth" to improve their look and at the same time, to "turn back the clock." Innovay believes that there are three compelling forces that influence this market, which are fitness, nutrition, and skin care. Products that were once reserved for professional spas, salons, dermatologists or plastic surgeons are no

According to the latest statistics, worldwide cosmetics sales are about $28.7 billion. Japan occupies 20% of the total world market with sales of $5.7 billion, followed by the US's 19% with sales of $5.4 billion. Europe leads with 31% of worldwide sales and China is steadily increasing with sales of $1.5 billion, capturing 5.5% of the global cosmetics market. The market size in Asia is growing with Japan being the 2nd largest to the United States and Korea as the 13th. The following chart summarizes the Asian cosmetics market in 2004:

------------------------------------------- ------------------------------------
Country                                     Dollar Sales
------------------------------------------- ------------------------------------
Japan                                       58 billion
------------------------------------------- ------------------------------------
China                                       9.5 billion
------------------------------------------- ------------------------------------
South Korea                                 7.5 billion
------------------------------------------- ------------------------------------
Taiwan                                      2.7 billion
------------------------------------------- ------------------------------------
Philippines                                 1.4 billion
------------------------------------------- ------------------------------------
Singapore                                   290 million
------------------------------------------- ------------------------------------

Innovay believes that the Asian market is ripe for expansion and that sublicensing cosmetic products to Asian manufacturers should allow it to participate in this expansion.

                            SUMMARY OF PRODUCT LINES

Innovay has obtained licensing rights in Asia, and offers for sale, the products listed below.

In the United States, none of Innovay's products require US Federal Drug Administration approval except for COZ002, which is currently in FDA Phase 2 testing. However, Innovay's pharmaceutical products require the approval of comparable administrative agencies in each Asian country in which the product is to be sold. Although the specific approval process varies from country to country, they do follow similar general procedures, which are as follows:

1. Preclinical tests must be successfully completed.

2. Clinical studies must be successfully completed in several phases.

3. As soon as all the clinical studies have been successfully completed, an application must be filed with the agency. All the studies must be filed with the application.

4. With respect to cosmetic products, an ingredient list, Manufacturer Safety Data Sheet, manufacturing process, packaging, and free sale certificate (State of California Export Authorization) must also be attached to the application.

To date, Innovay's cosmetic products have been submitted to the applicable administration agency in China, Korea and Japan. The wrinkle remover has been approved in South Korea and Japan. However, none of the pharmaceutical products have been submitted for approval.

                             PHARMACEUTICAL PRODUCTS

                                   TECHNOLOGY

                            BI-LAYER FILM TECHNOLOGY

Innovay acquired the license rights for all of Asia for Bi-Layer Film Technology. This technology enables the company to deliver an active drug in a thin film strip. For example, this technology was used in the successful development of Chloraseptic Sore Throat Relief Strips in June 2003. Research is being conducted in the development and formulation of thin films for all types of medicinal treatments. These applications encompass allergies, pain, cough and cold, insomnia, intestinal disorders, electrolyte replacement, motion sickness, sexual and animal health.

                          NASAL GEL DELIVERY TECHNOLOGY

Innovay has acquired the license rights for Japan, China, and Korea for Nasal Gel Delivery Technology, which is known as a Nasal Transmucosal delivery system. This technology enables the user to deliver an active drug in a viscous gel to systemic circulation through the nasal membrane.

                      ORAL TIME-CONTROLLED DELIVERY SYSTEM

Innovay is in the process of developing an oral time-controlled delivery system in China. When developed, Innovay anticipates that this system will allow the delivery of the active ingredients in oral medications to be delivered to the taker on a timed controlled-release basis. However, this delivery system is not completed and there can be no assurance that it will be completed in the foreseeable future.

                                  ETHICAL DRUGS

COZ002s
Innovay acquired rights to several peptide molecules related to alpha-melanocyte-stimulating hormone (the "Peptide") to treat infection and inflammation of the vagina associated with a variety of diseases and conditions. The drug is patented, and is waiting for FDA approval. Currently, the drug has finished the Part A of the second phase of the FDA process and Innovay anticipates that it will complete Part B of the second phase sometime during 2006.

                                  OTC PRODUCTS

SUPPRESS(R) COUGH STRIPS delivers fast, proven cough suppressants in the increasingly popular, melt-on-the-tongue form, allowing for easy and accurate administration of the medicine.

OPTIZEN lubricant eye drops provide instant relief from Computer Vision Syndrome
(CVS) symptoms, including eye dryness, burning and irritation.

ELECTROLYTE STRIPS are scientifically-formulated film strips that contain key electrolytes, such as sodium and potassium. For example, everyone is familiar with Gatorade, the most common sports drinks that replenishes the body's electrolytes.

                                COSMETIC PRODUCTS

Liposome Technology

Liposome Technology provides a method for the delivery of the active ingredients in cosmetic products which penetrates the skin. Such delivery may be affected orally, topically, or transmucosally.

                                    COSMETICS

WRINKLE REMOVER The wrinkle remover tightens the skin around the eyes, smoothing out unsightly fine wrinkles in five minutes. The effects are very beneficial to the appearance and last up to twelve hours. In addition, everyday use of the wrinkle remover has long term appearance benefits as well. To date, all Innovay sales have been of this product.

ANTI-AGING CREAM The anti-aging serum helps reverse the skin cells' aging process. Immediately after applying to the skin, the serum enters the skin cell's mitochondria, increases cellular respiration and ATP production thus, allowing the cells to function at a younger level.

DARK CIRCLE REMOVER Free of irritants and irritating ingredients, the dark circle remover effectively enhances one's natural ability to prevent dehydration of skin, and refines the eye areas, and restores the skin's elasticity and brightness.

WHITENING PRODUCT The whitening product removes free radicals, protects collagen and liposome from damage caused by free radicals, and hence reduces the harmful effects to human skin.

                                CURRENT CAPACITY

Based upon past and present relationships, Innovay is in the unique position to receive favored treatment in the manufacture of its products all of which are purchased from contract manufacturers. Without regard as to whether it is an initial order or a reorder, Innovay can expect to receive finished goods within 45 to 60 days from the date that the purchase order is submitted. All artwork is provided by our various licensees. Based upon projections provided by our licensees, capacity is not a problem in the foreseeable future. Raw materials essential to our business are purchased worldwide in the ordinary course of business from numerous suppliers. In general, these materials are available from multiple sources. No serious shortages or delays are expected.

                                BUSINESS STRATEGY

Innovay's strategy is to identify industry partners who have the ability to distribute products in Asia. Once strategic alliances are identified, Innovay will sublicense products to them and they in turn, will market and distribute the product in their respective markets. It is also Innovay's intent to have each such industry partners arrange to obtain the necessary governmental approvals for such pharmaceutical products in that country. In some cases, the industry partners may be able to use Innovay delivery systems in connection with existing pharmaceutical products which have received prior approval.

Innovay has entered into a 5 year agreement with Beijing Xian Ji Xun Da Technology and Development Company, Ltd. ("BXJ"), under which BXJ is to act as Innovay's agent to obtain distribution arrangements for Innovay with various large Asian pharmaceutical wholesale and retail distributors. BXJ's initial target is TongRenTang Group ("TRTG"), a large Chinese conglomerate with a strong retail pharmaceutical distribution network for the Pacific Rim. TRTG's roots go back more than 300 years. TRTG's products are offered for sale in more than 50 countries and it has established overseas distribution branches in Hong Kong, South Korea, Malaysia, Australia, and the United Kingdom. BXJ is in the process of negotiating a joint manufacturing and retail distribution arrangement between TRTG and Innovay in China for Innovay's pharmaceutical products and drug delivery systems. Under the arrangement being negotiated, TRTG and Innovay would also establish joint research and development facilities in China. However, there is no final agreement with TRTG and there can be no assurance that a final agreement will be worked out.

At the current time, BXJ is also collaborating with Dr. Charles Hensley of Innovay upon the development of an Oral Time-Controlled Delivery System in China.

Many of Innovay's drugs and drug delivery systems require approval by the respective country's' Food and Drug Administration. Innovay currently has a non-binding letter of intent with a pharmaceutical distribution company in South Korea. The potential South Korean sublicensee is currently working on obtaining such administrative approval in South Korea and as soon as such approval is obtained, Innovay will attempt to negotiate, and enter into, a formal sublicense agreement with such potential sublicesee. However, there is no binding agreement as to the terms of such anticipated sublicense. Innovay is currently seeking suitable industry partners for the distribution of its pharmaceutical products in Japan.

Innovay's cosmetics products are currently being distributed in South Korea and Japan. Innovay is currently seeking a suitable industry partner to distribute its cosmetics products in China.

                                  CURRENT SALES

To date, the only product which has been sold is the wrinkle remover and all Innovay revenue to date has come from the sale of the wrinkle remover. Innovay has signed two contracts for South Korea and Japan. Innovay currently is manufacturing the order for 25,000 units to Korea and Japan of its wrinkle cream product which totals $560,000.00 in sales. Innovay anticipates receiving the payment in approximately 30 days. The orders are not cancellable. Customers are reviewing Innovay's other products and Innovay anticipates that it will receive additional orders for the products within the next 60 days. Letters of Credit are provided before beginning any part of the manufacturing process so that payment is guaranteed.

                                   COMPETITION

Competition is intense in Innovay's business and includes many large and small competitors with substantially greater resources. The company's business is also subject to risk of governmental action and procedures in the countries in which we have licensing agreements. The principal means of competition vary among product categories and business groups. However, Innovay believes that the efficacy, safety, patients' and customer's ease of use, and the cost effectiveness of Innovay's products are important factors for success. We believe our long-term competitive position depends upon our success in discovering and licensing innovative, cost-effective new products. However, there can be no assurance that after we acquire Innovay's business, we will be able to compete successfully.

                              GOVERNMENT REGULATION

Innovay's activities are subject to various governmental laws and regulations concerning business activities generally. The distribution of many of the Innovay's products require approval of the applicable national regulatory agency in the country in which Innovay will seek to have the products distributed. Innovay believes it is, and that it will continue to be, in compliance with all applicable United States and foreign laws and regulations.

                            RESEARCH AND DEVELOPMENT

Innovay is conducting research and development in China on a time-controlled release delivery system. Innovay is not currently conducting any other research and development activities. Innovay does not anticipate conducting such activities in the near future except that there are currently ongoing negotiations in China with TRTG to engage in joint research and development on a very limited basis. However, there can be no assurance that such an agreement will be reached.

                             EXECUTIVE COMPENSATION

Currently, Innovay has two executives. John Park, Innovay's president does not receive a salary. Marty Goldrod, Innovay's secretary receives a salary of $60,000 per year.

                                    EMPLOYEES

As of May 1, 2006, Innovay employs 4 full-time employees. Innovay believes that its relationship with its employee is good. Innovay is not a party to any collective bargaining agreements.

Innovay employs Mr. Park as its President and Chief Financial Officer, Mr. Goldrod as its Secretary, Charles Hensley as its Chief Scientific Officer, and a receptionist. All 4 Innovay employees will be employed by us after the asset purchase is completed.

Dr. Charles Hensley joined Innovay in January, 2006, as its Chief Scientific Officer. Dr. Hensley is in charge of Innovay's evaluation of various drugs and drug delivery technologies. He has developed Innovay's Lipsome technology and in Innovay's participation in the development of a time-controlled drug delivery system with BXJ in China. Dr. Hensley also serves as the Board Chairman and Chief Executive Officer of PRB Pharmaceuticals. Previously, he served as the president of ZenGen, Chief of Research and Scientific Affairs at GelTech, LLC, where he developed Ziacam(R), an over-the-counter cold remedy, and Board Chairman of BioDelivery Technologies, Inc. (which was acquired by ZenGen). Dr. Hensley has more than 15 years experience in the pharmaceutical industry. Dr. Hensley received a BS in Zoology from the University of Oklahoma and a PhD in Physiology and Biophysics from the University of Southern California. Dr. Hensley also held a postdoctoral fellowship at the University of Southern California.

                                   FACILITIES

Innovay's administrative offices are located at 3701 Wilshire Boulevard, Suite 506, Los Angeles, California 90010. These facilities measure approximately 1300 square feet. Innovay believes its office space is adequate for its purposes for the next six to twelve months.

                                LEGAL PROCEEDINGS

Innovay is not a party to any pending legal proceedings and it is aware of no threatened legal proceedings.

    ANTICIPATED LIQUIDITY AND CAPITAL RESOURCES FOLLOWING THE ASSET PURCHASE

We will acquire Innovay's assets and liabilities following the transaction.

Innovay's management anticipates that after giving effect to the Asset Purchase, substantial additional capital may be required to implement its business plan. To date, Innovay has raised limited amounts from its affiliates in private placements. Innovay believes that it should be able to raise substantial additional funds through a public company vehicle. However, there can be no assurance that after the Asset Purchase, management appointed by Innovay will be successful in raising such additional funds. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders will be reduced, stockholders may experience additional dilution and such securities may have rights, preferences and privileges senior to those of our common stock. There can be no assurance that additional financing will be available on terms favorable to us or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to fund expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products, respond to competitive pressures, or successfully carry out our anticipated plan of operations. Such inability could harm our business, results of operations, and financial condition.

                WHAT WE NEED TO DO TO COMPLETE THE ASSET PURCHASE

Migami, Inc., and Innovay will complete the Asset Purchase only if the conditions set forth in the Asset Purchase Agreement are satisfied or, in some cases, waived. These conditions include:

         o the approval and adoption of the Asset Purchase Agreement by the requisite vote of our stockholders and Innovay. The approvals of our shareholders and of Innovay's shareholders have already been obtained;
         o no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the Asset Purchase;
         o    accuracy of each company's representations and warranties;
         o performance by each company of its obligations under the Asset Purchase Agreement; and
         o the passage of 20 days from the mailing of this Information Statement to all of our stockholders as of the record date.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this Information Statement contain certain "forward-looking" statements of management of Innovay and of us. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may," "shall," "could," "expect," "estimate," "anticipate," "predict," "probable," "possible," "should," "continue," or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

                         FINANCIAL AND OTHER INFORMATION

                    MIGAMI, INC. AUDITED FINANCIAL STATEMENTS

Our audited financial statements for the year ended December 31, 2005 are contained in our Annual Report on Form 10-KSB for the year ended December 31, 2005 which is included in this Information Statement as Exhibit "D." You are encouraged to review the financial statements, related notes and other information included elsewhere in Exhibit "D.".

                      INNOVAY AUDITED FINANCIAL STATEMENTS

The balance sheet of Innovay, Inc. as of October 31, 2005, and the related statements of operations, stockholders' deficit, and cash flows for the period from November 23, 2004 (inception) to October 31, 2005. were audited by Kabani & Company, Inc., and are attached to this Information Statement as Exhibit "E".

                          SUMMARY FINANCIAL INFORMATION

We are providing above financial and other information for your use in connection with your evaluation of the asset purchase and related transactions described in this 14C Information Statement. It does not necessarily represent or indicate what the financial position and results of operations of Migami will be once the Asset Purchase is concluded.

The following gives a summary of the selected financial data from our financial statements for year ended December 31, 2005 and the year ended December 31, 2004.

Income Statement                      Migami, Inc.        KleenAir Systems, Inc.
                                      Year ending              Year ending
                                   December 31, 2005       December 31, 2004

Income From Operations                  $112,976                $151,940
Gross Profit (Operating Loss)            $68,927                $113,788
Net Loss                               $(917,628)            $(1,567,396)
Net Loss Per Share                        $(0.02)                 $(0.03)

Balance Sheet                      December 31, 2005       December 31, 2004

Total Assets                          $1,549,526               $2,034,760
Total Liabilities                       $697,246                 $593,765
Shareholders' Equity (Deficit)          $852,280               $1,440,995



The following gives a summary of the Innovay audited balance sheet data for the period from November 23, 2004 (inception) to October 31, 2005.

      Income Statement                                    Innovay
                                                       Period from
                                                   November 23, 2004
                                                  to October 31, 2005

      Income                                                $0.00
      Net Loss                                          $(243,655)
      Comprehensive Loss                                $(296,870)
      Net Loss Per Share                                   $(7.04)


      Balance Sheet

      Total Assets                                     $3,972,253
      Total Liabilities                                $3,667,623
      Shareholders' Equity                               $340,630

This information for Migami is only a summary. You should review the actual December 31, 2004 and December 31, 2005, financial statements.

                           ACCOUNTING FOR TRANSACTION

In accordance with the requirements of the Statement of Financial Accounting Standards No. 141, we will account for our acquisition of Innovay's assets and liabilities as a reverse acquisition of us by Innovay since the business combination is being effected through the distribution of assets by Innovay to us. In general terms, we will value the acquisition at the fair value of the net assets and liabilities being acquired. Thus, our cost of the acquisition will be the fair value of the net assets which we receive. The accounting for the transaction shall be performed using the "purchase method." Under the "purchase method," the value of the transaction to us would be $304,630, which is the fair value of the net assets and liabilities being acquired by us.

Pro Forma Financial Statements for Migami as of the Acquisition (assuming that the acquisition closed as of March 31, 2006) follow:

                                     ASSETS

Current Assets

Cash and cash equivalents                                     $   175,000

Accounts Receivable
         South Korea                                          $   177,000
         Japan                                                $   265,900

Marketable Securities                                         $   500,000

         Total Current Assets                                 $ 2,742,900

Equipment                                                     $     1,596

Deposits                                                      $    15,000

Intangible Assets, Net                                        $ 3,430,327*

Note Receivable                                               $ 1,800,000**

                                                              -----------
                  Total Assets                                $ 6,189,823
                                                              -----------

                      LIABILITIES AND SHAREHOLDER EQUITIES

Current Liabilities

Accrued expenses and liabilities                              $   110,725

Loan From Shareholder                                         $    19,208

Notes Payable - Current                                       $ 2,869,564***

    Total Current Liabilities:                                $ 2,999,497

Long Term Liabilities

Note Payable - Shareholder                                    $   587,161
                                                              -----------
    Total Liabilities                                         $ 3,567,450
                                                              -----------

Stockholders' Equity

Common Stock, $0.001 par value (200,000,000
  Shares authorized, 31, 658,851 shares outstanding)          $    31,659

Additional Paid-in Capital                                    $         0

Deficit accumulated during development stage                  $         0

Retained Earnings                                             $ 2,571,506
                                                              -----------
    Total Stockholders' Equity                                $ 2,603,165
                                                              -----------

    Total Liabilities and Stockholders' Equity                $ 6,364,823
                                                              -----------


* This is the net value (based on cost) of the ZenGen License, the InnoZen License, and Innovay's cosmetics formulations.

** This is the PCL Note which is payable over 5 years from the date of closing.

*** This includes amounts due on the ZenGen and InnoZen licenses.

                             ADDITIONAL INFORMATION

Requests for additional information should be addressed to Lionel Simons, President, Migami, Inc., 27121 Aliso Creek Road, Suite 120, Aliso Viejo, California 92656. Documents filed by Migami pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

                                   EXHIBIT A

                            ASSET PURCHASE AGREEMENT

      THIS ASSET PURCHASE AGREEMENT ("Agreement") is entered into effective as of December 1,2005, by, and among, Kleenair Systems, Inc., a Nevada corporation ("KAIR"), on the one hand, and Innovay, Inc., a California corporation ("INNO"), and its shareholders ("Stockholders"), on the other hand.

                                 R E C I T A L S

      A. INNO wishes to sell, and KAIR wishes to acquire, all of the Assets of INNO (as defined below) in exchange for KAIR's issuance to INNO of an aggregate of Eighteen Million Nine Hundred Eighty-Three Thousand Nine Hundred Seventy-Six (18,983,976) Post-Split restricted shares of the common stock of KAIR ($.001 par value per share), representing approximately Sixty Percent ("60%") of the issued and outstanding shares ("Post Split") at Closing (the "KAIR Common Stock"), subject to and upon the terms and conditions set forth herein.

      B. INNO has authorized capital stock consisting of 1,000,000 shares of Common Stock of which 57,471 shares of Common Stock of INNO are issued and outstanding and owned by the Stockholders as of the date of this Agreement. Exhibit "1" attached hereto sets forth the number of shares owned by each of the Stockholders.

      C. At the Closing of this Asset Purchase Agreement as defined below, INNO will transfer to KAIR all of its assets and liabilities. Each of the assets is set forth on Exhibit "2" and each of the liabilities is set forth on Exhibit "3.".

      D. KAIR has authorized capital stock consisting of 100,000,000 shares of KAIR Common Stock, of which approximately 63,000,000 shares are issued and outstanding as of the date of this Agreement (Pre-Split) and upon effecting a 1:5 reverse split there will be approximately 12,655,984 shares issued and outstanding (the "Reverse Split") and increasing the number of authorized shares to 200,000,000 shares. KAIR also has authorized shares of preferred stock. However, as of the date of this Agreement, none of the preferred stock is issued and outstanding.

      E. After the delivery of 18,983,976 shares of KAIR common stock on closing, there will be approximately 31,639,960 shares of KAIR Common Stock issued and outstanding, of which 18,983,976 KAIR Shares of the issued and outstanding KAIR Common Stock, will be owned by INNO. Although KAIR shall have no liability or responsibility in connection therewith, INNO currently intends to distribute the KAIR Common Stock to the Stockholders, pro rata, after the Closing.

      F. In addition, an additional 52,733,260 shares shall be delivered to INNO as part of the Asset Purchase, if certain additional assets are delivered to KAIR as set forth in Paragraph 1.7 of this Agreement. In the event that such additional shares are earned, INNO shall hold a total of 71,717,206 shares of the common stock of KAIR which (assuming no additional shares are issued) shall be equal to approximately eighty-five percent (85%) of the issued outstanding shares of KAIR.

                                    AGREEMENT

      It is agreed as follows:

      1.    ASSET PURCHASE.

            1.1 INCORPORATION OF RECITALS. The provisions and recitals set forth hereinabove are hereby incorporated into and made a part of this Agreement by reference thereto.

            1.2 AGREEMENT TO PURCHASE ASSETS. Subject to the terms and conditions set forth herein, INNO shall sell, assign, transfer and deliver to KAIR, at Closing, all of the INNO's assets at Closing in exchange for 18,983,976 shares of KAIR restricted common stock (post-split) and the assumption of all current INNO liabilities. On closing, such shares shall constitute approximately sixty percent (60%) of the issued and outstanding shares of KAIR. Stockholders shall cause INNO to comply with this sale of assets.

      All of the current assets of INNO are set forth on Exhibit "2" and all of the current liabilities of INNO are set forth on Exhibit "3." INNO and Stockholders agree that none of the assets set forth on Exhibit "2" shall be sold, transferred, altered, expended, or encumbered in any way and no additional liabilities of any kind shall be incurred without the express prior written consent of KAIR.

      Attached hereto as Exhibit "4" is a balance sheet of Innovay, Inc. as of October 31, 2005, and the related statements of operations, stockholders' deficit, and cash flows for the period from November 23,2004 (inception) to October 31,2005, which have been audited by Kabani & Company, Inc. INNO and Stockholders hereby represent that there are no assets or liabilities of INNO as of the date of this Agreement that do not appear on Exhibit "4."

      To the extent that any contractual right being transferred to KAIR hereunder requires consent to permit such transfer, INNO and Stockholders shall obtain such written consent prior to transfer.

            1.3 CLOSING. The closing (the "CLOSING") of the exchange of the Assets for the KAIR Shares shall take place at the offices of John Holt Smith, Esq., located at 1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067, at 3:00 PM, local time, on January 23, 2006, or at such other time and place as may be agreed to by INNO and KAIR (the "CLOSING DATE"); provided however, that the date of the Closing shall not precede the effective date of the Schedule 14C Information Statement being filed in connection with this transaction.

            1.4   INSTRUMENTS OF TRANSFER.

                  (a) STOCKHOLDERS SHARES. INNO and the Stockholders shall cause the officers of INNO to deliver to the Escrow Agent on, or before, the Closing Date all original documents of transfer for all assets held by INNO subject to all liabilities of INNO being assumed under this Agreement, and all necessary consents to transfer, in a form satisfactory to KAIR, in order to effectively vest in KAIR all right, title and interest in and to the Assets. From time to time after the Closing Date, and without further consideration, the Stockholders and INNO will execute and deliver such other instruments of transfer and take such other actions as KAIR may reasonably request in order to more effectively transfer to KAIR the Assets intended to be transferred hereunder.

                  (b) KAIR COMMON STOCK. KAIR shall deliver to the Escrow Agent on, or before, the Closing Date an original stock certificate evidencing 18,983,976 shares of KAIR restricted common stock (post-split) in the name of INNO, in form and substance reasonably satisfactory to INNO and the Stockholders, in order to effectively vest in INNO all right, title and interest in and to the KAIR Shares issuable to it.

            1.5 TAX FREE REORGANIZATION. The parties intend that the transaction under this Agreement shall qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986.

            1.6 TRANSFER OF CONTRACTS. At or before the Closing, INNO shall execute and deliver to Escrow all INNO contract rights of (i) Salon-De Mariag (Japan), (ii) Kuang-Dong (Korea); and (iii) Intimus (Korea).

            1.7 ADDITIONAL SHARES. At such time as the following conditions are met, KAIR shall deliver an additional 52,733,230 shares of the restricted common stock of KAIR (post-split) to INNO:

                  (a) Sale of distribution rights for ZenGen and InnoZen products in China, Korea, and/or Japan for $2,000,000 (US). The written agreement shall provide for the payment of $2,000,000 over the initial six (6) months of the Agreement and royalties on actual sale of products. Such sale must be to a BONA FIDE licensee; and

                  (b) Sale of distribution rights for existing INNO cosmetic products in China, Korea, and/or Japan for $1,000,000 (US). The written agreement shall provide for the payment of $1,000,000 over the initial six (6) months of the Agreement and royalties on actual sale of products. Such sale must be to a BONA FIDE licensee.

      In the event that such agreements are not delivered within one (1) year of the date of Closing, the additional shares shall not be delivered to INNO.

      2.    DELIVERIES AT THE CLOSING

            2.1 KAIR'S DELIVERIES AT THE CLOSING. At or prior to the Closing and as a condition of Closing, KAIR shall deliver or cause to be delivered to John Holt Smith, Esq., at the offices of Smith & Associates, located at 1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067, all of the following:

                  (a) Original certificates representing the KAIR Shares in the name of INNO;

                  (b) The Officer's Certificate signed by KAIR's President and dated as of the Closing Date in the form attached hereto as Exhibit "5";

                  (c) A written resignation of the officers and directors of KAIR effective as of the Closing Date in form satisfactory to the Stockholders;

                  (d) Certified resolutions of the Board of Directors of KAIR in the form attached hereto as Exhibit "6", which (i) authorize the consummation of the transactions contemplated by this Agreement; and (ii) elect the person(s) designated by KAIR as officer(s) and director(s) of KAIR effective as of the Closing Date;

                  (e) A certified list of the record holders of KAIR Common Stock as of the most recent practicable date evidencing all of the shares of KAIR Common Stock issued and outstanding;

                  (f) A certificate of good standing of KAIR from the State of Nevada as of the most recent practicable date;

                  (g) Such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby;

                  (h) An Option Agreement approved by INNO and the Stockholders granting the right of Pollution Control Ltd., a Bahamian Company, an affiliate of Lionel Simons, to purchase one hundred percent (100%) of the issued and outstanding stock of Kleenair Systems of North America, Inc., a Nevada corporation in the form attached hereto as Exhibit "7". INNO and the Stockholders represent that immediately after the Closing, the newly constituted KAIR Board of Directors shall ratify such Option Agreement; and

                  (i) A Consulting Agreement providing for the provision of consulting services by Lionel Simons after closing.

            2.2 STOCKHOLDERS' DELIVERIES AT CLOSING. At or prior to the Closing, the Stockholders shall deliver or cause to be delivered to John Hold Smith, Esq., all of the following:

                  (a) Such documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

            2.3 INNO'S DELIVERIES AT THE CLOSING. At or prior to the Closing and as a condition of Closing, INNO shall deliver or cause to be delivered to John Holt Smith, Esq., all of the following:

                  (a) The Officer's Certificate signed by the Chief Executive Officer of INNO and dated as of the Closing Date in the form attached hereto as Exhibit "8";

                  (b) Certified resolutions of the Board of Directors of INNO in the form attached hereto as Exhibit "9" authorizing the consummation of the transactions contemplated by this Agreement;

                  (c) A certificate of good standing of INNO from the State of California as of the most recent practicable date; and

                  (e) Assignments, Consents to Transfer, and Bills of Sale covering all assets of INNO and such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

      3. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. The Stockholders represent, warrant and covenant to and with KAIR with respect to itself, as follows:

            3.1 POWER AND AUTHORITY. The Stockholders have all requisite power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith (collectively, the "DOCUMENTS"). All individual action on the part of the Stockholders necessary for the authorization, execution, delivery and performance of the Documents by the Stockholders have been taken and no further authorization on the part of the Stockholders is required to consummate the transactions provided for in the Documents. When executed and delivered by the Stockholders, the Documents shall constitute the valid and legally binding obligation of the Stockholders enforceable in accordance with their respective terms. As INNO shareholders, Stockholders have the authority to cause, and shall cause, INNO to carry out the terms of this Agreement.

            3.2 OWNERSHIP OF AND TITLE TO SECURITIES. The Stockholders, as a group, own all of the issued and outstanding shares of INNO Shares.

            3.3 ACCURACY OF INNO REPRESENTATIONS. All of the representations and warranties of INNO are accurate as of the date of this Agreement and will be accurate as of the date of Closing.

      4. REPRESENTATIONS AND WARRANTIES OF KAIR. KAIR represents warrants and covenants to INNO and the Stockholders as follows:

            4.1 ORGANIZATION AND GOOD STANDING. KAIR is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement.

            4.2 CAPITALIZATION. Exhibit "10" to this Agreement accurately and completely describes the authorized, issued and outstanding capital stock of KAIR. To the best of KAIR's knowledge, all outstanding shares of KAIR Common Stock were offered and sold in compliance with applicable state and federal securities laws, have been duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights to the best of KAIR's knowledge. There are no warrants, options, subscriptions, calls or other similar rights to purchase any of KAIR's capital stock, and there are no voting, pooling or voting trust agreements, arrangements or contracts by and among KAIR, its stockholders or any of them.

            4.3 VALIDITY OF TRANSACTIONS. This Agreement, each document executed and delivered by KAIR in connection with the transactions contemplated by this Agreement and the performance of the transactions contemplated therein has been, or will have been, duly authorized by the KAIR Board of Directors, has been, or will have been, duly executed and delivered by KAIR and each is the valid and legally binding obligation of KAIR, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity. The KAIR Shares issuable hereunder, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free of any liens or encumbrances, except for any restrictions imposed by federal or state securities laws.

            4.4 NO CONFLICT. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, result in a breach of any term or provision of or constitute a default under or result in a violation of (i) the Certificate of Incorporation or Bylaws of KAIR, as amended, (ii) any agreement, contract, lease, license or instrument to which KAIR is a party or by which KAIR or any of its properties or assets are bound, or (iii) any judgment, decree, order or writ by which KAIR is bound or to which it or any of its properties or assets are subject.

            4.5 APPROVALS AND CONSENTS. Except for the filing and distribution of Schedule 14C Information Statement pursuant to Rule 14(c) under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), the effectiveness of a reverse split of KAIR Stock, the name change to Migami, Inc., and the increase in the number of authorized shares there are no permits, consents, mandates or approvals of public authorities, either federal, state or local, or of any third party necessary for KAIR's consummation of the transactions contemplated hereby.

            4.6   SEC REPORTS; FINANCIAL STATEMENTS.

                  (a) KAIR will have filed all reports, including the 2004 Annual Report and the Quarterly Reports required to be filed by it under the Exchange Act (collectively, the "SEC Reports"), as of the date of Closing. The SEC Reports complied, at the time of filing, in all material respects with the applicable requirements of the Exchange Act. To the best of KAIR's knowledge, none of the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent superseded by an SEC Report filed subsequently and prior to the date hereof. Prior to the Closing, KAIR shall deliver to INNO KAIR's balance sheet and the related statements of operations, stockholders' equity and cash flows (including the related notes thereto) of KAIR for the three months ended September 30,2005 (the "September Financials"). There has been no material adverse change in the business, assets, liabilities, financial condition, or results of operations of KAIR since the filing of the September Financials.

                  (b) The 2004 Financials have been prepared in accordance with United States generally accepted accounting principles. To the best of KAIR's knowledge, all financial statements made part of the SEC Reports and the September Financials present fairly the financial position of KAIR as at their respective dates and the results of its operations and its cash flows for the periods presented therein subject, in the case of the unaudited interim financial statements, to normal year-end adjustments that have not been and are not expected to be material in amount.

            4.7 LITIGATION. Except as set forth in the KAIR Disclosure Schedule, there are no suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of KAIR, threatened against or affecting KAIR, the officers or directors of KAIR or any of their respective affiliates or that questions or threatens the validity of this Agreement or any action to be taken in connection herewith, and KAIR or any of its assets are not subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department. KAIR has not commenced and does not currently intend to commence any legal proceedings against any other person or entity.

            4.8 TAXES. Except as set forth in the KAIR Disclosure Schedule, all federal income tax returns and state and local income tax returns for KAIR have been filed as required by law. All taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by KAIR to be adequate for the payment of any additional taxes that may come due, have not been established. All other taxes imposed by any government authority on KAIR have been paid and any reports or returns due in connection therewith have been filed. No outstanding claim for assessment or collection of taxes has been asserted against KAIR and there are no pending, or to the knowledge of KAIR, threatened tax audits, examinations or claims.

            4.9 NO DEFAULTS. No material default (or event which, with the passage of time or the giving of notice, or both, would become a material default) exists or is alleged to exist with respect to the performance of any obligation of KAIR under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty, joint venture agreement, operating agreement, partnership agreement or other contract or instrument to which KAIR is a party or any of its assets are subject, or by which it is otherwise bound, and, to the best knowledge of KAIR, no such default or event exists or is alleged to exist with respect to the performance of any obligation of any party thereto.

            4.10 CORPORATE DOCUMENTS. KAIR has furnished to INNO true and complete copies of the Articles of Incorporation, as amended, and Bylaws of KAIR certified by its secretary and copies of the resolutions adopted by KAIR's Board of Directors authorizing and approving this Agreement and the transactions contemplated hereby. KAIR has made available to INNO, the Stockholders, and their representatives all corporate minute books of KAIR, and such minute books contain complete and accurate records of the proceedings of KAIR's stockholders and directors.

            4.11 CONTRACTS AND OTHER COMMITMENTS. All contracts and agreements of any kind, written or oral, concerning KAIR are identified on the KAIR Disclosure Schedule. Prior to Closing, KAIR will not have and will not be bound by any other contract, agreement, lease, commitment or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent.

            4.12 NO LIABILITIES. KAIR has no liabilities or claims against it (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due, including any liabilities for taxes) except for
(i) liabilities or claims set forth in the SEC Reports, or (ii) liabilities or claims identified in the KAIR Disclosure Schedule.

            4.13 NO ASSETS. As of closing, KAIR shall have no assets or operations. All KAIR assets and operations shall have been transferred to Kleenair Systems of North America, Inc., as of the date of the Closing.

            4.14 COMPLIANCE WITH LAWS. To the best of KAIR's knowledge, KAIR has complied in all material respects with all material laws, regulations and orders affecting its business and operations and is not in default under or in violation of any provision of any federal, state or local rule, regulation or law, including without limitation, any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

            4.15 ABSENCE OF CERTAIN CHANGES. Prior to the Closing, KAIR shall not, except as contemplated by this Agreement, without the written consent of INNO (which consent will not be unreasonably withheld):

                  (a) make any material change in the business or operations of KAIR, taken as a whole;

                  (b) declare any dividends in cash on the issued and outstanding shares of KAIR Common Stock, or make any other distribution of any kind in respect thereof;

                  (c) except as set forth herein, issue, sell or otherwise distribute any authorized but unissued shares of its capital stock or effect any stock split or reclassification of any such shares or grant or commit to grant any option, warrant or other right to subscribe for or purchase or otherwise acquire any shares of capital stock of KAIR or any security convertible into or exchangeable for any such shares;

                  (d) except as set forth herein, adopt any amendment to its Certificate of Incorporation or Bylaws;

                  (e) enter into any other transaction affecting in any material respect the business of KAIR, taken as a whole.

            4.16 BROKERS AND FINDERS. KAIR has not dealt with any broker or finder in connection with the transactions contemplated hereby. KAIR has not incurred, nor shall it incur, directly or indirectly, any liability for any brokerage or finders' fees, agent commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

            4.17 INTERCOMPANY AND AFFILIATE TRANSACTIONS; INSIDER INTERESTS. Except as identified in the SEC Report or as contemplated herein, there are, and during the last two years there have been, no transactions, agreements or arrangements of any kind, direct or indirect, between KAIR, on the one hand, and any director, officer, employee, stockholder or affiliate of KAIR, on the other hand, including, without limitation, loans, guarantees or pledges to, by or for KAIR or from, to, by or for any of such persons, that are currently in effect (current loans outstanding to Pollution Control, Lionel Simons, Barbara Simons, Les Berriman and John Zabsky).

            4.18 CORPORATE ACTION. Prior to Closing, KAIR shall use its reasonable best efforts to:

                  (a) Transfer all of its assets, including cash assets, to Kleenair Systems of North America, Inc.;

                  (b)   Affect a name change to Migami, Inc.; and

                  (b) Affect a five (5) for one (1) reverse split of its issued and outstanding shares and increase the number of authorized shares to 200,000,000.

      5     REPRESENTATIONS AND WARRANTIES OF INNO. INNO represents warrants and covenants to and with KAIR as follows:

            5.1 ORGANIZATION AND GOOD STANDING. INNO is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has full corporate power and authority to enter into and perform its obligations under this Agreement.

            5.2 CAPITALIZATION. Exhibit "1" to this Agreement accurately and completely describes the authorized, issued and outstanding capital stock of INNO and accurately reflects the legal and beneficial ownership of such shares.

            5.3 FINANCIAL STATEMENTS. INNO has furnished to KAIR its audited balance sheet as of October 31,2005, and its related unaudited statements of income, stockholders' equity and cash flow for the period ended October 31, 2005, together with appropriate notes to such financial statements (the "October Financial Statements"). The October 31, 2005, Financial Statements reflect adequate provisions for all reasonably anticipated liabilities, do not contain any items of a special or nonrecurring nature except as expressly stated therein, and present fairly the financial position of INNO as of such date.

            5.4 NO MATERIAL ADVERSE CHANGE. Since October 31, 2005, there has not been any material adverse change in the business, assets, liabilities, financial condition, results of operations or prospects of INNO.

            5.5 NO UNDISCLOSED LIABILITIES. INNO has no material liabilities, fixed or contingent, other than (i) liabilities fully reflected in the October Financial Statements and (ii) liabilities incurred since October 31, 2005, in the ordinary course of business or as contemplated or permitted by this Agreement, which do not exceed $10,000 in the aggregate and which have no material adverse effect on the financial position or results of operations of INNO or its assets being acquired under this Agreement.

            5.6 LITIGATION. There are no material lawsuits, proceedings, claims or governmental investigations pending or, to the knowledge of any executive officer of INNO threatened against INNO or any of its assets nor is there any reasonable basis known to any executive officer of INNO for any such action and there is no action, suit, proceeding or investigation pending, threatened or, to the knowledge of any executive officer of INNO contemplated that questions the legality, validity or propriety of the transactions contemplated by this Agreement.

            5.7 VALIDITY OF TRANSACTIONS. This Agreement, and each document executed and delivered by INNO in connection with the transactions contemplated by this Agreement, and the performance of the transactions contemplated therein have been duly authorized by the directors of INNO have been duly executed and delivered by INNO and each is the valid and legally binding obligation of INNO enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

            5.8 NO CONFLICT. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under or result in a violation of (i) the Articles of Incorporation or Bylaws of INNO as amended, (ii) any agreement, contract, lease, license or instrument to which INNO is a party or by which INNO or any of its properties or assets are bound or (iii) any judgment, decree, order or writ by which INNO is bound or to which it or any of its properties or assets are subject.

            5.9 INVESTMENT AND RELATED REPRESENTATIONS. INNO and Stockholders are aware that neither the KAIR Shares nor the offer or sale thereof to INNO has been registered under the Securities Act of 1933, as amended, or under any state securities law. INNO and the Stockholders understand that the KAIR Shares will be characterized as "restricted" securities under federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended, only in certain limited circumstances. INNO and the Stockholders agree that INNO will not sell all or any portion of the KAIR Shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The address of each of the Stockholders is c/o Smith & Associates, 1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067. INNO and the Stockholders understand that each certificate for KAIR Shares issued to INNO or to any subsequent transferee shall be stamped or otherwise imprinted with the legend set forth below summarizing the restrictions described in this Section 5.9 and that KAIR shall refuse to transfer the KAIR Shares except in accordance with such restrictions:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

      INNO and the Stockholders acknowledge having received and reviewed KAIR's Annual Report on Form 10-KSB for the year ended December 31,2004, and KAIR's Quarterly Reports on Form 10-QSB for the periods ended March 31, June 30, and September 30 (together, the "QUARTERLY REPORTS"). INNO and the Stockholders acknowledge and represent that they have reviewed the financial statements contained within the 2004 Annual Report and the Quarterly Reports and are fully aware of the current financial condition of KAIR, including its assets and liabilities, as set forth in the 2004 Annual Report and the Quarterly Reports. Each of the Stockholders and INNO warrants and represents that, other than the 2004 Annual Report and the Quarterly Reports, INNO and the Stockholders are not relying upon any other information, written or oral, with regard to the status of KAIR's financial condition, including but not limited to the status of the assets and liabilities set forth in the 2004 Annual Report and the Quarterly Reports, INNO and the Stockholders further acknowledge that KAIR has given full access to all of the properties, books, contracts, commitments and records of KAIR, and has furnished or will furnish all such information concerning it (including its operations, financial condition and business plan) to the counsel, accountants and other advisors, agents, consultants and representatives for INNO and the Stockholders, as they have requested or may request.

      6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement shall survive termination. None of the representations or warranties or information provided herein, or to be provided hereunder, by any party contains or will contain any untrue statement of a material fact or omits or will omit to state any material facts necessary in order to make the statements and facts contained herein or therein not false or misleading. Copies of all documents heretofore or hereafter delivered or made available pursuant hereto were or will be complete and accurate records of such documents.

      Each party to this Agreement covenants and agrees to indemnify and hold harmless each of the other parties and its directors, officers, employees and agents from any and all costs, expenses, losses, damages and liabilities incurred or suffered directly or indirectly by any of them (including legal fees and cots) proximately resulting from or attributable to the breach of, or misstatement in, any one or more of the representations or warranties made herein.

      7. DISTRIBUTION OF KAIR SHARES IN THE NAME OF INNO TO ITS SHAREHOLDERS. The parties acknowledge that INNO intends to distribute the KAIR Common Stock to the Stockholders set forth on Exhibit "1," pro rata, after Closing. The parties agree that such distribution shall only be made if, and as, permitted by all applicable securities laws.

      8.    CONDITIONS PRECEDENT

            8.1 CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATIONS. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or prior to the Closing of the following conditions, unless waived by all other parties:

                        (a) GOVERNMENT APPROVALS. All authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental authority necessary for the consummation of the transactions contemplated by this Agreement, other than the waiting period required by Rule 14c-2 under the Exchange Act, shall have been filed, occurred or been obtained.

                        (b) THIRD-PARTY APPROVALS. Any and all consents or approvals required from third parties relating to contracts, licenses, leases and other instruments, material to the respective businesses of KAIR and INNO shall have been obtained.

                        (c) LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the transactions contemplated by this Agreement shall have been issued by any federal or state court and remain in effect, and no litigation seeking the issuance of such an order or injunction shall be pending that, in the good faith judgment of INNO or KAIR, has a reasonable probability of resulting in such order, injunction or damages. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

                        (d) DUE DILIGENCE REVIEW. Each party hereto shall have discovered no material deviation in the factual statement, or representations made herein to the other party during their respective due diligence review of the books, records or agreements to which any party is obligated. Such review shall terminate thirty (30) days after the execution of this Agreement.

                        (e) CLOSING DOCUMENTS. Mr. Smith shall have received all documents required for Closing by Section 2 of this Agreement.

            8.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF KAIR. The obligations of KAIR to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing of the following conditions, unless waived by KAIR:

                        (a) REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS. The representations and warranties of the Stockholders set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement.

                        (b) REPRESENTATIONS AND WARRANTIES OF INNO. The representations and warranties by INNO set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, and KAIR shall have received a certificate to such effect signed by the Chief Executive Officer of each.

                        (c) PERFORMANCE OF OBLIGATIONS OF INNO. INNO shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, and KAIR shall have received a certificate to such effect signed by the Chief Executive Officer of INNO.

            8.3 CONDITIONS PRECEDENT TO OBLIGATIONS OF KAIR AND THE STOCKHOLDERS. The obligations of INNO and the Stockholders to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing of the following conditions, unless waived by INNO and the Stockholders:

                        (a)   REPRESENTATIONS AND WARRANTIES. The
representations and warranties of KAIR set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement, and INNO and the Stockholders shall have received a certificate to such effect signed by the President of KAIR.

                        (c) PERFORMANCE OF OBLIGATIONS OF KAIR. KAIR shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, i.e. preparation and filing of Schedule 14C Information Statement which shall have made changes to satisfy the comments of the SEC, and formation of a wholly owned subsidiary to which all assets and liabilities of KAIR shall have been transferred, and INNO shall have received a certificate to such effect signed by the President of KAIR.

                        (d) APPOINTMENT OF DIRECTORS TO KAIR BOARD. KAIR, effective as of the Closing, will have appointed to the board of directors of KAIR, the five (5) nominees of INNO, and the two (2) present board of directors members and officers of KAIR, will have tendered their resignations from all officer and director positions effective as of the Closing, except that these two officers and directors shall be appointed as operating managers of the wholly owned subsidiary containing the assts and liabilities of pre-merger KAIR with fully authorized control over all of the assets and revenue of such subsidiary.

      9. CERTAIN ADDITIONAL UNDERSTANDINGS AND AGREEMENTS. As soon as is reasonably practicable following the execution of this Agreement, KAIR shall file a Current Report on Form 8-K with the SEC to report the reorganization transaction contemplated by this Agreement and, by way of such report or an amendment thereto, the required financial statements of INNO. Additionally, KAIR shall prepare and file a Schedule 14C Information Statement with the SEC. INNO shall assist by providing all information necessary to prepare and file same.

      10.   TERMINATION AND ABANDONMENT.

            10.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the Closing by the written consent of INNO and KAIR.

            10.2 TERMINATION BY EITHER INNO OR KAIR. This Agreement may be terminated by either INNO or KAIR if the Closing is not consummated by March 31, 2006 (provided that the right to terminate this Agreement under this Section
10.2 will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date).

            10.3 PROCEDURE AND EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to this Section 10, written notice thereof will be given to all other parties and this Agreement will terminate (except to the extent provided in Section 10.1 hereof) and the transactions contemplated hereby will be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein:

                  (a) Each of the parties will, upon request, re-deliver all documents, work papers and other material of the other parties relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same;

                  (b) No party will have any liability for a breach of any representation, warranty, agreement, covenant or provision of this Agreement, unless such breach was due to a willful or bad faith action, intentional or negligent misrepresentation, or material omission of such party or any representative, agent, employee or independent contractor thereof; and

                  (c) All filings, applications and other submissions made pursuant to the terms of this Agreement will, to the extent practicable, be withdrawn from the agency or other person to which made.

      11.   MISCELLANEOUS.

            11.1 THIRD-PARTY BENEFICIARIES. The Stockholders shall be a permitted beneficiary of the representations, warranties and covenants of KAIR and of the closing documents delivered by KAIR at the Closing. KAIR and Lionel Simons, an officer and director of KAIR, together with Pollution Control Ltd, shall be permitted beneficiaries of the representations, warranties and covenants of INNO and the Stockholders, and of the closing documents delivered by INNO and the Stockholders at the Closing.

            11.2 CUMULATIVE REMEDIES. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law, which rights may be exercised cumulatively and not alternatively.

            11.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement, and any of the rights, interests or obligations hereunder, may not be assigned by any of the parties hereto. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto, whether so expressed or not.

            11.4 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

            11.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

            11.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings.

            11.7 SURVIVAL OF REPRESENTATIONS. All representations, warranties and agreements contained herein or made in writing by KAIR, INNO and the Stockholders in connection with the transactions contemplated hereby, except any representation, warranty or agreement as to which compliance may have been appropriately waived, shall survive the execution and delivery of this Agreement.

            11.8 EXPENSES AND ATTORNEY FEES. KAIR, INNO and the Stockholders shall each pay all of their respective legal and due diligence expenses in connection with the transactions contemplated by this Agreement, including, without limiting the generality of the foregoing, legal and accounting fees.

            11.9 WAIVER OF CONDITIONS. At any time or times during the term hereof, KAIR or INNO may waive fulfillment of any one or more of the conditions to their obligations in whole or in part, and INNO or the Stockholders may waive fulfillment of any one or more of the foregoing conditions to their obligations, in whole or in part, by delivering to the other party a written waiver or waivers of fulfillment thereof to the extent specified in such written waiver or waivers. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

            11.10 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) upon receipt when sent by first-class, registered or certified mail, return receipt requested, postage prepaid or (d) upon receipt after deposit with a nationally recognized overnight express courier, postage prepaid, specifying next day delivery with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth below or at such other address as such party may designate by three (3) days' advance written notice to the other party. All communications shall be addressed as follows:

                  (a)   if to INNO or Stockholders to:
                        Mr. John Park
                        6429 Independence Avenue
                        Woodland Hills, California 91367
                        (818)593-4808

                  (b)   if to KAIR, to:
                        Mr. Lionel Simons
                        27121 Aliso Creek Road, Suite 120
                        Aliso Viejo, California 92656
                        (949)831-1062

            11.11 LAW GOVERNING. This Agreement shall be construed and interpreted in accordance with and governed and enforced in all respects by the laws of the State of Nevada. This Agreement shall be construed as a jointly prepared documents and it shall not be construed against any party as the drafter for purposes of interpretation.

            11.12 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

            11.13 DELIVERY BY FACSIMILE. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding effect of this Agreement or such exhibit.

      IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.


"_______________________"                         KLEENAIR SYSTEMS, INC.


____________________________________________      BY: /s/ Lionel Simons
___________________________, individually             ------------------------
                                                  Name: Lionel Simons
                                                  Its: Chief Executive Officer



STOCKHOLDERSS                                     INNOVAY, INC.

__________________________________________
Name: ____________________________________
                                                  BY: /s/ John Park
                                                      ------------------------
                                                  Name: John Park
                                                  Its: Chief Executive Officer
__________________________________________
Name: ____________________________________

__________________________________________
Name: ____________________________________

__________________________________________
Name: ____________________________________

__________________________________________
Name: ____________________________________

__________________________________________
Name: ____________________________________

__________________________________________
Name: ____________________________________

                                INNOVAY OWNERSHIP
                                -----------------

                                   EXHIBIT "1"




                 NAME             SHARES                 PERCENTAGE
--------------------------- ---------------------- ----------------------

Marty Goldrod                         2,120                     .70%
Jovell USA                            3,333                    1.10%
Kyung S. Kim                            575                     .19%
Sandy Lang                          114,439                   37.63%
Tehan Oh                              7,825                    2.57%
Jay Park                              4,800                    1.58%
John Park                           114,439                   37.63%
Min Shi                               8,480                    2.79%
Dan Smith                             8,480                    2.79%
John Holt Smith                      39,586                   13.02%

                                 INNOVAY ASSETS

                                   EXHIBIT "2"




1.* License Agreement with Zengen, Inc. A copy of the License Agreement and the letter amendments thereto are attached to this Exhibit "2".

2.* License Agreement with Innozen, Inc. A copy of the License Agreement and the letter amendment thereto is attached to this Exhibit "2".

3. Proprietary cosmetic formulations used to manufacture Innovay's cosmetic products.

4. Accounts receivable in the amount of $110,000 from cosmetic distribution in Korea and $44,800 in accounts receivable from cosmetic distribution in Japan.

5. $520,229 in marketable securities. This amount is being held in escrow. $500,000 of this amount belongs to the company and the remainder belongs to Sandy Lang. In the event that the market value decreases below $500,000, Mr. Lang must contribute additional securities in order to net $500,000. In the event that the securities are sold for more than $500,000, the overage must be returned to Mr. Lang.

6. Uncollected subscription amounts for $197,040. We anticipate that this amount will be collected over the next several weeks.

7. A deposit of $15,000 with Spencer Edwards.

8. Office equipment of the approximate value of $1,596.

9. A relatively small amount of operating capital. This amount varies from day to day.

                               INNOVAY LIABILITIES

                                   EXHIBIT "3"




1. Trade payables of $202,405. This amount varies from time to time.

2. A loan from a shareholder in the mount of $19,208.

3. $3,456,725 in royalty payments due on the Zengen and Innozen licenses. These amounts are payable over the next approximately fifteen (15) months.

4. There is a contingent liability to Mr. Lang based upon the ultimate sales price of the marketable securities contributed by him. In the event that the securities are sold for more than $500,000, any amount over $500,000 shall be returned to Mr. Lang.

                          INNOVAY FINANCIAL STATEMENTS


                                   EXHIBIT "4"


         The Innovay Financial Statements attached to the Asset Purchase Agreement appear as Exhibit "E" to this 14C Information Statement. Therefore, a duplicate copy is not being included here.

                                   EXHIBIT "5"


                              OFFICERS CERTIFICATE

         The undersigned, Lionel Simons, President of KleenAir Systems, Inc., a California corporation hereby represents and warrants as follows:

         1. That each and all of the representations and warranties of KleenAir Systems, Inc., made in that certain Asset Purchase Agreement, dated as of December 22, 2005 by and between Innovay, Inc. and KleenAir Systems, Inc. is as of this date, true, complete and correct to the best of my knowledge, information, and belief

         Signed this 22nd day of December 2005 in Los Angeles, California.

                                           KLEENAIR SYSTEMS, INC.



                                           By: /s/ Lionel Simons
                                               ---------------------------------
                                               Lionel Simons, President

                                   EXHIBIT "6"


         RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT OF THE BOARD
                     OF DIRECTORS OF KLEENAIR SYSTEMS, INC.
                              A NEVADA CORPORATION

      The undersigned, constituting all of the members of the Board of Directors of KleenAir Systems, Inc., a Nevada corporation ("Corporation"), do hereby adopt the following preambles and resolutions by their written consent in accordance with the bylaws of this Corporation and Section 78.315 of the Nevada Revised Statutes, effective as of December 19, 2005, as follows:

      WHEREAS, the directors have carefully reviewed the proposed Asset Purchase Agreement between the Corporation and Innovay, Inc., a California corporation, and believe that entry into the Asset Purchase Agreement would be in the best interests of the Corporation.

      WHEREAS, the directors believe that in order to comply with the terms of the Asset Purchase Agreement certain corporate actions need to be taken by this Corporation and desire to approve same.

      THEREFORE, BE IT RESOLVED that the Corporation shall enter into the Asset Purchase Agreement with Innovay, Inc.

      RESOLVED FURTHER, that the Board of Directors deems it to be in the best interest of this Corporation to change its name from KleenAir Systems, Inc., to MIGAMI, Inc., and to file an appropriate amendment to its Articles of Incorporation to affect such name change.

      RESOLVED FURTHER, that the Board of Directors deems it to be in the best interest of this Corporation to increase the number of its authorized shares of common stock to 200,000,000 shares and to file an amendment to its Articles of Incorporation to affect such name change.

      RESOLVED FURTHER, that the Corporation shall commence a 1 share for 5 share reverse split of the Corporation's common stock, that the effective date of the reverse split shall be determined by the Board of Directors, and that appropriate notice be provided to all shareholders with respect to same.

      RESOLVED FURTHER, that the Corporation shall transfer all current assets and liabilities of the Corporation, including cash assets, to KleenAir Systems of North America, Inc., a Nevada corporation, which is a wholly owned subsidiary of the Company.

      RESOLVED FURTHER, that the Corporation shall enter into an Option Agreement with Pollution Control, Ltd., under which Pollution Control, Ltd. shall be given the option to purchase KleenAir Systems of North America, Inc., including all of the assets and liabilities therein. The option shall be contingent upon entry into the Asset Purchase Agreement with Innovay, Inc.

      RESOLVED FURTHER, that in order to satisfy the request of Innovay, Inc., for the services of Lionel Simons after the Asset Purchase transaction is closed, this Corporation enter into a Consulting Agreement with Pollution Control, Inc., in order to secure Mr. Simon's services.

      RESOLVED FURTHER, that the officers are instructed to direct counsel to prepare an appropriate amendment to the Articles of Incorporation, to execute same, and to cause same to be filed with the Nevada Secretary of State.

      RESOLVED FURTHER, that the officers of this Corporation shall perform all actions reasonably necessary and proper to carry out these resolutions.

      Witness my signature in consent to the foregoing RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF KLEENAIR SYSTEMS, INC., a Nevada Corporation, effective on the day and year set forth above.


Dated: Effective December 19, 2005              /s/ Lionel Simons, Director
                                                --------------------------------
                                                Lionel Simons, Director


Dated: Effective December 19, 2005              /s/ Lester Berriman, Director
                                                --------------------------------
                                                Lester Berriman, Director

                                  EXHIBIT "7"

                                OPTION AGREEMENT

         THIS OPTION AGREEMENT ("Agreement") is made effective as of the 1st day of January, 2006 (Effective Date"), by, and between, Kleenair Systems, Inc., a Nevada corporation ("KAIR"), which intends to change its name hereafter to MIGAMI, Inc., and Pollution Control, Ltd., a Bahamian corporation ("PCL").

         1. GRANT OF OPTION. KAIR hereby grants to PCL and/or its nominee an option to purchase all of the issued and outstanding shares of Common Stock of Kleenair Systems of North America, Inc., a Nevada corporation ("KSNA"), which is a wholly owned subsidiary of Kleenair Systems, Inc.

         2. TERM OF OPTION. This Option is exercisable for a period of three (3) years from the Effective Date. Upon exercise, PCL shall have five (5) years to pay the Option Price in accordance with the provisions of paragraph 3.

         3. OPTION PRICE. The Option Price shall be One Million Eight Hundred Thousand Dollars ($1,800,000). The Option Price shall be paid over the five (5) years after the date that the Option is exercised. During that five (5) year period, KSNA or PCL shall pay fifty percent (50%) of the eight percent (8%) royalty payments actually received by KSNA under the Agreement for Assignment of Intellectual Property, dated effective August 29, 2005, with Kleenair Systems International, plc., which is being assigned to KSNA under this Agreement. Any unpaid balance due shall be paid on the five (5) year anniversary date of the exercise of the Option. PCL or KSNA may prepay the balance due at any time.

         4. TRANSFER OF ASSETS. As of the closing, the following assets shall have been transferred to KSNA:

         a. All contracts between KAIR and Kleenair Systems International PLC, including, without limitation, the License Agreement, dated effective August 29, 2005, and the Agreement for Assignment of Intellectual Property, dated effective August 29, 2005;

         b. All cash assets of KAIR;

         c. All intellectual property rights (including all related software)and other rights relating to any technology which pertains to any engine emissions reduction system or any related technology and all related products and spares manufactured or sold for such use, including any accounts receivable for same.,

         d. All contracts and contract rights of KAIR immediately before the closing, including the agreements with AirTek, Inc., Dinex, Inc., Extengine Transport Systems LLC, and Chong Qing Qinchuan Industry Group Co., Ltd.;

         e. All revenue generated by the assets being transferred to KSNA;

         f. All bank accounts of KAIR, as of the closing date;


                                                                Initials: _____
                                                                          _____

         g. Carbon Cloth Technologies, Inc., a California corporation ("CCT") and all of the assets of CCT;

         h. The name "Kleenair Systems, Inc.", and all related trademarks and copyrights; and

         i. All assets of KAIR immediately prior to the closing, including those set forth on the Schedules attached to the Assignment as Schedule "1."

         In the event that any of the assets have not been transferred to KSNA as of the closing, such assets shall be transferred to KSNA within three (3) business days after closing. In the event that any payment or other asset relating to an asset being transferred is received by KAIR after the closing, such payment or asset shall be transferred to KSNA within seven (7) days of receipt by KAIR.

         Notwithstanding anything to the contrary contained herein, no asset being purchased from Innovay, Inc., no asset acquired by new management relating to Innovay's former business, or any proceeds from any such asset shall be transferred to KSNA.

         5. CONSIDERATION. The parties acknowledge that full and complete consideration has been provided by PCL to KAIR for this Option.

         6. NO REMOVAL OF ASSETS. No assets or funds deposited in, or paid to, KSNA may be removed from KSNA without the prior written consent of PCL. Notwithstanding the provisions of this paragraph to the contrary, KSNA Management as appointed under paragraph 7 may use assets of KSNA to pay any bill of KSNA at their sole discretion. KAIR shall not have access to any assets or funds of KSNA and KAIR shall not use, attempt to use, transfer, assign, or hypothecate such assets or funds for any purpose. Such assets and funds shall not be pledged as security for any purpose by KAIR.

         7. MANAGEMENT OF KSNA. KSNA shall be managed by those directors and officers designated by PCL. KAIR shall elect those directors designated by PCL. If this Option expires prior to its exercise, KAIR's obligations under this paragraph 7 shall terminate. Until the option is exercised, PCL shall indemnify Innovay, Inc., against any liability to Innovay, Inc. resulting from the operation KSNA

         8. TRANSFER OF BANK ACCOUNTS. KAIR shall use its best efforts to transfer all KAIR bank accounts, existing as of the date of the closing of the Innovay, Inc., asset purchase, into the sole name of KSNA. KAIR shall have no further interest in such accounts. If the banks will not cooperate in permitting such transfer, such accounts shall be closed. KAIR shall open its new accounts in a bank other than Wells Fargo Bank.

                                                                Initials: _____
                                                                          _____

         9. TRANSFER OF CCT. Within five (5) days of the execution of this Agreement, KAIR shall transfer all of the issued and outstanding shares of CCT to KNSA. The assets of CCT shall be deemed to be assets of KSNA for purposes of the application of paragraph 6.

         10. MANAGEMENT OF CCT. CCT shall be managed by those directors and officers designated by PCL. KAIR and KSNA shall cause those directors designated by PCL to be elected. If this Option expires prior to its exercise, KAIR's obligations and KSNA's obligations under this paragraph 10 shall terminate.

         11. GOVERNING LAW; ARBITRATION. This Agreement shall be governed by, and construed under, the laws of the State of California. Any dispute arising under this Agreement shall be resolved by binding arbitration before the American Arbitration Association in Los Angeles, California, under the then current rules of the Association, and any award therein may be confirmed, modified, vacated, or enforced by any court having jurisdiction thereof. In any such Arbitration, the prevailing party shall be awarded its reasonable attorney's fees and costs.

         12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and there are no promises, representations, covenants, or conditions relating to this Agreement which are not contained herein. Neither this Agreement, nor any provision hereof, may be amended, waived, discharged or terminated except by a writing signed by the party against whom it is sought to be enforced. This Agreement shall be interpreted as if it were jointly prepared and shall not be construed against any one party in the event of any ambiguity.

         13. NOTICE. Any notice that the parties are required or may desire to deliver to the other under this Agreement or otherwise shall be delivered by facsimile transmission, with a confirming copy sent by United States mail,

___________________________________________________________________
              THE SPACE BELOW THIS LINE IS INTENTIONALLY LEFT BLANK.









                                                                Initials: _____
                                                                          _____
certified or registered, return receipt requested, proper postage prepaid to the other party at the address set forth herein below. Such notice shall be deemed delivered on the first (1st) business day following the facsimile.

         The initial address for notice is as follows:

         To: Pollution Control, Ltd:
                                                   Mr. Lionel Simons
                                                   Pollution Control, Ltd


                                                   Facsimile No.:

         To: Kleenair Systems, Inc:                Mr. John Park
                                                   Kleenair Systems, Inc.


                                                   Facsimile No

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

                                                   Kleenair Systems, Inc.
                                                   ("KAIR)


                                                   By:  /s/ Les Berriman
                                                        ------------------------
                                                        Les Berriman, Director


                                                   Pollution Control, Ltd
                                                   ("PCL")


                                                   By:  /s/  LIONEL SIMONS
                                                        ------------------------
                                                        Lionel Simons, President



                                                                Initials: _____
                                                                          _____

                                   EXHIBIT "8"


                              OFFICERS CERTIFICATE

                  The undersigned, John Park, President of Innovay, Inc., a California corporation hereby represents and warrants as follows:

         1. That all of the contracts described in the Assignment to KleenAir Systems Inc. dated the date hereof are in full force and effect and not default has occurred on any of them;

         2. That each and all of the representation and warranties made in that certain Asset Purchase Agreement and Plan of Reorganization dated as of December 21, 2005 by and between Innovay, Inc. and KleenAir Systems, Inc. is as of this date, true, complete and correct as when previously stated in the foregoing agreements.

         Signed this 21st day of December 2005 in Los Angeles, California.

                                         INNOVAY, INC.



                                         By: /s/ John Park
                                             ------------------------------
                                             John Park, President

                                   EXHIBIT "9"

                                 WRITTEN CONSENT
                                       OF
                            THE BOARD OF DIRECTORS OF
                                  INNOVAY, INC.
                            A CALIFORNIA CORPORATION

                            ACTING IN LIEU OF MEETING

                                DECEMBER 20, 2005

         The undersigned Directors of INNOVAY, INC. California corporation (THE "COMPANY"), pursuant to the Company's bylaws, hereby adopt the following resolutions without a meeting of the Board of Directors:

1.       ASSET PURCHASE AGREEMENT WITH KLEENAIR SYSTEMS, INC.

         WHEREAS, the Board of Directors of this Corporation, authorized and empowered John Park, acting alone, to negotiate, execute and deliver a letter of intent with KleenAir Systems, Inc.;

         WHEREAS, the President has presented to the Board the letter of intent and the Board now desires to complete a formal agreement and plan of merger with KleenAir Systems, Inc. whereby the Company would sell all of its assets in exchange for shares of common stock of KleenAir Systems, Inc. to be issued to the Company's shareholders;

         WHEREAS, the Board has determined that it is in the best interests of the Company and its shareholders to sell all of its assets in exchange for the shares of common stock of KleenAir Systems, Inc.;

         WHEREAS, it is deemed to be in the best interests of this Company and its shareholders to enter into an Asset Purchase agreement and plan of reorganization with KleenAir Systems, Inc. (the "Agreement") which will be more particularly described in the final Agreement.

         FURTHER RESOLVED, that John Park be, and he hereby is, authorized and empowered to execute and deliver, in the name and on behalf of the Company, the subsequent Agreement, with such changes therein, modifications thereof and additions and deletions thereto, together with any and all other operative agreements, instruments or other documents ancillary or related to such Agreement for the transactions contemplated thereby, as shall be approved as necessary, appropriate or desirable by John Park of the Company executing the same, such approval to be conclusively evidenced by the execution thereof by John Park; and

         FURTHER RESOLVED, that Mr. Park of the Company be, and he hereby is, authorized, empowered, and directed to negotiate and execute, for and on behalf of the Company, the Agreement and such other agreements, certificates, instruments or other documents contemplated by or under or that he may deem to be necessary or desirable in furtherance of the transaction described above and to take any and all other actions that he, upon the advice of counsel, may approve as necessary, desirable, or appropriate in connection therewith, in compliance with applicable laws, the execution of such agreements, certificates, instruments or other documents and the taking of any such actions to be conclusive evidence by the execution thereof by him; and

         FURTHER RESOLVED, that any and all action taken by, on behalf of or in the name of this Company in connection with the Agreement including without limitation any other agreements executed in connection and any negotiations leading to the Agreement described above, be, or they hereby are, in all respects reaffirmed, ratified and approved.

         IN WITNESS WHEREOF, the undersigned have executed this Written Consent, effective as of the date first written above.



                                                              /s/ TEHAN OH
                                                              -------------
                                                              Tehan Oh


                                                              /s/ JAY PARK
                                                              -------------
                                                              Jay Park


                                                              /s/ JOHN PARK
                                                              -------------
                                                              John Park

                                  EXHIBIT "10"

                        KLEENAIR SHAREHOLDER INFORMATION


         KleenAir currently has 100,000,000 shares of its common stock authorized and 63,279,923 shares of its common stock issued and outstanding.

         KleenAir currently has 10,000,000 shares of its preferred stock authorized and there are no shares of preferred stock currently issued and outstanding.

                                  EXHIBIT B

[LOGO]         DEAN HELLER
               SECRETARY OF STATE
               204 NORTH CARSON STREET, SUITE 1
               CARSON CITY, NEVADA 89701-4299
               (775) 684 5708
               WEBSITE: SECRETARYOFSTATE.BIZ

--------------------------------------------------------------

             CERTIFICATE OF AMENDMENT
             (PURSUANT TO NRS 78.385 and 78.390)

--------------------------------------------------------------

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

        CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FOR NEVADA
                               PROFIT CORPORATIONS

          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1. Name of corporation:
--------------------------------------------------------------------------------
KLEENAIR SYSTEMS, INC.
--------------------------------------------------------------------------------

2. The articles have been amended as follows (provide article numbers, if available):
--------------------------------------------------------------------------------
Article 1 of the Articles of Incorporation is amended to provide:

   That the name of the corporation is "Migami, Inc."

Article 3 of the Articles of Incorporation is amended to provide:

   Number of shares with par value: 200,000,000 shares of common stock with a par value of $0.001.

   Number of shares without a par value: 10,000,000 shares of preferred stock with no par value.


--------------------------------------------------------------------------------

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 64.7 percent

                                        ________________________________________
4. Effective date of filing (optional): ________________________________________
                                           (must not be later than 90 days after
                                                 the certificate is filed)

5. Officer Signature (required): _______________________________________________
                                            LIONEL SIMONS, PRESIDENT

* lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

THIS FORM MUST BE ACCOMPANIED BY             Nevada Secretary of State AM 78.385
APPROPRIATE FEES.                                                     Amend 2003
                                                            Revised on: 09/29/05

                                   EXHIBIT C

                               DISSENTERS' RIGHTS

As an owner of our common stock, you have the right to dissent from this Asset Purchase and obtain cash payment for the "fair value" of your shares, as determined in accordance with the Nevada Revised Statutes ("NRS"). Below is a description of the steps you must take if you wish to exercise your dissenters' rights with respect to the Asset Purchase under NRS Sections 92A.300 to 92A.500, the Nevada dissenters' rights statute. The text of the statute is set forth in Exhibit "C." This description is not intended to be complete. If you are considering exercising your dissenters' rights, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters' rights. Failure to take any one of the required steps may result in termination of your dissenters' rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

To exercise your right to dissent, you must:

o before the effective date of the Asset Purchase, deliver written notice to us at KleenAir Systems, Inc., 27121 Aliso Creek Road, Suite 120, Aliso Viejo, California 92656 Attn: Corporate Secretary, stating that you intend to demand payment for your shares if the Asset Purchase is completed; and

o not vote your shares in favor of the Asset Purchase, either by proxy or in person. Since there is no opportunity for you to vote, we are not taking the position that your failure to vote against the asset purchase waives your dissenters' rights.

If you satisfy those conditions and the asset purchase is consummated, we will send you a written dissenter's notice within 10 days after the Asset Purchase is effective. This dissenter's notice will:

o specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;
o inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;
o supply a form of payment demand that includes the date the Asset Purchase was first publicly announced or announced to the shareholders and the date by which you must have acquired beneficial ownership of your shares in order to dissent;
o set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date that your dissenters' notice is delivered; and
o    provide you with a copy of Nevada's dissenters' rights statute.

After you have received a dissenter's notice, if you still wish to exercise your dissenters' rights, you must:

o demand payment either through the delivery of the payment demand form to be provided or other comparable means;
o certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter's notice; and
o deposit your certificates, if any, in accordance with the terms of the dissenter's notice.

Failure to demand payment in the proper form or to deposit your certificates as described in the dissenter's notice will terminate your right to receive payment for your shares pursuant to Nevada's dissenters' rights statute. Your rights as a stockholder will continue until those rights are terminated or modified by the completion of the Asset Purchase.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Asset Purchase until the date of payment). The payment will be accompanied by:

o our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;
o a statement of our estimate of the fair value of your shares, an explanation of how we estimated the fair value of the shares, and an explanation how the interest was calculated; information regarding your right to challenge the estimated fair value; and
o    a copy of Nevada's dissenters' rights statute.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter's notice. If we withhold payment, after the consummation of the Asset Purchase, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights to demand payment under NRS Section 92A.480.

If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge our calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded by you for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

o the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or
o the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs may be equitably assessed by the Court. Attorney fees and expert fees will be assessed as the Court considers equitable.

Failure to follow the steps required by NRS Sections 92A.400 through 92A.480 for perfecting dissenters' rights may result in the loss of such rights. If you fail to perfect your Dissenters' Rights, you will not be entitled to receive the consideration receivable with respect to such shares from the exercise of your Dissenters' rights. In view of the complexity of the provisions of Nevada's dissenters' rights statute, you should consult your own legal advisor if you are considering objecting to the Asset Purchase.

                                   EXHIBIT D

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 10-KSB

                 Annual Report Under Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                   For the fiscal year ended December 31, 2005

                        COMMISSION FILE NUMBER: 33-3362-D

                                  MIGAMI, INC.
                             ---------------------
                 (Name of small business issuer in its charter)

       State of Nevada                                            87-0431043
 (State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                                 Identification #)

                  27121 Aliso Creek Road, Aliso Viejo, CA 92656
                  ---------------------------------------------
              (Address of principal executive offices and zip code)

                    Issuer's telephone number: (949) 831-1045

         Securities registered under Section 12 (g) of the Exchange Act:
                           Common stock, no par value

Check whether the issuer (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X] No [ ]

Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

State issuer's revenues for its most recent fiscal year: $112,976

The aggregate market value of the voting stock held by non-affiliates of the registrant on December 31, 2005, was $3,168, 469 based on the closing stock price on that date.

The number of shares outstanding of the registrant's common stock on December 31, 2005, was 63,369,376 shares.

PART I

ITEM 1. DESCRIPTION OF BUSINESS

The Company was incorporated under the laws of the State of Nevada on February 4, 1986, under the name of Covington Capital Corporation. In 1986, the Company filed an S-18 and registered certain stock. From 1989 through 1993, the Company underwent a series of name changes in order to explore various business opportunities. However, none of the business opportunities was successfully completed.

In April, 1995, under the name Investment and Consulting International, Inc., the Company acquired a patent for a proprietary device designed to neutralize nitrogen oxide automobile emissions from a separate Company which was then known as KleenAir Systems, Inc. Simultaneously with the acquisition of the patent, the Company acquired the right to use the corporate name "KleenAir Systems, Inc.," and changed to its current name.

Since acquiring the patent in 1995, the Company has been a developmental stage company and has worked towards the completion of the development and testing of the NOxMaster(TM) technology. The Company owns U.S. Patent #5,224,346, Engine NOx Reduction System, issued in 1993, U.S. Patent #5,609,026 Engine NOx Reduction System issued in 1997. In 1999 the Company was issued a third patent on Ammonia Injection in NOx Control, U.S. Patent #5,992,141. The Company has applied for and maintained patent protection under the Patent Cooperation Treaty
(PCT) to protect its intellectual property in a variety of countries that are significant producers of automotive products.

The Company has applied for additional patents related to its NOxMaster(TM) technology. In September 2002, U.S. patent # 6,446,940 B1 was issued for the Sonic Flow Carburetor, a new emission control device that atomizes fuel in gasoline powered engines. This process enhances operating efficiency and reduces emissions. Another patent, U.S. # 6,499,463 B1 was issued in December 2002 for a Diesel Fuel Atomizer. This device facilitates improved diesel combustion, lower fuel use, and lower emissions of particulates and CO2.

An additional patent was issued in February 2005, being U.S. Patent # 6,852,292. This patent covers the use of aqueous ammonia, which is ammonia dissolved in water, and which is typically used as household or industrial cleaner. When injected into the exhaust, this liquid solution reduces NOx in the same manner as anhydrous ammonia (a gas), the catalyst in the previous NOxMaster(TM) versions.

Patent awards have now been confirmed for several European countries including the U.K., Germany, France, Italy, Spain and Sweden, and are anticipated soon for Japan, Brazil, and China.

All of these patents were sold in August 2005 to KleenAir Systems International plc (KSIP), London, England in exchange for a cash payment of $180,000 and a royalty of 8% of gross sales for the life of the patents. KSIP is a related party of KleenAir Systems Inc, which owns 23% of the common stock of KSIP.

In April 2005, the Company leased a 2,000 square foot R & D and office facility at 27121 Aliso Creek Rd., Suite 120, Aliso Viejo, CA 92656. In 2002 the Company acquired a new chassis dynamometer in addition to its engine dynamometer to cope with increasing levels of R & D engine and device testing programs as it prepares for commercializing its technology. This equipment was relocated to Dinex Exhausts Inc. in the City of Industry, CA.

In 2003, the Company successfully completed the final phase of its London Taxi Program funded by a U.K. government grant. This in-service test, involving several London taxicabs, started in January 2002. The Company has been notified that it's NOxMaster(TM) system has been approved for the Cleanup Register making it eligible for U.K. governmental retrofit subsidies. There are approximately 40,000 such taxicabs in service that represent the potential market opportunity should the system be endorsed as the preferred retrofit product.

The Public Carriage Office (PCO) has mandated the retrofit upgrade of some 17,500 out of the current fleet of approximately 22,000 taxicabs in London. These taxicabs will be required to upgrade to a Euro 3 level (the emissions level currently required of new cabs) during the period between July 1, 2006 and June 2008. The same system being placed on the cabs can also be adapted as a retrofit or OEM product for general diesel-powered passenger vehicles, which represents approximately 45% of the registered and new vehicle market in Europe.

Installation of test systems consisting of a combination of KleenAir System's SCR and Dinex's particulate reduction (DPF) products has resulted in the creation of a new device category by the Energy Savings Trust (EST) called SCRF, the combination of Selective Catalytic Reduction and a Filter. This category receives the Trust's highest level of subsidy. KleenAir's NOxMaster(TM) System has also been approved for light, medium and heavy duty applications including taxicabs, delivery vans, shuttle buses, single and double-decker large buses, refuse collection vehicles, and trucks. The Company's strategic partner, Dinex, has been asked by the Energy Savings Trust to retrofit 20 test vehicles during the summer of 2005 for a 6 month trial program of its latest combination SCRF system for reduction of both NOx and Particulates. The NOxMaster(TM) is an integral part of this combination system.

These approvals open a broad spectrum of potential applications covering a retrofit market opportunity of several hundred thousand vehicles in the U.K. alone. They also set precedents and demonstration opportunities leading to similar applications in other European countries. For example, in Denmark several buses in Copenhagen have had KleenAir Systems successfully installed and tested.

During 2004 a number of additional tests were conducted of a combination of KleenAir's NOxMaster(TM) System and Adastra's Optimax-DPF fuel borne catalyst system for particulate reduction. Adastra, an Octel (NYSE) company in the U.K., has already had its DPF system approved by the EST for a number of vehicle applications and, on conclusion of the current tests, it is anticipated that the KleenAir/Adastra system will secure entry into the SCRF category.

Systems ordered by several other London Boroughs, and installed on both refuse collection trucks and buses during 2002, have performed well. As a result, those systems have been added to the EST Cleanup Register. As a result, KleenAir and Dinex are now targeting the 100 Air Quality Management Areas (AQMA) established by Local Authorities throughout Britain. These AQMAs have the authority to establish emission rules for their districts in order to improve their local air quality. It is believed that such AQMAs will take actions leading to the need for vehicles in a variety of categories to retrofit emission control devices such as the KleenAir/Dinex products. Approximately 30 systems have been installed in a number of Local Authority AQMA's including Glasgow, Cardiff, and Edinburgh. Orders for an additional several hundred systems have been received and are awaiting funding authorization.

U.S. testing continues of the NOxMaster(TM) Diesel Catalytic Converter together with its NOxMaster(TM) Ammonia Injection System to present an integrated system for the elimination of emissions from diesel powered mobile sources. In order to sell the Company's products in California an Executive Order (EO) is required from the State of California. The Company must demonstrate under prescribed testing protocols that its products do not increase the level of exhaust emissions. The Company has received an EO certification from the California Air Resources Board (CARB) for off-road and stationary engine applications. This allows for commencement of sales of the Company's products related to these applications in California. EO certification for on-road applications is expected shortly.

The Company is preparing to meet CARB and EPA Retrofit Verification requirements for heavy-duty vehicles on both its NOxMaster(TM) NOx reduction system and its Oxidizing Particulate Trap (OPT). It has applied for Retrofit Verification of the combination package of the OPT with the NOxMaster(TM) for both high particulate reduction as well as high NOx reduction. The EPA has now published its Selective Catalytic Reduction Protocol (SCRP). The absence of this protocol has previously prevented the Company from commencing certification procedures.

In 2003, the Company acquired Carbon Cloth Technologies, Inc. (CCT) of Malibu, California. CCT is a manufacturer of automotive thermal management systems. Carbon Cloth has years of experience developing thermal solutions for such motor sports industry leaders as Ferrari, Mercedes-Benz, and Penske. This experience has enabled development of the CarbonGuardTM, a significant addition to the battle on pollution.

The CarbonGuard(TM) is currently installed on several hundred of New York City Transit Authority buses as enhancements for the operating efficiency of an installed base of particulate traps. Multiple prototype variations have been purchased by a number of automotive OEM manufacturers with a view to their incorporating the CarbonGuard(TM) for a variety of thermal management applications.

Carbon Cloth Technologies has applied for patents in automotive thermal management systems. At present, this system is used to enhance the effectiveness of particulate filters that need to maintain 300 degrees centigrade for 30% of a vehicle's operating time. At lower temperatures, the filters clog and create back pressure. Wherever particulate filters are currently installed, at present estimated to be at least 30,000 units, the CarbonGuard(TM) can improve performance and save maintenance expense. Filter technology has come to prominence recently as the Environmental Protection Agency (EPA) and the California Air Resource Board (CARB) have determined that particulate emissions from vehicles are a serious public health problem.

The Company signed a marketing agreement in 2002 with ServoTech. Under this agreement, the Company earns a commission on any ServoTech's SOBRIS(TM) system sales it may generate. This system is a competing method of NOx emission reduction that utilizes urea and aqueous ammonia in a system that introduces these reductants into an exhaust system. ServoTech is a licensee of Ford Motor Company on SCR injection technology. The SOBRIS(TM) product is under test and evaluation by a number of automotive manufacturers in the U.S. and Europe.

Once production and sales of the NOxMaster(TM) and OPTs get to a consistent phase, the Company anticipates employing initially 15 to 20 employees, primarily in management, technical and administrative capacities. The Company is actively seeking sources of funding for its operating capital requirements, both to complete its test and evaluation programs and to support initial sales and production.

The Company has not been involved in any bankruptcy, receivership or similar proceeding.

In May 1997, the Company undertook a one for fifteen reverse split of its common outstanding shares leaving the par value at $.001 per share. The number of issued and outstanding shares was reduced to 362,157 while its authorized shares remained unchanged at 50,000,000. The Series 1 Preferred Shares were similarly effected by the same 1 for 15 reverse split and were reduced to 500,000 shares. In January 2000, the last of the outstanding preferred shares were converted into common shares at a ratio of 1 common share for each share of Series 1 Preferred. In February 2000, the Board of Directors approved a 2 for 1 stock split effective March 20, 2000.

The NOxMaster(TM) is an electro-mechanical device that substantially reduces the oxides of nitrogen (NOx) from the exhaust gases of cars and trucks (mobile sources) fueled by gasoline, diesel or natural gas.

The purpose of the NOxMaster(TM) is to reduce NOx emissions to a level substantially lower than the minimum requirements of even the most restrictive state - California. The NOxMaster(TM) is a one-of-a-kind device, that can effectively accomplish this task and consists of: 1) an ammonia injector located on the engine exhaust system upstream of the catalytic converter; 2) a tank of minimally pressurized ammonia with solenoid operated valves; 3) tubing, wiring, and an electronic controller that senses engine parameters.

A timing pulse from the engine is used to determine certain parameters that indicate NOx production and to trigger a solenoid causing the injection of gaseous ammonia into the exhaust system upstream of the catalytic converter. The chemical reaction that occurs causes the NOx to be reduced to harmless constituents primarily at the initial mixing and secondarily at the catalytic converter. The ammonia injection is programmed to occur only when the engine is operating at specific load and performance conditions.

In addition to a cost effective reduction of NOx emissions from the exhaust, the NOxMaster(TM) has the potential of aiding the enhancement of engine performance. Controlled reduction of NOx emissions could allow for the re-tuning of the engine for increased efficiency. This would result in increased fuel mileage while continuing to meet the government-set NOx emission standard.

The Company has complemented its NOxMaster(TM) Ammonia Injection System with a NOxMaster(TM) Diesel Catalytic Converter for the purpose of applying its NOx reduction technology to diesel fueled engines while also reducing carbon monoxide, hydrocarbon, and particulate emissions from such engines. It has done so through the development of specially formulated ceramic wash-coats that allow for ammonia in the atmosphere and that provide a significant particulate reduction for the retrofit market. It is planning the acquisition of plasma technology capable of much greater reductions of particulate emissions, particularly ultra-fine particulates, the health hazards of which are getting increasing attention by the EPA. Such an integration of an ammonia-based NOx reduction system and a plasma particulate reduction system will be well suited to both the OEM and retrofit markets.

In order to conserve operating capital, the Company currently has two paid full-time employees and. It has retained the services of its management, officers and certain consultants through the issuance of restricted Section 144 common stock.

In June 1996, five employment and consulting contracts with 30 months remaining (and valued at over $1,000,000) were voluntarily terminated by the parties concerned, with no future recourse or liability for the Company, including the employment contracts of Lionel Simons, President and Lester Berriman, Chairman. Mr. Simons and Mr. Berriman agreed to continue managing and directing the Company without cash compensation until such time as adequate operating capital had been secured for the Company. Peter Cahill resigned from the Board at this time and William H. Ward, Jr. was appointed to the Board to serve along with Mr. Simons and Mr. Berriman.

In December 1996, the Company, having no resources available for the international commercial exploitation of its technology rights, and having no business plan for such exploitation of rights outside of the U.S., entered into a licensee agreement with an officer of the Company. This license was for the exploitation of European rights to the technology for application to gasoline engines and for exploitation of worldwide rights for diesel engines. The agreement called for the Company to receive an 8% royalty plus 30% ownership of a Company to be established overseas. This Company was subsequently formed and called KleenAir Systems International, Inc. It established a wholly owned subsidiary in the U.K. called KleenAir Systems Ltd. During 1998, the U.S. exploitation rights for that portion of the technology relating to diesel engines was transferred back to the Company in exchange for an issuance of restricted shares.

The Company began distribution of its CarbonGuard(TM) thermal management system during 2002 and has shipped its NOxMaster(TM) products since 2003.

Management believes that the NOxMaster(TM) system is unique, well protected by patents, and that it will prove to be effective and marketable after completion of testing. Competition is anticipated from so-called urea systems, such as the SOBRIS(TM) system, that are more complex and significantly more costly, but whose end result is the creation of ammonia to catalyze a chemical reaction with NOx in the exhaust system.

Development expenses were $26,913 during 2005. During 2004 they were $172,682.

The Company does not intend to deliver an annual report to security holders. The public may read and copy any materials filed with the SEC such as this 10-KSB and 10-QSB reports. The Company is an electronic filer under the SEC's EDGAR filing program. The SEC maintains an Internet site at www.sec.gov that contains such reports and other information filed electronically which is available to all security holders.

ITEM 2. DESCRIPTION OF PROPERTY

In April 2004, the Company leased a 2000 square foot office facility at 27121 Aliso Creek Rd., Suite 120, Aliso Viejo, CA 92656. The Company has also acquired a new chassis dynamometer in addition to its engine dynamometer, computers and other test equipment to cope with increasing levels of R & D engine and device testing programs as it prepares for commercializing its technology.

The Company does not engage in mining operations, oil and gas producing activities or real estate activities.

ITEM 3. LEGAL PROCEEDINGS.

The Company is not currently the subject of any litigation.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no submissions to a vote of security holders during 2005.

                                     PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information: The principal trading market for the common equity securities of the Company is the National Association of Securities Dealers OTC Bulletin Board quotation system. The following are the highs and lows for each quarter for fiscal year ended December 31, 2005 and 2004, respectively. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions, and may not represent actual transactions.

                                   2005                       2004
                             ----------------          -----------------
                              High     Low               High      Low
                             ------- --------          -------- --------
1st Quarter                  $0.14    $0.08             $0.43     $0.20
2nd Quarter                   0.22     0.10              0.39      0.18
3rd Quarter                   0.12     0.06              0.22      0.10
4th Quarter                   0.08     0.03              0.16      0.09

Shareholders: At December 31, 2005, there were 538 shareholders of record with an additional approximately 73 shareholders registered with firms reporting to the Depository Trust Company.

Dividends: No dividends have been paid in the last two fiscal years.

ITEM 6. MANAGEMENT'S DISCUSSION AND PLAN OF OPERATION.

During 2005 the Company sold all of its Intellectual Property (IP) to KleenAir Systems International plc, located in London, England. This included existing issued patents and all patents currently applied for and in various stages of approval. Consideration received was a royalty of 8% of gross sales related to such IP plus cash of $180,000. The royalties will continue for the life of the patents and KSIP will have the responsibility to maintain and extend such patents. New patents derived from the existing IP will also be subject to such royalties. In addition, the Company received an Exclusive Manufacturing. Marketing and Distribution License for North America relating to exploitation of all or any of the Company's IP or other products.

In addition to the original U.S. Patent # 5,224,346 acquired in April of 1995, U.S. Patent # 5,609,026 "Engine NOx Reduction" was issued in 1997 after successfully overturning a challenge in Patent Court. International patent rights have been granted for these patents and have been issued for Europe (patent # 5 638 139 covering Germany, France and the U.K.) International coverage extends to certain Asian countries and Canada as well as Brazil and certain other countries. On November 30, 1999 the Company was issued a third patent on "Ammonia Injection in NOx Control", U.S. Patent # 5,992,141. This patent deals with the NOxMaster(TM) ammonia injection control system and chemical reaction enhancement techniques to ensure optimum effectiveness of the system to achieve maximum NOx reduction. In the opinion of management, this patent significantly strengthens the position of the Company in the exploitation of its technology and increases the value of its future commercial utilization and licensing potential. Management believes that its patent coverage in all the major automobile and truck producing countries provides it with the patent protection necessary to successfully exploit the technology world-wide. Because of the way the accounting rules work, the true value of the patents the Company owns has not been reported in the financial statements.

An additional patent was issued in February 2005, U.S. Patent # 6,852,292. This patent covers the use of aqueous ammonia, which is ammonia dissolved in water, and which is typically used as household or industrial cleaner. When injected into the exhaust, this liquid solution reduces NOx in a manner similar to that of anhydrous ammonia (a gas). With these two forms of Selective Catalytic Reductant (SCR), the Company believes it is well-positioned to compete with Urea systems. Urea, the other reductant, systems are the main alternative means of delivering ammonia into the exhaust stream.

Other patents have been applied for that would improve the NOxMaster(TM) device in specific relation to its reduction of particulate emissions. The Company believes that a system that reduces particulate emissions as well as oxides of nitrogen meets the two major mobile source pollutants of greatest concern to the mandating authorities, such as the EPA and CARB.

The Company continued testing on its Sonic Flow Carburetor with a patent granted in September 2002 (U.S. #6,446,940). This device significantly improves fuel-burning efficiency and reduces emissions on gasoline engines by more effectively atomizing the fuel into very fine particles that results in an even and homogenous distribution throughout the engine cylinders.

The Company is positioning the Sonic Flow Carburetor as a low cost alternative to a fuel injection system for the two-wheel vehicle markets in China and India. It offers more power, greater fuel economy, and lower emissions at a significantly lower cost. In China, some 12 million two- wheel vehicles are manufactured annually. The Company has a test and evaluation agreement with a major manufacturer of some 2 million vehicles. This agreement has the a view of replacing their existing carburetor systems with the Sonic Flow Carburetor.

A similar Sonic Flow concept is employed in the Company's new duel fuel injector for which a patent was issued in December 2002. This device is designed to improve operating efficiency and reduce emissions on diesel engines by using regular diesel fuel to commence fuel combustion and then switching to atomized fuel. These new products are the result of following through on the Company's mission to develop technologies that significantly reduce polluting emissions and improve operating efficiencies.

The original product, the NOxMaster(TM) device is currently being commercialized in the U.K. and Denmark. Retrofit Verification by the EPA and the California Air Resource Board (CARB) has been applied for in the U.S.

Nitrogen Oxides (NOx) are the most difficult auto exhaust pollutants to control. They are not sourced from the engine fuel, but are produced by the oxidation of nitrogen in the combustion of air. Their formation requires high temperature (2500 degrees F and above). The higher the temperature, the more NOx is produced. Thus, NOx is produced in proportion to engine power output and efficiency. Meeting even the current minimum standards requires sacrifices in performance and economy.

The NOxMaster(TM) utilizes both the non-catalytic reaction that occurs at high temperatures and the catalytic reaction occurring at lower temperatures. Tests have confirmed this approach. Further test data has shown that the desired reaction does occur in the presence of excess air (oxygen) and might even be enhanced by the oxygen. Thus the NOxMaster(TM) device gives the manufacturer a method of control that is essentially independent of engine operating parameters and provides new options for economy and performance.

The NOxMaster(TM) Diesel Catalytic Converter has completed road trials and production. Delivery to overseas customers commenced during the year 2003.

The product can also be distributed in states other than California. An Executive Order (EO) is required in California before distribution can commence. The Company has received an EO from the CARB enabling it to sell its product in the State of California. The EO states that the product does not increase NOx emissions and will allow the Company to sell the product(s) in the state of California. However, the marketplace currently requires qualification for Emission Trading Credits to commence commercialization at this stage.

The Company needs to secure the recently introduced requirement for Retrofit Verification approval from the CARB or EPA for SCR technology in order to qualify for SIP and Emission Trading Credits. These credits enable the user to sell credits to cover the cost of equipment and operations.

The Company initially applied for EPA and CARB Retrofit Verification in the fourth quarter of 2003. This application is in line with the new protocols for Selective Catalytic Reduction (SCR) that have been finalized by those agencies. However, modifications and clarifications of these protocols and certification requirements have delayed the Retrofit Verification Program which is now expected to be completed during the course of 2005. These verifications are necessary to permit sale of the Company's NOxMaster(TM) system nationwide and to qualify its customers for emission credits.

The emphasis for emission trading credits is on NOx reduction products, thereby satisfying the mobile source emission reduction criteria for "emission credits". The Guidelines for the Generation and Use of Mobile Source Emission Reduction Credits, published by the California Environmental Protection Agency, Air Resources Boards and Mobile Source Emission Reduction Credits were approved by the ARB on February 19, 1993.

The document states that NOx is the only pollutant considered in the guidelines as a reasonable candidate for credit generation. These emission credits are currently traded on a commodity-like exchange and are valued in the range over $20,000 per ton. The Company believes the value of these emission credits will be a very substantial tool in the marketing of the NOxMaster(TM) products to fleet vehicle owners, especially the diesel transportation industry.

The Company's licensee, ExtEngine Transport Systems LLC, has received Retrofit Verification from the California Air Resource Board (CARB) for an off-road system based on the Company's technology. This system has been under test on some 35 vehicles in Houston for the past two years. With qualification for SIP credits, it is expected that significant additional installations will take place in Houston.

The Company has signed a distribution agreement with DINEX A/S of Denmark and its U.K. subsidiary Dinex U.K. Ltd. Under this agreement DINEX has a non-exclusive right to sell the Company's products in its market area which consists of Scandinavia, U.K., Germany, France, Italy, and Spain.

The Company has signed a Technical Services Agreement with ServoTech Engineering, Inc. of Belleville, Michigan. Under this Agreement, ServoTech will perform hardware and software design and testing services for certain components used in the Company's NOxMaster(TM) NOx Reduction System. The system is being readied for multiple installations in the U.K. and for Retrofit Verification in the U.S.

ServoTech is a long-time supplier of engineering, prototyping and testing services to Ford Motor Company and other major Detroit based and international automotive manufacturers.

Once production and sales begin, the Company anticipates employing initially 15 to 20 employees, primarily in management, technical and administrative capacities. The Company is actively seeking sources of funding for its operating capital requirements both to complete its test and evaluation programs and to support initial production and sales.

On December 29, 1999 the Company signed a Letter of Intent with ExtEngine Transport Systems, LLC regarding the awarding of licenses for commercial exploitation of the Company's technology in China, India, California and the U.S. Urban and School Bus markets. This was subsequently followed by completion of Licensing Agreements, the exclusive terms of which, if fulfilled, would represent significant income to the Company over the succeeding 10 years. As part of the Agreement, Extengine Transport Systems LLC invested funds in the Company to cover the costs of research and development to fulfill contracts requiring the demonstration of NOx reduction capability with regard to a number of engines supplied by major Chinese automotive companies. Discussions have also been held with various California Transportation Authorities with regard to the testing of the Company's products on its buses as part of the Extengine drive to exploit the Company's technologies in the Urban Bus market.

This license has now, by mutual agreement, been set aside. Extengine no longer has exclusive rights for India and China, but instead has been given exclusive rights for Hong Kong, Korea, and Japan and retains an exclusive in the U.S. Urban Bus market. It also has non-exclusive rights to sale of products utilizing the Company's systems technology in the U.S. and certain other limited territories overseas.

The Company has moved its R & D dynomometer testing capabilities into a shared facility with Dinex in the City of Industry, CA and broadened the range of engine types and sizes for which it can customize its products. As a result it moved its administrative offices into a business park in Aliso Viejo, California.

Several NOxMaster(TM) units have been installed and are in service on a number of London Taxicabs. Systems have also been installed on a London Borough 16 passenger Mercedes Sprinter bus and on a number of waste collection trucks in the several other London Boroughs.

In December 2004, the Mayor of London issued a mandate requiring the upgrade to Euro 3 emission standards of all on-road London taxis, a total number of approximately 17,500 vehicles. The Company's system is one of only two that have been approved by the Public Carriage office and the Energy Savings Trust, the other system being the conversion of the diesel taxis to LPG fuel. Implementation of this mandate was extended in May 2005 to become effective in July 2006.

The Low Emission Zone strategy announced by the Mayor requires that Heavy Goods Vehicles and buses, as well as taxis, effectively meet Euro 3 standards by 2007. This covers the entire area of the London Boroughs. It is estimated that this might affect some 250,000 vehicles of which at least 100,000 will actually be equipped with systems to meet the requirement. The Company expects its position on the EST Clean-up Register for products suitable for this upgrade program will enable it to generate a significant market share.

In March 2004, the Jubilee Investment Trust of London, U.K. acquired $2.1 million of the Company's common stock in exchange for its stock. The Jubilee stock was subsequently sold for $910,569 to meet working capital requirements of the Company.

In September 2004, another investment valued at $1.6 million was made in the Company by the London-based Langley Park Investment Trust in exchange for Langley stock. Subsequent to this transaction, the Company sold a portion of the Langley shares for $104,860.

In December 2005 the Company entered into an agreement to acquire the assets of Innovay, Inc., a California corporation. Innovay specializes in the pharmaceuticals and cosmetics industry with major contracts in the Far East. Under the agreement, the Company changed its name to Migami, Inc., and initiated a 5 for 1 reverse stock split. With the contracts and prospects of the Innovay business, it was felt that this acquisition could represent a potential improvement .in shareholder value.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Where this Form 10-KSB includes "forward-looking" statements within the meaning of Section 27A and Section 21E of the Securities Act, the Company desires to take advantage of the "safe harbor" provisions thereof. Therefore, the Company is including this statement for the express purpose of availing itself of the protections of such safe harbor provisions with respect to all of such forward-looking statements. The forward-looking statements in this Form 10-KSB reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from those anticipated. These risks include, but are not limited to, economic conditions, changes in environmental regulations, the market for venture capital, etc. In this Form 10-KSB, the words "anticipates," "believes," "expects," "intends," "future" and similar expressions identify forward-looking statements. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that may arise after the date hereof. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this section.

ITEM 7. FINANCIAL STATEMENTS

See the Index to Financial Statements on page F-1 following the signature page of this Form 10-KSB.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None

ITEM 8A. CONTROLS AND PROCEDURES

(a) Evaluation of disclosure controls and procedures.

Under the supervision and with the participation of our President and Chief Financial Officer, we conducted an evaluation of the effectiveness of the design and operations of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as of December 31, 2003. Based on this evaluation, our President and Chief Financial Officer concluded that our disclosure controls and procedures were effective such that the material information required to be included in our Securities and Exchange Commission ("SEC") reports is recorded, processed, summarized and reported within the time periods specified in applicable SEC rules and forms relating to our reporting obligations, and was made known to them by others within the Company, particularly during the period when this report was being prepared.

(b) Changes in internal controls over financial reporting.

There was no change in our internal control over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect our internal control over financial reporting. ITEM

8B. OTHER INFORMATION

None

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS:

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Name           Age      Position/Office        Term     Served Since
------------------   ---  ------------------------  -------   ------------
 Lester Berriman      80   Director/ VP-Research    2 years    April 1995

 Lionel Simons        70   Director/President/      2 years     Dec. 1995
                           Secretary/Treasurer


Lester Berriman, P.E., Chairman and VP-Research. A Professional Engineer with a degree in Chemical Engineering, Mr. Berriman leads the Company in its research and development. Mr. Berriman served 20 years as manager of Chemical and Mechanical Engineering for the Southern California laboratories of the Stanford research Institute and 17 years with Dresser Corporate Advanced technology which included 2 years as their Director of the Advanced Technology Center. Mr. Berriman has 21 United States patents and over 80 foreign patents to his credit and is one of the co-developers of the NOxMaster(TM)technology. Mr. Berriman is also very closely aligned with the California Air Resources Board (CARB) and the South Coast Air Quality Management District (AQMD).

Lionel Simons, President and Secretary. Mr. Simons attended the London School of Economics where he earned his Bachelor of Science in Economics and was awarded one of 7 Leverhume Scholarships. He earned his Masters in Business Administration, majoring in International Business and Marketing, at the Columbia University Graduate School of Business. While Managing Director of Denbyware Ltd. of England, a manufacturing Company with over 1,000 employees, he increased sales from $10 million to $25 million and took the Company public via the London Stock Exchange. As President of Dunn Systems, a medical imaging manufacturing Company with over 150 employees, he increased OEM sales from $3 million to $15 million before merging with a major NASDAQ Company. He spent 2 years with Thunder Engine Company, developers of a 600 hp heavy duty multi- fuel light-weight aluminum engine, and successfully concluded technology transfer agreements with companies in China, Korea and Canada.

ITEM 10. EXECUTIVE COMPENSATION

Mr. Berriman, Mr. Simons and Mr. Zabsky voluntarily terminated employment and consulting contracts with the Company in mid-1996 and the Company, with their consent, also terminated a stock option and compensation plan for Directors. In 2001, the Company awarded the following non-cash stock compensation for services rendered:

(a) SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION
--------------------------------------------------------------------------------
   Names and                   Salary/            Other Annual     Market
Principle Position      Year     Fee     Bonus    Compensation     Value
---------------------   ----   -------   -----  ----------------  --------
Lionel Simons           2005       -0-   $ -0-      None          $    -0-
                        2004   $34,347   $ -0-    500,000 shares  $ 33,000
President/Secretary     2003       -0-     -0-  5,000,000 shares   346,500
                        2002       -0-     -0-       None              -0-

Lester Berriman         2005       -0-   $ -0-       None         $    -0-
                        2004   $   -0-   $ -0-    275,000 shares  $ 18,150
Chairman/ VP-Research   2003       -0-     -0-  1,000,000 shares    76,600


John Zabsky             2005       -0-   $ -0-       None         $    -0-
 (1)                    2004   $24,000   $ -0-    150,000 shares  $  9,900
   dba. John Z Co.      2003    24,000     -0-    500,000 shares    34,650



(1) Compensation was provided to Mr. Zabsky an outside consultant.

(b) OPTION/STOCK APPRECIATION RIGHTS

No stock options or free standing SARs to executive officers of the Company were granted during 2004.

(c) AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR END OPTION/SAR VALUE TABLE

There was no exercise of stock options or free standing SARs by executive officers of the Company during 2004.

(d) LONG TERM INCENTIVE PLAN ("LITP") AWARDS TABLE

The Company did not make any long-term incentive plan awards to any executive officer in 2004.

(e) COMPENSATION OF DIRECTORS

No Directors of the Company received cash compensation for their services as Director during 2004.

(f) EMPLOYMENT CONTRACTS

The Company has no employment contracts with executive officers.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth a list of persons known to the Company to be the beneficial owner of more than five percent of the Company's voting stock.

Title of         Name and Address of         Shares of            Percent
 Class            Beneficial Owner           Record (1)          of Class
--------       ----------------------      ------------          --------
Common         Pollution Control, Inc.        9,674,077           15.27%
               328 Bay street
               Nassau, Bahamas

Common         Lionel Simons,                 1,214,808 (2)(3)     1.92%
               36 Corniche Drive
               Dana Point, CA 92629

Common         Lester Berriman                2,617,048            4.13%
               18871 Portofino Drive
               Irvine, CA 92715


Common         Jubilee Investment Trust Plc  10,026,666           15.82%
               1 Great Cumberland Place
               London
               W1H 7AL

Title of         Name and Address of         Shares of            Percent
 Class            Beneficial Owner           Record (1)          of Class
--------       ----------------------      ------------          --------
(continued from previous page)

Common         Langley Park Investment
                  Trust Plc                  10,000,000           15.78%
               30 Farrington Street
               London
               EC4A 4HJ

Common         David Kahn                     4,250,000            6.71%
               3150 Fir Ave, Ste 127
               Fresno, CA 93711

Common         John Zabsky                    1,830,432 (4)        2.89%
               3640 S Main St
               Santa Ana, CA 92707


(1) All shares presented are common shares. No preferred shares were outstanding at December 31, 2004.

(2) Lionel Simons maintains an indirect controlling beneficial interest in Pollution Control, Inc. through a family trust. See item 12.

(3) The total shares reported as held by Lionel Simons includes 20,000 shares held by Kimberly Simons who is his daughter and 9,800 shares held by Barbara J. Simons who is his wife.

(4) This total represents shares held by Mr. Zabsky in his own name, as well as shares held by John Z Company, a corporation wholly owned by Mr. Zabsky.

The following table sets forth a list of the beneficial ownership in the Company by officers and directors.

                                            Amount of
Title of        Name and Address of        Beneficial            Percent
 Class            Beneficial Owner          Ownership           of Class
--------       ---------------------       ----------           --------
Common          Lionel Simons              10,924,265 (2)(3)      17.24%
                36 Corniche Drive
                Dana Point, CA 92629

Common          Lester Berriman             2,617,048              4.13%
                18871 Portofino Drive
                Irvine, CA 92715

Common          All officers and directors
                            as a group:    13,541,333             21.37%

(1) All shares presented are common shares. No preferred shares were outstanding at December 31, 2005.

(2) Lionel Simons maintains an indirect controlling beneficial interest in Pollution Control, Inc. through a family trust. See item 12.

(3) Total shares reported as held by Lionel Simons includes 20,000 shares held by Kimberly Simons who is his daughter and 15,400 shares held by Barbara J. Simons who is his wife and the shares held by Pollution Control have been attributed to him due to the controlling interest.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Lionel Simons, President of KleenAir Systems, Inc. is also President and a beneficial owner of Pollution Control Inc. through family trusts. Mr. Simons has a Power of Attorney from Pollution Control which permits him to vote on its behalf. In addition, Mr. Simons is on the Board of Directors for and serving as President of KleenAir Systems PLC in the U.K. The Company owns a 23% interest in and sells all of its European products to this entity for resell.

See also the discussion of related party transactions presented at Note 14 to the financial statements.

ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

(a) The following documents are filed as a part of this report or are incorporated by reference.

Financial Statements -- The following information has been included in response to Item 8.

                                                           Page

- Report of Independent Certified Public Accountants       F-2
- Consolidated Balance Sheets                              F-3
- Consolidated Statements of Operations                    F-4
- Consolidated Statements of Shareholders' Equity          F-5
- Consolidated Statements of Cash Flows                    F-8
- Notes to Consolidated Financial Statements               F-9


Exhibits - The following Exhibits are furnished as a part of this report:

  Exhibit No.                   Description
  -----------    ----------------------------------------------

     31          * Certification of Chief Financial Officer pursuant
                   to Section 302 of the Sarbanes-Oxley Act of 2002.
     32.1        * Certification of Chief Operating Officer pursuant
                   to Section 906 of Sarbanes Oxley Act
     32.2        * Certification of Chief Financial Officer pursuant
                   to Section 906 of Sarbanes-Oxley Act
--------------

* Filed herewith.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

As of the date of this Report, the Company has not appointed members to an audit committee and, therefore, the respective role of an audit committee has been conducted by the board of directors of the Company. When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) review and appraise the audit efforts of the Company's independent accountant's; (iii) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) oversee management's establishment and enforcement of financial policies and business practices; and (v) provide an open avenue of communication among the independent accountants, management and the board of directors.

The firm of Robert Early & Company, P.C., served as the Company's independent auditors for the year ended December 31, 2003 and for the first 9 months of 2003. Thereafter the Board of Directors appointed Chisholm Bierwolf & Nilson, LLC as auditors for the balance of 2005.The Board of Directors of the Company, in its discretion, may direct the appointment of different public accountants at any time during the year, if the Board believes that a change would be in the best interests of the stockholders. The Board of Directors has considered the audit fees, audit-related fees, tax fees and other fees paid to the Company's accountants, as disclosed below, and had determined that the payment of such fees is compatible with maintaining the independence of the accountants.

Audit and Audit-Related Fees: The aggregate fees, including expenses, billed by the Company's principal accountant in connection with the audit of our consolidated financial statements for the most recent fiscal year included in our Annual Report on Form 10-KSB; and for the review of our financial information and our quarterly reports on Form 10-QSB during the years ending December 31, 2005 and 2004 were $32,250 and $20,624, respectively. In addition, we incurred accounting review related fees (primarily related to procedures our auditors were required to perform in reviewing potential registration statements and our Form S-8 Registration Statements) of $2,100 in 2005 and $1,230 in 2004, respectively.

Tax Fees: The Company did not incur any fees for tax compliance, tax advice and tax planning by the Company's principal accountant for 2005 and 2004.

All Other Fees: The Company paid its principal accountant $1,200 and $1,700 in 2005 and 2004, respectively, for the services of converting its SEC filings to and filing them in EDGAR format.

--------------------------------------------------------------------------------

SIGNATURES

In accordance with Section 13 or 15 (d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   KLEENAIR SYSTEMS, INC.


DATE:  APRIL 14, 2006              /s/ LIONEL SIMONS
                                   ------------------------------------
                                   BY: LIONEL SIMONS
                                   PRESIDENT, SECRETARY, PRINCIPAL
                                   ACCOUNTING OFFICER, & PRINCIPAL
                                   FINANCIAL OFFICER

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

           SIGNATURE                     TITLE             DATE
--------------------------             --------       --------------

 /S/ LIONEL SIMONS                     DIRECTOR       APRIL 14, 2006
----------------------
 LIONEL SIMONS


 /S/ LESTER BERRIMAN                   DIRECTOR       APRIL 14, 2006
-----------------------
 LESTER BERRIMAN

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)

                        CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2005

                          INDEX TO FINANCIAL STATEMENTS

                                                                        PAGE
                                                                        ----

Report of Independent Certified Public Accountants  .  .  .  .  .  .  .  F-2

Consolidated Balance Sheets as of December 31, 2004 and 2003 .  .  .  .  F-3

Consolidated Statements of Operations for the years ended December 31, 2005 and 2004. . . . . . . . . . . . F-4

Consolidated Statement of Stockholders' Equity for the years ended December 31, 2005 and 2004. . . . . . . . . . F-5

Consolidated Statements of Cash Flows for the years ended December 31, 2005 and 2004. . . . . . . . . . . . F-8

Notes to Consolidated Financial Statements .  .  .  .  .  .  .  .  .  .  F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------


The Board of Directors
KleenAir Systems, Inc.
Aliso Viejo, California
(A Development Stage Company)

We have audited the accompanying consolidated balance sheet of KleenAir Systems, Inc. (a development stage company) as of December 31, 2005, and the related consolidated statements of operations, stockholders' equity and other comprehensive income, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the PCAOB (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of KleenAir Systems, Inc.(a development stage company) as of December 31, 2005, and the consolidated results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has a working capital deficit and has suffered recurring losses to date, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.



/S/ CHISHOLM BIERWOLF & NILSON LLC.
-----------------------------------
CHISHOLM BIERWOLF & NILSON LLC
BOUNTIFUL, UTAH
MARCH 31, 2006

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                           Consolidated Balance Sheet

                                     ASSETS
                                     ------
                                                                    December 31,
                                                                       2005
                                                                   ------------

CURRENT ASSETS

     Cash and cash equivalents                                     $      6,371
     Accounts receivable, net                                            32,800
     Accounts receivable - related parties, net                         180,210
     Parts inventory, at cost                                            36,553
     Prepaid expenses                                                     6,600
     Marketable securities, net                                         102,655
                                                                   ------------

         Total Current Assets                                           365,189
                                                                   ------------

PROPERTY AND EQUIPMENT, net                                              57,794
                                                                   ------------
OTHER ASSETS

     Patent license, net                                              1,113,689
     Deposits and other assets                                           12,854
                                                                   ------------

         Total Other Assets                                           1,126,543
                                                                   ------------

         TOTAL ASSETS                                              $  1,549,526
                                                                   ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES

     Accounts payable                                              $    281,597
     Accounts payable - related parties                                  15,000
     Accrued expenses                                                    57,480
     Advances from directors                                             46,904
     Notes payable - related entities                                   296,265
                                                                   ------------

         Total Current Liabilities                                      697,246
                                                                   ------------

CONTINGENT LIABILITIES                                                       --
                                                                   ------------

STOCKHOLDERS' EQUITY

     Preferred stock, series A, $.001 par value (10,000,000
      shares authorized, none outstanding)                                   --
     Common stock, $.001 par value (50,000,000 shares
      authorized, 63,369,376 outstanding)                                63,360
     Additional paid-in capital                                      10,242,148
     Deficit accumulated during the development stage                (9,453,228)
                                                                   ------------

         Total Stockholders' Equity                                     852,280
                                                                   ------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $  1,549,526
                                                                   ============


        The accompanying notes are an integral part of these consolidated financial statements.


                                      F-3

                                     KLEENAIR SYSTEMS, INC.
                                  (A Development Stage Company)
                              Consolidated Statements of Operations


                                                For the Years Ended
                                                    December 31,             Cumulative
                                            ----------------------------    During Devel-
                                                2005            2004        opment State
                                            ------------    ------------    ------------
REVENUES

    Sales                                   $     49,976    $     35,937    $    995,929
    Royalties                                         --           5,525          25,417
    Management fees                               63,000         110,478         173,478
                                            ------------    ------------    ------------

       Total Revenues                            112,976         151,940       1,194,824

COST OF REVENUES                                  44,049          38,152         780,538
                                            ------------    ------------    ------------

GROSS PROFIT                                      68,927         113,788         414,286
                                            ------------    ------------    ------------

PRODUCTION DEVELOPMENT COSTS                      26,913         172,682       1,438,600

OPERATING EXPENSES

    Personnel costs                               49,830         192,465       1,480,039
    Consultants                                  180,080         503,120       3,409,926
    Professional fees                            127,052          58,032         684,311
    Office expenses                                8,179           7,752          69,209
    Depreciation                                  41,795          51,591         204,906
    Amortization of intangible assets            106,424         129,434         417,517
    Advertising and promotion                      5,812          33,781         270,534
    Rent                                          57,821         147,647         415,685
    Travel                                        21,285          50,312         368,170
    Other expenses                                75,906          48,999         292,062
    Bad debts                                         --           1,000         221,000
    Other                                             --              --         171,378
                                            ------------    ------------    ------------

       Total Operating Expenses                  674,184       1,224,133       8,004,737
                                            ------------    ------------    ------------

LOSS FROM OPERATIONS                            (632,170)     (1,283,027)     (9,029,051)
                                            ------------    ------------    ------------

OTHER INCOME (EXPENSE)

    Interest income                                   --              --           2,526
    Loss on sale of securities                   (12,392)       (101,887)       (114,279)
    Unrealized loss on securities                (65,732)       (154,656)       (220,388)
    Interest expense                            (105,334)        (20,156)       (144,927)
    Loss on foreign exchange transactions             --          (7,670)         (7,670)
    Loss from sale of assets                     (91,032)             --         (91,032)
    Loss on abandoned equipment                  (10,968)             --         (10,968)
    Amortize discount on receivables                  --              --          20,259
                                            ------------    ------------    ------------

       Total Other Income (Expense)             (285,458)       (284,369)       (566,479)
                                            ------------    ------------    ------------

LOSS BEFORE INCOME TAXES                        (917,628)     (1,567,396)     (9,595,530)

    Benefit from deferred taxes                       --              --    $    397,852
                                            ------------    ------------    ------------

LOSS BEFORE EXTRAORDINARY ITEMS                 (917,628)     (1,567,396)     (9,197,678)

    Costs of terminated acquisitions                  --              --        (255,550)
                                            ------------    ------------    ------------

NET COMPREHENSIVE LOSS                      $   (917,628)   $ (1,567,396)   $ (9,453,228)
                                            ============    ============    ============

BASIC LOSS PER SHARE                        $      (0.02)   $      (0.03)   $      (0.56)
                                            ============    ============    ============

WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING                    60,335,130      47,375,811      16,878,230
                                            ============    ============    ============


                The accompanying notes are an integral part of these consolidated financial statements.

                                               F-4

                                                     KLEENAIR SYSTEMS, INC.
                                                  (A Development Stage Company)
                                         Consolidated Statement of Stockholders' Equity

                                                                                                                           Deficit
                                                                                                                         Accumulated
                                        Preferred Stock                Common Stock         Additional     Unearned      During the
                                    ------------------------    -------------------------    Paid-in       Compen-      Development
                                     Shares        Amount         Shares        Amount       Capital        sation         Stage
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Balance, January 1, 1995                   --    $        --         74,132   $        74   $   151,444   $       --    $  (151,518)

Stock issued:  For cash                    --             --         27,334            27        66,982           --             --
  For adjustment                           --             --            534             1            --           --             --
  For consulting services                  --             --         86,148            86       279,439           --             --
  For professional services                --             --          4,666             5        12,745           --             --
  For purchase of patent rights       933,334            934         60,000            60        13,905           --             --
  For directors' compensation              --             --          4,000             4        22,496           --             --
  For officers' compensation           33,334             33          9,334             9       194,958           --             --
Other contributed capital                  --             --             --            --         2,367           --             --
Options compensation                       --             --             --            --        70,313     (152,016)            --

Net loss for the period ended
  December 31, 1995                        --             --             --            --            --           --       (329,289)
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Balance, December 31, 1995            966,668            967        266,148           266       814,649     (152,016)      (480,807)

Stock issued:  For services            13,332             13         24,666            25       201,837      (78,750)            --
  For officers' compensation           33,332             33             --            --        15,592      (15,625)            --
  For aborted acquisition                  --             --         40,000            40       140,510           --             --
Exercise of options                        --             --         75,000            75       112,424           --             --
Conversion to common                 (318,666)          (319)       318,666           319            --           --             --

Net loss for the year ended
  December 31, 1996                        --             --             --            --            --      187,346       (716,511)
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Balance, December 31, 1996            694,666            694        724,480           725     1,285,012      (59,045)    (1,197,318)

Stock issued:  For cash                    --             --        120,000           120        14,880           --             --
  For officers compensation            33,334             33             --            --         3,842       (3,875)            --
Conversion to common                 (100,000)          (100)       100,000           100            --           --             --

Net loss for the year ended
  December 31, 1997                        --             --             --            --            --       37,979        (55,438)
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------


                         The accompanying notes are an integral part of these consolidated financial statements.

                                                              F-5

                                                     KLEENAIR SYSTEMS, INC.
                                                  (A Development Stage Company)
                                         Consolidated Statement of Stockholders' Equity
                                                           Continued

                                                                                                                           Deficit
                                                                                                                         Accumulated
                                        Preferred Stock                Common Stock         Additional     Unearned      During the
                                    ------------------------    -------------------------    Paid-in       Compen-      Development
                                     Shares        Amount         Shares        Amount       Capital        sation         Stage
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Balance, December 31, 1997            628,000            627        944,480   $       945   $ 1,303,734   $  (24,941)   $(1,252,756)

Stock issued:  For cash                    --             --        800,000           800       199,200           --             --
  For services                             --             --      2,120,000         2,120        92,255           --             --
  To officers' and directors'              --             --        320,000           320        59,680           --             --
  For diesel license                       --             --      2,000,000         2,000        60,500           --             --
Conversion to common                 (403,334)          (403)       403,334           403            --           --             --

Net loss for the year ended
  December 31, 1998                        --             --             --            --            --       24,941       (305,561)
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Balance, December 31, 1998            224,666            224      6,587,814         6,588     1,715,369           --     (1,558,317)

Stock issued:  For cash                    --             --        146,800           147        35,653           --             --
  For equipment                            --             --         33,200            33         8,267           --             --
  For services                             --             --      1,103,334         1,103       247,179           --             --
  For services - officers'
    and directors'                         --             --      1,425,000         1,425       408,808           --             --
Conversion to common                  (61,334)           (61)        61,334            61            --           --             --

Net loss for the period ended
  December 31, 1999                        --             --             --            --            --           --       (802,722)
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Balance, December 31, 1999            163,332            163      9,357,482         9,357     2,415,276           --     (2,361,039)

Stock issued:  For cash                    --             --      1,414,000         1,414       357,336           --             --
  For services                             --             --      1,642,666         1,643       600,024           --             --
  As promotion                             --             --          1,600             2         3,199           --             --
Conversion to common                 (163,332)          (163)       163,334           163            --           --             --

Net loss for the period ended
  December 31, 2000                        --             --             --            --            --           --       (717,012)
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Balance, December 31, 2000                 --             --     12,579,082        12,579     3,375,835           --     (3,078,051)

Stock issued:  For cash                    --             --        195,000           195       104,805           --             --
  For services                             --             --      1,749,487         1,749       293,087           --             --
  For services - officers'
    and directors'                         --             --        850,000           850        77,690           --             --
  For rent                                 --             --         17,500            18         6,232           --             --

Net loss for the period ended
  December 31, 2001                        --             --             --            --            --           --       (623,811)
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Balance, December 31, 2001                 --             --     15,391,069        15,391     3,857,649           --     (3,701,862)


                         The accompanying notes are an integral part of these consolidated financial statements.

                                                              F-6

                                                     KLEENAIR SYSTEMS, INC.
                                                  (A Development Stage Company)
                                         Consolidated Statement of Stockholders' Equity
                                                           Continued

                                                                                                                           Deficit
                                                                                                                         Accumulated
                                        Preferred Stock                Common Stock         Additional     Unearned      During the
                                    ------------------------    -------------------------    Paid-in       Compen-      Development
                                     Shares        Amount         Shares        Amount       Capital        sation         Stage
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Stock issued:  For cash                    --             --      2,804,545         2,805     1,717,195           --             --
  For services                             --             --      1,201,692         1,202       404,232           --             --
  For acquisition of Carbon Cloth          --             --        873,250           873       968,434           --             --
Contributed inventory                      --             --             --            --        12,207           --             --

Net loss for the period ended
  December 31, 2002                        --             --             --            --            --           --     (1,119,045)
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Balance, December 31, 2002                 --             --     20,270,556        20,271     6,959,717           --     (4,820,907)

Stock issued:  For cash                    --             --        750,000           750        74,250           --             --
  For services - officers'
    and directors'                         --             --      7,600,000         7,600       511,490           --             --
  For services                             --             --      2,801,605         2,801       460,839           --             --

Net loss for the period ended
  December 31, 2003                        --             --             --            --            --           --     (2,147,297)
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Balance, December 31, 2003                 --             --     31,422,161        31,422     8,006,296           --     (6,968,204)

Stock issued:  For cash                    --             --        750,000           750        74,250           --             --
  For investments                          --             --     20,527,999        20,528     1,387,706           --             --
  For services                             --             --      4,200,046         4,200       408,945           --             --
  For services - officers'
    and directors'                         --             --      1,200,000         1,200        78,519           --             --

Net loss for the period ended
  December 31, 2004                        --             --             --            --            --           --     (1,567,396)
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Balance, December 31, 2004                 --             --     58,100,206        58,100     9,955,716           --     (8,535,600)

Stock issued:  For cash                    --             --      4,000,000         4,000       176,000           --             --
  For services                             --             --      1,269,170         1,269       110,432           --             --

Net loss for the period ended
  December 31, 2005                        --             --             --            --            --           --       (917,628)
                                    ---------    -----------    -----------   -----------   -----------   ----------    -----------

Balance, December 31, 2005                 --             --     63,369,376        63,369    10,242,148           --     (9,453,228)



                         The accompanying notes are an integral part of these consolidated financial statements.

                                                              F-7

                                     KLEENAIR SYSTEMS, INC.
                                  (A Development Stage Company)
                              Consolidated Statements of Cash Flows

                                                        For the Years Ended
                                                           December 31,           Cumulative
                                                    --------------------------   During Devel-
                                                       2005            2004       opment State
                                                    -----------    -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                            $  (917,628)   $(1,604,617)   $(9,453,228)
Adjustments to reconcile net loss to net cash
 (used) in operating activities:
     Losses prior to current ownership                       --        151,518
     Loss and unrealized loss on securities              78,124        293,764        334,667
     Loss from sale & abandonment of Assets             102,000        102,000
     Other income                                       (36,300)       (36,300)
     Depreciation                                        41,795         51,591        204,906
     Bad debts                                            3,500          1,000        224,500
     Amortization of:
       Prepaid expenses                                   8,906         28,906      1,262,549
       Intangibles                                      106,424        129,434        417,517
     Stock issued for services                          111,701        492,864      3,366,437
     Stock issued for extraordinary loss                140,550
     Deferred income taxes                             (397,852)
Changes in assets and liabilities:
     Decrease (increase) in accounts receivable          75,244         11,729         60,383
     Decrease (increase) in inventory                   (12,204)        32,774        (14,018)
     Advances to consultants                             20,000
     Decrease/(increase) in prepaids & other             26,461        (20,000)      (240,539)
     Decrease (increase) in accounts payable             67,312       (289,770)       186,147
                                                    -----------    -----------    -----------

        Net Cash (Used in) Operating Activities        (344,665)      (872,325)    (3,670,763)
                                                    -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Cash paid for property and equipment                (4,474)        (8,276)      (270,188)
     Cash paid for patent licensing                     (67,754)      (228,766)
     Proceeds from sale of securities                    51,645        919,268        970,913
     Business acquisitions                              (44,820)
     Notes receivable                                  (220,000)
                                                    -----------    -----------    -----------

        Net Cash (Used in) Investing Activities          47,171        843,238        207,139
                                                    -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from issuing stock                        180,000         75,000      3,124,459
     Capital lease obligation                             7,765
     Cash paid on capital lease                              --           (372)        (7,765)
     Additional capital contributions                     2,367
     Advances and loans from related parties             59,694        138,015        491,293
     Repayments to related parties                      (23,525)      (124,599)      (148,124)
                                                    -----------    -----------    -----------

        Net Cash Provided by Financing Activities       216,169         88,044      3,469,995
                                                    -----------    -----------    -----------

NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                      (81,325)        58,957          6,371
CASH AND CASH EQUIVALENTS AT BEG OF YEAR                 87,696         28,739             --
                                                    -----------    -----------    -----------
CASH AND CASH EQUIVALENTS AT END OF YEAR            $     6,371    $    87,696    $     6,371
                                                    ===========    ===========    ===========

SUPPLEMENTAL CASH FLOW INFORMATION

     Cash Payments For:
        Interest                                    $    3,472     $    5,613     $   17,366
        Income taxes                                $       --     $       --     $       --

     Non-Cash Investing and Financing Activities
        Compensation and directors' fees            $    2,457     $   79,200     $1,420,307
        Consultants and prepaid services            $  109,244     $  413,664     $3,265,644
        Equipment                                   $       --     $       --     $    8,300
        Patent licensing                            $       --     $1,408,234     $   14,900
        Repurchase of U.S. diesel license           $       --     $       --     $   62,500
        Acquisition of National Diversified
            Telecom, Inc.                           $       --     $       --     $  140,550
        Acquisition of Carbon Cloth
            Technologies, Inc.                      $       --     $       --     $  981,514
        Uncompleted business acquistion             $       --     $       --     $   87,500
        Purchase of Marketable securities           $       --     $       --     $1,408,234
        Sale of marketing licenses for
           notes receivable                         $       --     $       --     $1,736,558

                The accompanying notes are an integral part of these consolidated financial statements.

                                               F-8

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              Organization
              ------------

              KleenAir Systems, Inc. (the Company) was originally incorporated in 1986 in Nevada as Covington Capital Corporation. Prior to its current name, the Company had various names as endeavors were attempted. None of these proved fruitful. In April 1995, the Company purchased a patent for a proprietary device that had been shown to be capable of neutralizing the environmental impact of nitrous oxide from the exhaust emissions from internal combustion engines without significant modifications to the engine or the vehicle it was powering. This device is known as the "NOxMASTER(TM)." Soon after the acquisition of this patent along with the right to use of the seller's name, the Company changed to its current name. With the patent acquisition in April 1995, the Company moved into the development stage and has since worked toward the completion of tests, fine tuning, and clearance of California Air Resources Board standards. The product is currently being sold and installed on commercial vehicles in England and has been tested for applications in other parts of Europe and Asia. Authorities who set emission standards in the U.S. have continued to waver in the establishment of a final set of criteria for certifying that a device will reduce offending emissions. This continued delay in criteria has prevented the Company from initiating sales within the U.S.

              During April 2002, the Company acquired Carbon Cloth Technologies, Inc. (Carbon Cloth). Carbon Cloth owns the exclusive rights to manufacture and market automotive thermal management systems. Certain applications of the Company's NOxMASTER(TM) are enhanced by the addition of the main product offered by Carbon Cloth. The sharing of Carbon Cloth's customer base and contacts in connection with the compatibility and joint benefits of the mutual products were expected to enhance sales of both products.

              Accounting Methods
              ------------------

              The Company's consolidated financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

              Development stage reporting
              ---------------------------

              Generally accepted accounting principles call for certain presentations of cumulative financial statement information from inception to the date of the financial statements. Since the Company restarted its operations (from a position of inactivity) in April 1995, these statements present information from the inception of its development stage.

              Principles of Consolidation
              ---------------------------

              The consolidated financial statements include the accounts of Carbon Cloth, its wholly-owned subsidiary. All material intercompany accounts and transactions have been eliminated in the consolidation.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (Continued)

              Cash and Cash Equivalents
              -------------------------

              Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

              Inventory
              ---------

              Inventories are stated at the lower of cost or market (net realizable value), and consist mostly of parts.

              Investments
              -----------

              The Company's securities investments are held principally for the purpose of selling them in the near term and are all classified as trading securities. Trading securities are carried at fair value on the balance sheet in current assets, with any change in fair value during the period, i.e., net unrealizable gains and losses, included in current operations. Costs associated with realized gains are recognized on the first-in, first-out basis.

              Marketable securities that are restricted for more than a year have been classified as long term investments and are carried at cost. Impairments that are other than temporary are expensed in the statement of operations, with a corresponding decrease in the investment value.

              Investments in Closely Held Entities
              ------------------------------------

              The equity method of accounting is used when the Company has a 20% to 50% interest in other entities. Under the equity method, original investments are recorded at cost and adjusted by the Company's share of undistributed earnings or losses of these entities, but not below zero. As discussed at Note 5, the Company owns a 23% interest in KleenAir Systems International Plc in the U.K.

              Property and Equipment
              ----------------------

              Property and equipment is recorded at cost. Major additions and improvement are capitalized. The cost and related accumulated depreciation of equipment retired or sold are removed from the accounts and any differences between the undepreciated amount and the proceeds from the sale are recorded as gain or loss on sale. Depreciation is computed using the straight-line method over the estimated useful life of the assets as follows:

                          Description                      Estimated Useful Life
                          -----------                      ---------------------

                          Buildings and improvements               30 years
                          Machinery and equipment                  10 years
                          Computer equipment                       3 years
                          Automobiles                              5 years
                          Office and other equipment               5 years

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (Continued)

              Depreciation expense for the years ended December 31, 2005 and 2004 was $41,795 and $51,591, respectively.

              In accordance with Financial Accounting Standards Board Statement No. 144, the Company records impairment of long-lived assets to be held and used or to be disposed of when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount. At December 31, 2005, no impairments were recognized.

              Research and Development Costs
              ------------------------------

              Research, development, and engineering costs are treated as expenses during the year incurred. Costs incurred are as disclosed in the income statement.

              Patent and Licensing Costs
              --------------------------

              Only the direct cost of obtaining license or patents and costs of extending or perfecting the patents are eligible for capitalization. These capitalized costs are amortized over the estimated useful life of the patent, generally five to fifteen years, using the straight-line method. The cost of the patent applications in process for new products is not amortized until the patents are issued. Costs of patent applications for products that extend the use of existing products are amortized with the cost of the existing product. In the event that a patent is superseded, the unamortized costs are written off immediately.

              The Company purchased the rights to the patent for its NOxMASTER(TM) and has developed other patents as discussed at Note 8 below. However, during 2005, the Company sold its interest in all patents except the carbon cloth patents. See Note 8 regarding the sale of patents. The costs of the patent and licenses, along with legal costs incurred to register and protect them, have been capitalized and are being amortized now that sales of the product have commenced. Amortization is being charged on a straight-line basis over the ten years beginning April 2003. Amortization expense of $8,156 and $31,166 related to these rights has been charged to operations during the years ended December 31, 2005 and 2004.

              The acquisition costs allocated to the CarbonGuard(TM) (Carbon Cloth's intangible asset) is being amortized over the fifteen years beginning May 2002. Amortization expense for this asset of $98,268 and $98,268 has been charged to operations during the years ended December 31, 2005 and 2004.

              Revenue Recognition
              -------------------

              Sales are recorded when products are shipped to customers. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. In instances where products are configured to customer requirements, revenue is recorded upon the successful completion of the Company's final test procedures.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (Continued)

              Stock-Based Compensation
              ------------------------

              The Company accounts for services acquired (and other expenses paid) using stock as compensation (or payment) based on the fair value of the shares issued. Fair value is determined based on the closing price of the stock on the date the Company becomes obligated to issue the shares. Due to thin trading volume of the Company's stock, most stock issuances are recorded at a discount to the market price because of the effective limitations on disposal by the recipient of the shares. Restricted shares issued for services are discounted at a greater discount because of the added limitation on the tradability of the restricted shares.

              Income Taxes
              ------------

              The Company accounts for income taxes in accordance with FASB Statement No. 109, "Accounting for Income Taxes." Under FAS 109, deferred income tax assets and liabilities are recorded for the income tax effects of differences between the bases of assets and liabilities for financial reporting purposes and their bases for income tax reporting. The Company's differences arise principally fro the use of accelerated and modified accelerated cost recovery system for income tax purposes versus straight line depreciation and from utilization of net operating loss carry-forwards.

              Deferred tax assets and liabilities are the amounts by which the Company's future income taxes are expected to be impacted by these differences as they reverse. Deferred tax assets are based on differences that are expected to increase future income taxes as they reverse. Corresponding, deferred tax liabilities are based on differences that are expected to increase future income taxes as they reverse. Note 7 below discusses the amounts of deferred tax benefits and deferred tax liabilities. The Note also presents the impact of significant differences between financial reporting income and taxable income.

              Estimates
              ---------

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets, liabilities and expenses involve extensive reliance on management's estimates. Actual results could differ from those estimates.

              Earnings Per Share
              ------------------

              In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 128 "Earnings Per Share," which requires the Company to present basic and diluted earnings per share, instead of the primary and fully diluted earnings per share. The computation of basic earning per share is based on the weighted average number of common shares outstanding during the periods presented. The computation of diluted earnings per shares is based in the weighted

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (Continued)

              average number of outstanding common shares during the year plus, when their effect is dilutive, additional issuable shares, assuming the exercise of certain vested and non-vested stock options and warrants and conversion rights, reduced by the number of shares that could be purchased from any proceed generated.

              Basic (Loss) Per Share
              ----------------------

              The computations of basic (loss) per share of common stock are based on the weighted average number of common shares outstanding during the period of the consolidated financial statements.

                                                           December 31,
                                                   ----------------------------
                                                       2005            2004
                                                   ------------    ------------

              Numerator - (loss)                   $   (917,628)   $ (1,567,396)
              Denominator - weighted average
               number of shares outstanding          60,335,130      47,375,811
                                                   ------------    ------------
              Loss per share                       $      (0.01)   $      (0.03)
                                                   ============    ============

              Financial Instruments
              ---------------------

              Unless otherwise specified, Management believes the carrying value of its financial instruments approximates their fair value due to the short term to maturity. Investments in marketable securities are carried at market value.

              Accounts Receivable
              -------------------

              Accounts receivable are shown net of an allowance for doubtful accounts of $-0- at December 31, 2005. An allowance is established whenever receivables are over 90 days old and the customer has not responded to efforts to reconcile differences. Such receivables are deemed to be uncollectible after 180 days. There were no such receivables for the current year.

              Newly Adopted Pronouncements
              ----------------------------

              On December 16, 2004, the FASB issued SFAS No. 123(R), Share-Based Payment, which is an amendment to SFAS No. 123, Accounting for Stock-Based Compensation. This new standard eliminates the ability to account for share-based compensation transactions using Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and generally requires such transactions to be accounted for using a fair-value-based method and the resulting cost recognized in our financial statements. This new standard is effective for awards that are granted, modified or settled in cash in interim and annual periods beginning after June 15, 2005. In addition, this new standard will apply to unvested options granted prior to the effective date. The Company has adopted this new standard effective for the fourth fiscal quarter of 2005, the impact this standard has had on its financial position and results of operations has been minimal.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (Continued)

              In November 2004, the FASB issued SFAS No. 151, Inventory Costs -- an amendment of ARB No. 43, Chapter 4. This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that ". . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges. . . ." This
              Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005 and has not had a material impact on the Company.

              SFAS No. 153 -- In December 2004, the FASB issued SFAS No. 153 (SFAS 153) "Exchange of Non-monetary assets". This statement was a result of a joint effort by the FASB and the IASB to improve financial reporting by eliminating certain narrow differences between their existing accounting standards. One such difference was the exception from fair value measurement in APB Opinion No. 29, Accounting for Non-Monetary Transactions, for non-monetary exchanges of similar productive assets. SFAS 153 replaces this exception with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for non-monetary assets exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 will not have a material effect on the Company's financial position or results of operations.

              SFAS No. 154--In May 2005, the Financial Accounting Standards Board, issued Statement of Financial Accounting Standards ("SFAS, No. 154"), "Accounting Changes and Error Corrections," which replaces Accounting Principles Board Opinion No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements -- An Amendment of APB Opinion No. 28". SFAS No. 154 provides guidance on accounting for and reporting changes in accounting principle and error corrections. SFAS No. 154 requires that changes in accounting principle be applied retrospectively to prior period financial statements and is effective for fiscal years beginning after December 15, 2005. The Company does not expect SFAS No. 154 to have a material impact on our consolidated financial position, results of operations, or cash flows.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 2 - GOING CONCERN

              The Company's consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has neither sufficient operating revenues nor disposable assets to fund completion of its development program, current level of expenses, or initial production stages. In this situation, the Company is reliant solely upon its ability to raise capital through sales of its stock, debt financing, or acquisition of services through issuances of the Company's stock. There is no assurance that a market exists for the sale of the Company's stock or that lenders could be found to lend money to the Company. Should financing not be available, the Company would, in all likelihood, be forced to stop development efforts and/or to shut down its activities completely.

              Management has been in contact with various parties who are interested in providing funding for the completion of testing and trials to obtain certifications from the State of California and the EPA regarding the product's ability to function as an emission control device. Because of these contacts, Management anticipates that efforts to obtain certification will be continued and that there should be no substantial difficulties in obtaining sufficient financing to obtain such certifications and subsequent distribution. Additionally, testing in England resulted in product sales and installations during the second and third quarters of 2003 through the Company's U.K. affiliate. Sales/installations were halted for the fourth quarter of 2003 and all of 2004 and 2005, due to budgetary limitations under the U.K. trust that is administering the governmental cost sharing program. These sales are expected to resume in 2006 with the advent of a new budget period and final resolution of methods and practices by the trust.

              These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets of the amount of liabilities that might be incurred should the Company be unable to continue in existence.

NOTE 3 - MARKETABLE SECURITIES AND LONG TERM INVESTMENTS

              Available for Sale
              ------------------

              During 2004, the Company acquired approximately 900,000 shares in Langley Park Investments Trust in England for $.569 per share. Pursuant to a stock purchase agreement and escrow agreement, 50% of the shares are restricted from sale until July 2006. The agreement provides for downside price protection shares to be held in escrow until July 2006 when Langley is provided with an option to buy back its shares at a discounted rate based on the decrease in the share price of Kleenair, or release the shares to the Company. As of December 31, 2005, it is likely that the shares will be released to the Company and therefore the shares have been recorded at fair market value.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 3 - MARKETABLE SECURITIES AND LONG TERM INVESTMENTS (Continued)

              The following table presents information regarding the Company's non restricted investments in marketable securities at December 31, 2005 and 2004.

                                                           2005          2004
                                                         ---------    ---------
              Aggregate cost basis                       $ 256,803    $ 130,256
              Unrealized gain/(loss)                      (154,148)     (64,656)
                                                         ---------    ---------

              Aggregate fair value (carrying value)      $ 102,655    $  65,600
                                                         =========    =========

              Long Term Investments
              ---------------------

              The restricted shares have been recorded as long term investments not held for resale, at December 31, 2004 and recorded at cost. During 2004, the shares were deemed impaired in the amount of $90,000. The restricted shares were re-categorized to available for sale investments during 2005, since the restriction lifts in less than one year. The shares were then recorded at fair market value with the unrealized loss being expensed in the statement of operations.

              Restricted securities in Long Term Investments are as follows at December 31, 2005 and 2004;

                                                        2005             2004
                                                     ----------       ---------

              Investment Cost                        $       --       $ 256,803
              Permanent Impairment                           --         (90,000)
                                                     ----------       ---------
              Balance                                $       --       $ 166,803
                                                     ==========       =========

NOTE 4 - EQUITY METHOD INVESTEE

              At December 31, 2003, the Company held a 30% interest in KleenAir Systems International, Inc. (KASI), a Bahamas-based entity. KASI owned 100% of KleenAir Systems, Ltd. (KSL), a British entity. The Company received its interest in KASI pursuant to a licensing agreement with its President for European marketing rights for its products. As such, the Company has no cost in this investment. To date, KASI has not generated any net profit. Accounting rules do not provide for recording negative investments under the equity method accounting.

              During 2004, a new entity was formed in the U.K., KleenAir Systems International Plc (KSIP). his entity exchanged its stock for all of the outstanding shares of KASI, which became its wholly owned subsidiary. Subsequently, KSIP offered shares publicly to raise funds for operations.

              As a result of that offering, the Company's interest has been diluted to 23%. No amounts have been recorded on the Company's books because the investment would still be negative.

              The Company's President currently serves as a principal officer for KSIP.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 5 - RECEIVABLES

              Over the years, the Company has advanced funds to KSL for expenses incurred in the testing of the product on London taxicabs and buses and for operating expenses. In addition, there have been royalties accrued and invoicing for products delivered. During 2005, there were additional advances and, subsequent to the KSIP offering, repayments. In 2005 and 2004, the Company billed KSL for management fees of $63,000 and $110,478, respectively, to offset the costs incurred by the Company's president during time devoted to assisting KSIP with its offering and working on the resumption of sales of the products. Net receivables from these related entities were $180,210 and $105,074 at December 31, 2005 and 2004, respectively.

              At December 31, 2005, receivables from unrelated parties were $32,800. In 2005, there was an allowance of $1,000 for doubtful collection. The carrying value of receivables is believed to approximate their fair values.

NOTE 6 - PREPAID EXPENSES

              The Company follows a practice of employing consultants for advisory services. Typically, these agreements often are for a one-year period and generally call for the bulk of the compensation to be paid with stock at the initiation of the services. The Stock compensation under these contracts is valued at its estimated fair value, in accordance with the Company's accounting policies, and recorded as prepaid services. This prepaid cost is then amortized to consulting fees over the period of the contract.

              The balance for items making up prepaid expenses at December 31, 2005 was as follows:

                                                                           2005
                                                                          ------
              Legal                                                       $5,000
              Taxes                                                          800
              Research                                                       800
                                                                          ------

              Aggregate fair value (carrying value)                       $6,600
                                                                          ======


NOTE 7 - INCOME TAXES

              Because of timing, relative insignificance, and changes in control and management, the Company believes that it cannot benefit from operating losses before 1995 in calculating its income taxes. Operating losses reported for tax purposes vary from accumulated deficits in retained earnings due to differences in tax treatment, deductibility, or timing of various items. The tax loss carry-forwards are as follows:

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 7 - INCOME TAXES (Continued)

                                                                   Amount of Net
                                                                  Operating Loss
                            Year of Expiration                     Carry Forward
                            ------------------                      ----------
                                    2010                            $  148,187
                                    2011                               901,206
                                    2012                                79,438
                                    2018                               305,825
                                    2019                               804,046
                                    2020                               720,022
                                    2021                               626,785
                                    2022                             1,460,856
                                    2023                             2,282,759
                                    2024                             1,682,588
                                    2025                               737,628
                                                                    ----------
                                Total                               $9,749,340
                                                                    ==========

              The Company has a deferred tax asset and liability at December 31, 2005. This has risen from the difference in the depreciation deduction for book and tax purposes, from operating loss carry-forwards, from the difference between the tax and book bases for patent acquisition, and from the acquisition of Carbon Cloth. These result in a net deferred tax asset totaling $4,795,793 at December 31, 2005. However, because management is unable to determine when these deferred assets might be utilized, or that it is more likely than not that the Company will be able to utilize these deductions against future revenues, a valuation allowance has been recorded to completely offset the assets. There is no current income tax benefit or expense to be recorded for the period ended December 31, 2005. The following sets forth the components of income tax expense:

                                                        2005             2004
                                                      ---------       ---------
        Current Federal Income Tax                    $      --       $      --
        Current State Income Tax                             --              --
              Deferred Tax Asset Change                 320,569        (636,244)
        Valuation Allowance Change                     (320,569)        636,244
                                                      ---------       ---------
                   Income Tax Expense                 $      --       $      --
                                                      =========       =========

              Deferred tax liabilities arise primarily from the use of accelerated methods of depreciation of property and equipment for tax purposes and from differences in the tax and book bases for the patents (including the Carbon Cloth acquisition). The Company's deferred tax liabilities and assets are as set out below:

                                                        2005              2004
                                                     ----------       ----------
        Deferred tax assets:
                Patent costs                         $  574,861       $1,135,040
                Marketable securities                    60,118           76,368
                Net operating losses                  3,875,840        3,588,165
                                                     ----------       ----------

                  Total                              $4,510,819       $4,799,591
                                                     ==========       ==========

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 7 - INCOME TAXES (Continued)
                                                        2005            2004
                                                     -----------    -----------
        Deferred tax liabilities
          Property and equipment                     $        --    $       272
          Investment in carbon cloth                     284,974        324,095
                                                     -----------    -----------

             Total                                   $   284,974    $   324,367
                                                     ===========    ===========

        Net deferred tax asset                       $ 4,795,793    $ 4,475,224
        Valuation allowance                           (4,795,793)    (4,475,224)
                                                     -----------    -----------

                Amount reported on Balance Sheet     $        --    $        --
                                                     ===========    ===========

NOTE 8 - PATENTS, LICENSE, RESEARCH AND DEVELOPMENT

              In August 2005, the Company sold its interests in all patents except the carbon cloth patents to KleenAir Systems International, Inc. (KASI) for a $180,000 accounts receivable to be paid before December 31, 2006, an 8% royalty on the revenues from these patents and a license to manufacture and sell the patented systems in North America. The Company recorded a loss from the sale of patents in the amount of $(91,032). The patents held in 2004 and transferred to KASI in 2005 are as follows:

              Patents Sold
              ------------

              During April 1995, the Company acquired a patent for a proprietary device (the "NOxMASTER(TM)") that had been shown to reduce the pollutant content of emissions from internal combustion engines, primarily automobile engines. The cost of acquiring this patent was capitalized under the caption "Patent license" on the balance sheet. Since the acquisition of this patent, the Company has continued to refine the device and expand its applicability to a wider range of engines and has determined that diesel engines are a more optimal target. Also, the Company has been performing tests aimed at obtaining California and EPA certifications to be able to advertise and sell the device as a pollution reduction system. The Company obtained a ruling from the California Air Resource Board in 2001 that the diesel device does not increase pollutants. Obtaining the ruling and certification greatly expands the markets for the device. The Company's rights to the patent are subject to royalties totaling 7% of wholesale sales. The royalties do not require the Company to make minimum payments. Management has estimated that additional costs required to obtain U.S. and California governmental certifications should be in the $250,000 t0 $400,000 range.

              The Company has continued to obtain additional patents and extend and protect its primary patent. A device for emission control on small engines has also been patented. Legal costs to file these patents are being capitalized.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 8 - PATENTS, LICENSE, RESEARCH AND DEVELOPMENT (continued)

              During 1996, the Company entered into an agreement to grant the Company's president an exclusive license for the worldwide rights to manufacture, market, distribute and sell the NOxMASTER(TM) to gasoline engines. In addition, the agreement granted the same rights for the application of the NOxMASTER(TM) to gasoline engines in Europe, the former Soviet Union, the Middle East, and Africa. In exchange for this transfer, the Company's president has established, KleenAir Systems International, Inc. (KASI), in the United Kingdom and transferred this license to it. KleenAir Systems, Ltd. Of the U.K. is a wholly owned subsidiary of KASI. The Company received a 30% ownership interest in KASI and is to receive a royalty of 8% of its gross revenue from sales of the product.

              During 1998, the Company repurchased the rights to the diesel system in the U.S. market by issuing 1,000,000 shares of common stock to Pollution Control, Inc., an entity controlled by the Company's president. This action was taken based on the advice of financial consultants to the Company.

              The Company and KASI also entered into a license agreement with Extengine Transport Systems, LLC (ETS) which is in the business of commercialization of environmental technologies and products. This is a ten-year, nonexclusive, worldwide manufacturing, marketing, and selling license for NOxMASTER(TM) devices. The Company has also entered into an exclusive ten-year California manufacturing, marketing rights, and distribution rights agreement for application of the NOxMASTER(TM) to gasoline engines and a ten-year, exclusive manufacturing, marketing, and distribution rights agreement for application of the NOxMASTER(TM) devices in China and India and to school and urban buses. These licenses set out per-unit prices and specify minimum annual units for each application once the Company has produced a commercially viable device and demonstrates manufacturing capability. During 2002, the Company moved to eliminate

              ETS's exclusivity in certain markets. This action was undertaken because of certain actions and certain inactions on the part of ETS. During 2004, management negotiated a settlement with ETS for its release of the exclusivity portions of its agreements. This allows the Company to pursue sales of the products in these markets.

              Besides the tests toward certification in California, the products have been tested in England for their application to pollution control on diesel taxicabs and buses. This testing is being carried on by KSl, (See the discussion about related parties at Note 15.) an entity in which the Company owns an indirect equity interest.

              Patents Retained
              ----------------

              During 2002, the Company acquired Carbon Cloth Technologies, Inc. in order to obtain tights to its CarbonGuard(TM) technology. This product is currently being marketed and the Company expects to be able to increase the product's market penetration. The CarbonGuard(TM) is a product that provides innovative insulation capabilities for stationary and high-performance engines.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 9 - PROPERTY AND EQUIPMENT

              Property and equipment consists of the following at December 31, 2005:

              Office furniture and equipment                          $  62,359
              Test vehicles                                              28,928
              Analysis equipment                                        164,432
              Accumulated depreciation                                 (197,925)
                                                                      ---------

              Total property and equipment                            $  57,794
                                                                      =========

              Depreciation expense totaled $41,795 for the year ending December 31, 2005. The office furniture and equipment, the analysis equipment, and the test vehicles are being depreciated on a straight-line basis over five years.

NOTE 10 - COMPENSATORY STOCK BENEFIT PLANS AND VALUATION BASIS

              During 1995, the Company adopted a Compensatory Stock Benefit Plan (the 1995 Plan) for the furtherance of the Company by allowing the Company the option of compensating officers, directors, consultants, and certain other service providers who render bona fide services to the Company through the award of the Company's free trading common shares, Under the Plan, 33,333 shares were approved by the Board of Directors, of the shares approved for the Plan, 13,000 shares were issued, 4,667 were committed in agreements with officers, and 2667, were committed to a consultant during 1995. During 1996, 9,667 shares were issued under this plan for directors' fees and officer compensation. These shares have been issued primarily for marketing and promotion services, directors' fees, and services to facilitate of the purchase of the patent.

              The 1995 Plan was terminated with the adoption of a "1996 Consultant and Employee Stock Compensation Plan" (the 1996 Plan). The 1996 Plan authorized the issuance of up to 500,000 freely tradable shares. These shares were to be used to further the growth through compensation of officers, directors, consultants, and other service providers. The board was given the authority to increase the number of shares as it deemed advisable and to file any necessary registration statements required for such increases. Under the 1996 Plan, the Company issued 5,333 during 1996, but did not issue any shares under this plan in 1997 or 1998. During 1999, the Company issued 300,000 shares under this plan for consulting services.

              In July 2000, the Company filed an S-8 registration (the S-8) to register 1,200,000 shares for compensation under five consulting agreements and reserved 750,000 shares for the future exercise of options under an Employee Stock Option Plan, discussed at Note 12. The shares for the consultants were issued in July 2002 in order to obtain those services. Subsequent to this filing, the board has issued 550,000 of the shares reserved for the ESOP. Directors/officers and a key engineering consultant were issued 300,000 of these shares for his services requested that he be allowed to exchange those shares for S-8 shares and was allowed to do so under the advice of legal counsel. During 2002, the Company issued an additional 76,800 shares under this plan.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 10 - COMPENSATORY STOCK BENEFIT PLANS AND VALUATION BASIS (continued)

              In September 2001, the Company filed an amendment to the S-8 to register an additional 2,200,000 shares. Of these shares, 1,270,000 were issued in October to consultants for services to be provided over the next year. Another 21,687 of these shares were issued to product development consultants. During 2002, the Company issued (or contracted to issue), 576,192 shares to consultants and employees.

              In September 2004, the Company filed a second amendment to its S-8 to register another 1,250,000 shares. All of these shares were issued to consultants for services provided during the last quarter of the year.

              During 2005, the Company issued 25,470 S-8 shares and 1,243,700 restricted shares to consultants for services, performed.

              As anticipated by these plans, the Company has acquired services with free trading shares. The Company has also issued unregistered restricted (Rule 144) stock in exchange for services. These transactions have been valued in accordance with the Company's accounting policy regarding stock compensation.

NOTE 11 - EMPLOYEE STOCK OPTION PLAN

              The Employee Stock Option Plan (ESOP) was established in July 2000 in coincidence with the S-8 registration and is to provide incentives for the attraction and retention of personnel. Its terms call for an exercise price of 100% of the closing price of the Company's stock on the date of the grant of the options. No such grants have been made under this plan.

NOTE 12 - STOCKHOLDERS' EQUITY

              During 1986, the Company completed an initial offering of 10,000,000 shares of common stock with net proceeds (after commissions) of $112,233. Between that time and December 31, 1993, it is apparent that there were many stock transactions, reverse splits, and other actions. However, records regarding this period of time are not available. Additionally, no records are available which would allow an analysis of the retained earnings balance prior to 1995. Due to this lack of records, management believes that losses indicated by the negative retained earnings would not yield tax benefits to current operations. Inception-to-date information required for development stage companies is also unavailable for this period.

              In March 1995, the Company's Board approved a measure (ratified at a subsequent shareholders' meeting) whereby the Company's outstanding common shares were reverse split on the basis of one new share for ten shares held. In May 1997, the Board approved another reverse split. This time the reverse split was on the basis of one new share for 15 shares held. In the following discussion, the share amounts have been restated to reflect the 1 for 15 reverse split. In February 2000, the Board approved a 2 for 1 split of shares effective March 20, 2000 in accordance with advice from marketing and investment consultants. All share amounts in the financial statements as well as share amounts presented below have been adjusted as though all of these changes in stock had occurred prior to the earliest presented information.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 12 - STOCKHOLDERS' EQUITY (Continued)

              In April 1995, the Company issued 933,334 shares of convertible, non-voting preferred stock and 60,000 common shares as consideration for the patent and a facilitation fee to a consultant. This transaction was recorded at the par value of the stock issued, $7,400.

              During 1995, other consulting services not directly related to the patent purchase were obtained through the issuance of 24,000 common shares valued at total of $111,875. Directors were issued a total of 4,000 shares valued at $22,500. This stock-based compensation and the transactions described below have been valued as described in Note 1. The Company also issued 27,334 common shares pursuant to a Regulation S offering. Net proceeds to the Company after commissions were $66,804. in addition, $180,400 was received for 66,814 shares under the Regulation S offering prior to December 31, 1995, with the shares being issued during 1996.

              During 1996, the Company issued 24,666 common shares and 13,334 preferred shares primarily to officers and directors pursuant to agreements and directors' resolutions for services rendered. These shares were valued at $201,875. Holders of options also exercised 75,000 options to acquire a like number of common shares during March 1996 by trading amounts owed them by the Company for the exercise price. This action effectively brought $112,500 to the Company through the reduction in payables.

              During 1997, the Company issued 66,666 preferred shares to its president in accordance with his employment contract. During December 1998, the Board approved the issuance of 320,000 shares of stock to themselves and key consultants as compensation for services rendered during 1998. Both of these sets of shares have been included as outstanding shares and the costs have been recognized as expenses in the relevant periods. The shares were issued during 1999.

              During 1998, preferred stockholders exchanged 403,330 preferred shares for a like number of common shares. The Company issued 2,000,000 common shares to a financial and public relations consultant for services; 2,000,000 and 800,000 shares to Pollution Control, Inc. for license and cash as discussed at Note 15; and 100,000 shares to a development consultant. A director was issued 20,000 shares for his services.

              During March 1999, the Company issued 600,000 shares under its S-8 plan discussed at Note 11 for investment guidance. These shares were valued at $75,000. Public relations/financial services were obtained during 1999 through the issuance of 508,334 shares valued at $175,079. Analysis and test equipment was acquired in exchange for 33,200 shares valued at $8,300. The Company also issued 146,800 shares for $35,800 cash and exchanged 61,334 common shares for the retirement for a like number of preferred shares.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 12 - STOCK HOLDERS' EQUITY (Continued)

              During 2000, the Company issued 1,400,000 shares to Ecologic, LLC (an affiliate of ETS) for $350,000 under an agreement to provide funds for product testing. The Company issued 300,000 shares valued at $51,000 to officers/directors and a key engineering consultant in lieu of cash payments for their services to the Company. Outside consulting services were obtained in exchange for 1,344,266 shares valued at $553,868. (See discussion at Note 11 regarding 1,200,000 of these shares.) The Company also retired the last of its outstanding preferred shares through their conversion to 163,334 common shares. One of the issuances of shares for services included warrants (discussed below). The holders exercised 14,000 of these warrants for proceeds of $8,750.

              As discussed in Note 13, the Company also issued both common and preferred stock for consulting services and employment agreements.

              The Company issued options to purchase common shares during 1996. These options arose from various transactions. Among these were 210,000 options granted as incentives for enhanced product development efforts. Other options were granted as incentives to sign contracts. All options issued were to purchase one share for each option held. There was no market for these options. During 1996, options were exercised to purchase 75,000 shares. Options were reduced by the 1 for 15 reverse split authorized by the board of directors. No options were exercised during 1997 or 1998. At December 31, 1998, all options had expired.

              As mentioned above, during 2000, the Company issued warrants in conjunction with a stock issuance. These consisted of 138,000 warrants to buy one restricted share at $0.625 per warrant and expired on November 30, 2001. Of these, 14,000 were exercised during 2000 and the rest expired. The Company also issued two warrants to Ecologic. The first warrant which expired January 31, 2001, was for the purchase of 1,000,000 shares at $.25 per share. Ecologic purchased 900,000 shares under this warrant during 2000, leaving a balance of 100,000 that were allowed to expire. The second warrant, which expired January 31, 2002, was to purchase 1,000,000 shares at the greater of $1 or one-half the average thirty-day bid price per share. This warrant expired without exercise.

              During 2001, the Company issued 218,500 restricted shares valued at $120,436 to consultants. Another 850,000 restricted shares valued at $78,540 were issued to directors and a key research person for services over the last year. Cash of $105,000 was received for the issuance of 375,000 restricted shares. Consultants were issued 1,368,487 unrestricted S-8 shares valued at $180,650.

              During 2002, the Company issued the following restricted shares:
              15,500 valued at $3,500 for product development, 50,000 valued at $16,250 for legal services, 100,000 valued at $32,500 for contract settlement, 500,000 valued at $87,500 for uncompleted acquisition, and 833,250 valued at $924,908 for Carbon Cloth acquisition. Another 2,804,545 restricted shares were issued for cash totaling $1,720,000. In addition to restricted shares, the Company issued free-trading shares as follows: 524,192 valued at $257,342 for consulting services, 40,000 valued at $44,400 for Carbon Cloth acquisition, and 12,000 valued at $8,340 for product development.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 12 - STOCK HOLDERS' EQUITY (Continued)

              During 2003, the Company issued the following restricted shares as follows: 750,000 for a total fo $75,000; 215,000 valued at $46,850 for consulting services; 50,000 valued at $8,250 for legal services; 7,600,000 valued at $519,090 to directors and a key research person for services; and 82,500 valued at $12,788 for settlement of claims relating to marketing licenses. The Company also issued unrestricted shares as follows: 2,100,673 valued at $317,003 for consulting services; 22,500 valued at $4,534 for product development efforts; 50,000 valued at $11,625 for settlement of claims related to marketing licenses; 228,932 valued at $55,053 for legal and other professional services; and 52,000 valued at $7,537 for office and clerical services.

              In 2004, restricted shares issued by the Company were as follows:
              750,000 for $75,000; 2,509,483 valued at $183,842 for consulting services; 1,200,000 valued at $79,719 for directors and management services; and 20,026,666 valued at $1,315,487 for marketable securities. Unrestricted shares issued were as follows: 1,690,563 valued at $229,303 for advisory services and 501,333 valued at $75,200 directly related to acquiring marketable securities. A total of 501,333 warrants (discussed below) valued at $17,547 were also issued related to acquiring the marketable securities.

              The 501,333 warrants issued during 2004 (and outstanding at December 31, 2004) are exercisable at any time before June 4, 2007. As an exercise option, the holder may elect to take only the number of shares equal to the increase in the price of the Company's stock after the date of the grant without having to pay the exercise price.

              The Company issued an option to a consultant to purchase $250,000 worth of stock at a 33% discount off the average bid price for the 10-day period before exercise. This option may be settled by an existing stockholder selling shares rather than by the Company issuing shares, these shares expired in 2004.

              During August 2005, the Company issued 4,000,000 shares of common stock for cash of $180,000. An additional 1,269,170 shares were issued for services valued at $111,701 which equaled the market price of the shares issued.

              Warrants
              --------

             The following table summarizes the changes in warrants outstanding and the related prices for the shares of the Company's common stock issued to non-employees of the Company. These warrants were granted in lieu of cash compensation for services performed.

                                        Warrants Outstanding                    Warrants Exercisable
                              ---------------------------------------- ------------------------------------

                                                       Weighed Average
                               Exercise  Number shares   Contractual         Number       Weighted Average
                      Year      Price     outstanding    Life (Years)      Exercisable     Exercise Price
                  ---------------------------------------------------- ------------------------------------
                      2004      $0.08      501,333          2.5              501,333           $0.08
                      2005      $0.08      501,333          1.5              501,333           $0.08

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 12 - STOCK HOLDERS' EQUITY (Continued)

              Transactions involving the Company's warrant issuance are summarized as follows:

                                                                        Weighted
                                                                         Average
                                                           Number of    Exercise
                                                             Shares       Price
                                                            -------     --------
                 Outstanding as of January 1, 2004          250,000         1.00

                 Granted                                    501,333          .08
                 Exercised
                 Cancelled                                  250,000         1.00
                                                            -------     --------
                 Outstanding at December 31, 2004           501,333          .08

                 Granted                                         --           --
                 Exercised                                       --           --
                 Cancelled                                       --           --
                                                            -------     --------
                 Outstanding at December 31, 2005           501,333     $   0.08
                                                            =======     ========

NOTE 13 - EARNINGS PER SHARE

              Basic earnings per share has been calculated based on the weighted average common shares outstanding. As discussed above, a warrant to purchase 501,333 shares was outstanding, as well as the option to purchase $250,000 worth of stock. The shares underlying these options have not been added to outstanding common shares in a presentation of diluted earnings per share because the presentation would prove to be anti-dilutive.

NOTE 14 - RELATED PARTY TRANSACTION

              Many of the Company's consultants have, historically, also been stockholders of the Company. This includes engineering services, marketing and financial promotion, and management and stockholder services. As mentioned above, when the Company purchased the patent, it did so with preferred stock (later converted to common). Those stockholders continued many of the development and other services that they were providing before the Company made its acquisition.

              See the discussion of the granting of a license for Europe to the Company's President at Note 9 and the discussion at Note 16 regarding the aborted acquisition of National Diversified Telecom, Inc.

              During 1998, the Company sold 800,000 shares of common stock to Pollution Control, Inc. for $200,000. These funds were used to prepay financial and public relations services. The service provider also received 2,000,000 shares of restricted common stock that it assigned to Pollution Control in exchange for an equity interest in that entity. As discussed at Note 9, the Company issued 2,000,000 shares of restricted common stock to Pollution Control to repurchase the U.S. marketing rights for its diesel product. Pollution Control is controlled indirectly by the Company's President. Pollution Control's voting rights are held by the Company's President. These transactions effectively

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 14 - RELATED PARTY TRANSACTIONS (Continued)

              transferred control of the Company to Pollution Control and to the Company's President through his control of that block of voting stock.

              During July 1999, the Board approved the issuance of 420,000 shares of restricted stock to themselves and an engineering consultant for loans provided to the Company during 1998. In October 1998, the Board approved the issuance of 1,000,000 shares to themselves and the consultant in lieu of cash compensation in recognition of services provided to the Company during 1999.

              In December 2000, the Board approved the issuance of 300,000 free-trading S-8 shares to themselves and an engineering consultant in lieu of cash payment for services rendered to the Company during 2000.

              In July 2001, the Board approved the issuance of 850,000 restricted shares to themselves and an engineering consultant in lieu of cash payment for services rendered to the Company during 2001. Additionally, the Board approved allowing the Board to purchase restricted shares to obtain cash. One member of the Board and an entity related to a member of the Board paid $85,000 for 325,000 shares.

              During December 2002, members of the Board purchased 350,000 shares of restricted stock for $70,000. Additionally, Pollution Control loaned the Company $50,000 documented in a demand note bearing interest at the rate of 7% compounded monthly until repaid.

              During 2003, the Board approved the issuance of 7,600,000 restricted shares to themselves and an engineering consultant as compensation for their services in lieu of cash payments. Loans from related parties totaled $147,000 during 2003. These loans were documented in demand notes and bear interest at the rate of 7% compounded monthly until repaid.

              In 2003, the Company generated a significant portion ($202,544)of its revenues from sales of its NOxMASTER(TM) product to KASI which, in turn, sold them to KSL. KSL resold the products to a third party for installation on taxicabs and busses in the U.K. The Company recognized its revenues at the first level, i.e., sales to KASI. At this point, there has been no inclusion of KASI's results of operations in the Company's financials due to cumulative losses incurred by that entity. No eliminations have taken place. This sales structure exists because of licensing arrangements discussed at Note 9.

              During 2004, the Company borrowed an additional $138,015 on the same 7% compounded terms set out above. It also repaid $104,015 of these loans. The Board approved the issuance of 1,200,000 to themselves and an engineering consultant as compensation for their services in lieu of cash payments.

              The Company's president is also serving as a principle officer for KleenAir Systems International Plc. in England and spends significant portions of his time pursuing the activities of those related entities.

              During 2005, the Company transferred all patents except Carbon Cloth Technology to KleenAir Systems International, Inc. for $180,000 and an 8% royalty.

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 14 - RELATED PARTY TRANSACTIONS (Continued)

              During 2005, officers of the Company advanced $9,694 to the Company to support cash flow requirements. Several officers and employees were repaid a total of $21,790 on their loans to the Company.

NOTE 15 - EXTRAORDINARY LOSS ITEMS

              During February 1996, the Company entered into an agreement to acquire 100% of the stock of National Diversified Telecom, Inc.
              (NDT). The Company's president was also a significant owner of NDT. The acquisition required the issuance of 40,000 shares of the Company's restricted common stock. In addition, the Company advanced $15,000 to NDT for operations. It was subsequently determined that the Company would not benefit from the attributes of NDT that the Company had anticipated. As a result of this determination, the Company defaulted on its agreement to provide an additional $5,000 to NDT and moved to "undo" the agreement. In "undoing" the agreement, the Company did not receive back the %15,000 or the stock. The value of the shares, the $15,000, NDT audit fees paid by the Company and certain other costs have been reported as an extraordinary item in the Statement of Operations.

              In 2002, the Company initiated an acquisition agreement. By the terms of the agreement, the Company issued 500,000 restricted shares to the owner of the target as a discussion incentive. Additional shares and cash were due on consummation. This deal has been placed on hold for at least the time being. The shares, valued at $87,500, have been recorded as an extraordinary expense.

NOTE 16 - ACQUISITION OF CARBON CLOTH TECHNOLOGIES, INC.

              Effective April 30, 2002, the Company acquired Carbon Cloth Technologies, Inc. (Carbon Cloth), a California corporation. Carbon Cloth is a manufacturer of automotive thermal management systems. Its CarbonGuard(TM) product is currently installed on a number of New York City Transit Authority buses as enhancements for the operating efficiency of particulate traps. This product generated revenues during 2003 and 2004. Its primary market at this time is environmentally mandated retrofit applications which are largely funded by governmental agencies. These agencies operate under strict annual budgets which limit the size of any given project and cause deferral of work from year to year. As the product continues to prove its viability, sales are expected to grow. It is also anticipated that there will be a synergy of sale form the combination of the Company's emission control device and Carbon Cloth's products.

              This acquisition was accomplished through the issuance of common stock in exchange for all of the stock of Carbon Cloth. The results of Carbon Cloth's operations have been included in the Company's consolidated financial statements since the date of acquisition. The Company issued 833,250 restricted shares for this acquisition along with 40,000 unrestricted S-8 shares issued for services provided in the acquisition process. A portion of the acquisition agreement created an employment agreement that called for the issuance of an additional 146,750 shares as incentive commissions based on achievement of product sales. These additional shares were paid as compensation.

              The purchase price was allocated to the individual assets acquired (primarily the CarbonGuard(TM) product) and liabilities assumed

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 16 - ACQUISITION OF CARBON CLOTH TECHNOLOGIES, INC (Continued)

              based upon their respective fair values at the date of acquisition as set forth below. Accounting rules require the recognition of deferred taxes for difference between the tax bases of the assets acquired and the amount recorded in the consolidated books. The acquisition resulted in the addition of the following balance sheet elements as of April 30, 2002:

                                    Accounts receivable             $    22,397
                                    Inventory                            10,331
                                    Fixed Assets (net)                    1,392
                                    Patent license                    1,474,003
                                    Payables                            (96,144)
                                    Deferred tax liability             (397,853)
                                    Equity                           (1,014,126)


NOTE 17 - LEASE

              On March 8, 2005, the Company signed a new lease for office space. The lease requires monthly payments of $2,468 and expires in 2 years. Future minimum lease payments are as follows:

                                    2006                           $     29,616
                                    2007                                  7,404
                                                                   ------------
                                                                   $     37,020
                                                                   ============

NOTE 18 - CONCENTRATIONS

              A majority of the Company's NOxMASTER(TM) sales have been for installation in England. Essentially all of the sales revenue reported in 2004 and 2005 were to one customer. These concentrations are expected to continue for at least the near future until such time as the Company can obtain certifications from the CARB and EPA.

NOTE 19 - SUBSEQUENT EVENTS

              Effective January 1, 2006, the Company granted an option to Pollution Control to acquire all the outstanding shares of KleenAir Systems North America, a wholly owned subsidiary of the Company to which the Company has transferred the title to all assets and liabilities of the Company, including the patents and technology of Carbon Cloth.

              The option is exercisable for three years for the purchase price of $1,800,000 payable for five years from 50% of the 8% royalty owned by the Company for revenues generated from Kleen Air Systems International.

NOTE 20 - PRIOR PERIOD ADJUSTMENT

              The 2004 Statements of Operations, Cash Flows and Statements of Stockholders' Equity have been adjusted for a correction of an error discovered in 2005. The Langley Park marketable securities that were restricted at December 31, 2004 were erroneously reported as available for sale and recorded at fair market value, when they should have been recorded at cost less any permanent

                             KLEENAIR SYSTEMS, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           December 31, 2005 and 2004


NOTE 20 - PRIOR PERIOD ADJUSTMENT (Continued)

              impairment. The effect of the correction of the error on the 2004 statement of operations was a decreased in the unrecognized loss on marketable securities of $37,221. The net loss was improved by the same amount. The effects are as follows for 2004:

                                                 As Originally       As
                                                   Reported       Adjusted      Difference
                                                  -----------    -----------    -----------
              Income before extraordinary items   $(1,604,617)   $(1,567,596)   $    37,221
                                                  ===========    ===========    ===========
              Net Loss                            $(1,604,617)   $(1,567,596)   $    37,221
                                                  ===========    ===========    ===========
              Earnings Per share                  $      (.03)   $      (.03)   $        --
                                                  ===========    ===========    ===========

                                    EXHIBIT E


                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          Audited Financial Statements
                             As of October 31, 2005

                                  INNOVAY, INC.
                                  Balance Sheet
                          (A Development Stage Company)
                             As of October 31, 2005


                                     ASSETS

CURRENT ASSETS
Cash & cash equivalents                                             $    20,101
Marketable securities                                                   520,229
                                                                    -----------
     TOTAL CURRENT ASSETS                                               540,330

Equipment, net                                                            1,596
Intangible assets, net                                                3,430,327
                                                                    -----------
                                                                    $ 3,972,253
                                                                    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accrued expenses                                                    $     1,690
Loan Payable                                                             90,000
Loan from shareholders                                                   19,208
Notes payable - current                                               2,919,564
                                                                    -----------
      TOTAL CURRENT LIABILITIES                                       3,030,462

Notes payable - long term                                               637,161

STOCKHOLDERS' EQUITY:

Common stock, no par value, 100,000 shares authorized,
    57,471 shares issued and outstanding                                684,325
Unrealized loss on marketable securities                                (53,215)
Defict acumulated during development stage                             (326,480)
                                                                    -----------
      TOTAL STOCKHOLDERS' EQUITY                                        304,630
                                                                    -----------
                                                                    $ 3,972,253
                                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                       2


                                  INNOVAY, INC.
                            Statements of Operations
                          (A Development Stage Company)
      For the Period From November 23, 2004 (inception) to October 31, 2005


OPERATING EXPENSES
Professional fees                                                     $  16,690
Depreciation including amortization                                     127,091
Communication, travel & entertainment                                    31,465
Other expenses                                                            2,505

                                                                      ---------
          Total operating expenses                                      177,751
                                                                      ---------

OTHER INCOME AND EXPENSES
Interest expense                                                         49,348
Realized loss on sale of marketable securities                           16,556
                                                                      ---------
          Total other income (expenses)                                  65,904
                                                                      ---------

Net loss                                                               (243,655)

Other comprehensive loss:
        Unrealized loss on marketable securities                        (53,215)

                                                                      ---------
Comprehensive loss                                                    $(296,870)
                                                                      =========

Loss per common share:

Basic and diluted loss per common share                               $   (7.04)
                                                                      =========

Basic and diluted weighted average number of common shares               34,604
                                                                      =========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                       3

                                  INNOVAY, INC.
                            Statements of Cash Flows
                          (A Development Stage Company)
      For the Period From November 23, 2004 (inception) to October 31, 2005


CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                              $(243,655)
Adjustment to reconcile net loss to net cash used in
  operating activities:
    Depreciation and amortization                                       127,091
    Imputed interest                                                     49,348
    Loss on sale of marketable securities                                16,556
    Increase (decrease) in assets and liabilities
      accrued expenses                                                    1,690
                                                                      ---------
Net cash used by operating activities                                   (48,970)
                                                                      ---------

CASH FLOW FROM INVESTING ACTIVITIES:
    Proceeds from sale of securities                                    100,000
    Purchase of equipment                                                (1,637)
                                                                      ---------
Net cash provided by investing activities                                98,363
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Payment on notes payable                                            (50,000)
    Loan from shareholders                                               19,208
    Proceeds from stock issuance                                          1,500
                                                                      ---------
Net cash used by financing activities                                   (29,292)
                                                                      ---------

Net increase in cash & cash equivalents                                  20,101

Cash & cash equivalents, beginning                                           --

                                                                      ---------
Cash & cash equivalents, ending                                       $  20,101
                                                                      =========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                       4

                                                          INNOVAY, INC.
                                                  (A Development Stage Company)
                                               Statements of Stockholders' Equity
                              For the Period From November 23, 2004 (inception) to October 31, 2005


                                                                                      Deficit
                                                                                    accumulated                   Total
                                                                   Common stock     during the      Other     stockholders'
                                                             ---------------------  development comprehensive     equity
                                                               Shares      Amount      stage        loss        (deficit)
                                                             ---------   ---------   ---------    ---------     ---------

Balance at inception (November 23, 2004)                            --   $      --   $      --    $      --     $      --

Issuance of founder's share                                     30,000       1,500          --           --         1,500
Deemed dividend, Issuance of common stock to related party       3,333      82,825     (82,825)          --            --
Issuance of common stock for marketable securities              24,138     600,000          --           --       600,000
Unrealized loss on marketable securities                            --          --          --      (53,215)      (53,215)
Net loss for the period from inception
  (November 23, 2004) to October 31, 2005                           --          --    (243,655)          --      (243,655)
                                                             ---------   ---------   ---------    ---------     ---------

Balance at October 31, 2005                                     57,471   $ 684,325   $(326,480)   $ (53,215)    $ 304,630
                                                             =========   =========   =========    =========     =========


                            THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

             Report of Independent Registered Public Accounting Firm




Board of Directors and Stockholders of
Innovay, Inc.
Carlsbad, California.

We have audited the accompanying balance sheet of Innovay, Inc. as of October 31, 2005, and the related statements of operations, stockholders' deficit, and cash flows for the period from November 23, 2004 (inception) to October 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Innovay, Inc. as of October 31, 2005, and the results of its operations and its cash flows for the period from November 23, 2004 (inception) to October 31, 2005, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 13 to the financial statements, the Company has loss from operations amounting $243,655 and has a working capital deficiency of $2,490,132. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 13. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Kabani & Company, Inc.
Certified Public Accountants

Los Angeles, California.
December 9, 2005

                                INNOVAY, INC. ED]
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS


1.     DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Innovay, Inc., a California Corporation was incorporated on November 23, 2004. Innovay's main focus is to purchase licensing rights from US-based pharmaceutical companies and sublicense these rights to Asian Pharmaceutical companies.

The Company is a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company is devoting substantially all of its present efforts to establish a new business, and its planned principal operations have not yet commenced. All losses accumulated since inception has been considered as part of the Company's development stage activities.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

REVENUE RECOGNITION

The Company's revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 104. Revenue is recognized when a formal arrangement exists, the price is fixed or determinable, all obligations have been performed pursuant to the terms of the license agreement and collectibility is reasonably assured. Generally, the Company extends credit to its customers and does not require collateral. The Company performs ongoing credit evaluations of its customers and historic credit losses have been within management's expectations.

INCOME TAXES

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

ADVERTISING

The Company expenses advertising costs as incurred.

                                INNOVAY, INC. ED]
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS


INVESTMENTS

Investments represent investment in marketable equity securities. Investments are classified into categories in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS No. 115"). At October 31, 2005, all of our investments are classified as available-for-sale, which are reported at fair value with related unrealized gains and losses in the value of such securities recorded as a separate component of comprehensive income (loss) in stockholders' equity until realized

PROPERTY & EQUIPMENT

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of five to seven years.

LONG-LIVED ASSETS

Effective October 23, 2004, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS
144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

BASIC AND DILUTED NET LOSS PER SHARE

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the

                                INNOVAY, INC. ED]
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS


assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

STOCK-BASED COMPENSATION

The Company has adopted the disclosure provisions only of SFAS 123 and continues to account for stock based compensation using the intrinsic value method prescribed in accordance with the provisions of APB No. 25, Accounting for Stock Issued to Employees, and related interpretations. Common stock issued to employees for compensation is accounted for based on the market price of the underlying stock, generally the average low bid price.

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of SFAS 123 and the Emerging Issues Task Force consensus in Issue No. 96-18 ("EITF 96-18"), "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services". Common stock issued to non-employees in exchange for services is accounted for based on the fair value of the services received.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results.

RECENT PRONOUNCEMENTS

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. We are evaluating the effect the adoption of this interpretation will have on its financial position, cash flows and results of operations.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on the Company's consolidated financial position or results of operations.

                                INNOVAY, INC. ED]
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment comprised of following on October 31, 2005:


                     Office Equipment                                   $ 1,637

                     Less Accumulated Depreciation                          (41)
                                                                        -------
                                                                        $ 1,596
                                                                        =======

NOTE 4 - INTANGIBLE ASSETS

Licensing rights are recorded at cost. Cost of acquired licenses is amortized on the straight-line method over their remaining economic useful live of 15 years. Amortization expense for the period was $ 127,050. The intangible assets were acquired through assumptions of notes (See Note 7)

                 Contract Rights - Zengen                           $ 2,807,377
                 Contract Rights - Innozen                              750,000
                                                                    -----------
                       Total                                          3,557,377
                 Amortization                                          (127,050)
                                                                    -----------
                                                                    $ 3,430,327
                                                                    ===========

Amortization expenses for the next five years are as follows:

                  Fiscal year  -2006                                  $  215,790
                               -2007                                     215,790
                               -2008                                     215,790
                               -2009                                     215,790
                               -2010                                     215,790
                  Thereafter                                           2,351,380
                                                                      ----------
                  Total                                               $3,430,330
                                                                      ==========

NOTE 5 - MARKETABLE SECURITIES

The Company is a beneficiary to marketable securities held into the escrow account. The Company received these securities from an investor as consideration for shares issued. The securities were valued at their fair value of $600,000 at the date of the transaction as per the stock purchase agreement dated September 23, 2005. The Company issued 24,138 shares of common stock at 24.85 per share.

On October 18, 2005 the Company sold $116,556 worth of securities for $100,000 and realized a loss of $16,556.

On October 31, 2005 the market value, cost and unrealized loss were $520,229, $ 573,215 and 53,215 respectively.

                                INNOVAY, INC. ED]
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 6 - LOAN PAYABLE

The Company has a loan payable of $90,000 from a third party. The loan does not bear any interest, is unsecured and is payable on demand. The loan was given in the form of marketable equity securities.

NOTE 7 - NOTES PAYABLE

            Note payable - Zengen, Inc.                             $ 3,000,000
            Note payable - InnoZen, Inc                                 700,000
            Unamortized Interest                                       (143,275)
                                                                    -----------
                                                                    $ 3,556,725
                                                                    ===========

            Current Portion                                         $ 2,919,564
            Non-current Portion                                         637,161
                                                                    -----------
                          Total                                     $ 3,556,725
                                                                    ===========

The Zengen Note Payment Terms are as follows:

         a) License Fee: In consideration of the license rights granted in the License Agreement, the Company shall pay $1,000, 000 into escrow as follows: (i) $250,000 on September 30, 2005, (ii) $250,000 on
              February 15, 2006, (iii) $250,000 on May 15, 2006, and (iv)
              $250,000 on August 15, 2006. The License Fee Payment may be paid in cash or in equity securities publicly traded on a national stock exchange in the United States.
         b) Escrow: The parties shall enter into a separate Escrow Agreement regarding the maintenance of the License Fee Payment pending its final payment to Zengen.

On July 15, 2005 the parties amended the "License and Collaboration Agreement" as follows:

         a) License Fee: In consideration of the additional technology (as described below) being licensed to the Company and for an expansion of the Territories (as described below) covered by the License Agreement, the Company shall pay additional $2,000,000 into escrow as follows: (i) $350,000 on November 30, 2005, (ii) $500,000 on April 15, 2006, (iii) $500,000 on July 15, 2006, and
              (iv) $650,000 on October 15, 2006. The License Fee Payments may be paid in cash or in equity securities publicly traded on a national stock exchange in the United States.
         b) Licensed Technology: The definitions for the "Licensed Compound", "Licensed Field", "Licensed Know-How" and "Licensed Patents" shall be modified in the License Agreement to include Zengen's Nasal Gel Delivery technology
         c) Territory: In addition to South Korea, the "Territories" for the Nasal Gel Delivery technology shall include Australia, China, Japan, Malaysia, New Zealand, the Philippines and Thailand.

On July 18, 2005 the parties modified the schedule of the License Fee Payments arising from July 15, 2005 amendment of the "License and Collaboration Agreement" as follows:

Revised Schedule for License Fee Payments: The Company shall pay $2,000,000 in License Fee Payments into escrow as follows: (i) $350,000 on April 15, 2006,
(ii) $500,000 on July 15, 2006, (iii) $500,000 on October 15, 2006, and (iv)
$650,000 on February 15, 2007. All other terms remain the same.

                                INNOVAY, INC. ED]
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS


As of October 31, 2005 the Company has marketable securities worth $250,000 in the escrow with the Company as a beneficiary to meet its payment obligation to Zengen due as of September 30, 2005.

The Zengen note does not bear any interest. Accordingly, the Company has imputed interest over the payment term and has recorded the Zengen license at its present value of $ 2,807,377. The $3,000,000 note has been recorded net of unamortized interest of $142,275 as of October 31, 2005. Interest expense for the period on the note is $ 49,348. Interest is amortized over the term of the note using the interest method.

Innozen Payment Terms:
In consideration of the license, distribution and marketing rights granted in this Agreement, the Company shall pay to Innozen:

         a)   (i) $250,000 on October 4, 2005, (ii) $250,000 on December 15,
              2005, and (iii) $250,000 on February 15, 2006.
         b) Any amounts necessary to perform studies on the efficacy of the Product or other or other clinical studies necessary for regulatory authorities in the Territories.

As of October 31, 2005 the Company has paid $50,000 to Innozen and had $250,000 worth of marketable securities in the escrow with the Company as a beneficiary to meet its payment obligation to Innozen due as of October 4, 2005. These securities are in addition to what is required for the Zengen payment due of $250,000 as of September 30, 2005. The Innozen note does not bear interest. However, imputed interest on the Innozen note is not material.

The Company had opened an escrow account for Innozen and Zengen in separate agreements dated September 30, 2005. According to the terms of the escrow agreements, the escrow shall hold the escrow fund in its possession until instructed to deliver the escrow fund or any specified portion thereof by all parties.

NOTE 8 - LOAN FROM SHAREHOLDER

Loan from shareholder for $ 19,208 represents corporate expenses incurred and paid by the shareholder. The amount is non-interest bearing, unsecured and is due on demand.

NOTE 9 - STOCKHOLDER'S EQUITY

The Company's articles of incorporation authorize up to 100,000 shares with no par value of common stock. As of October 31, 2005, the Company has 57,471 stocks issued and outstanding.

During the period ended October 31, 2005 the company issued the following shares of common stock

On January 4, 2005, the Company issued 30,000 shares to founders for $1,500 at a nominal value of $0.05 per share for opening a bank account. At that time, the Company had insignificant tangible or intangible assets.

                                INNOVAY, INC. ED]
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS


One September 22, 2005, the Company issued 24,138 shares to an investor for $600,000 worth of marketable securities.

On June 21, 2005, the Company issued 3,333 shares to Jovell USA Inc., a company related through common management (note 15).

NOTE 10   - INCOME TAXES

Through October 31, 2005, the Company incurred net operating losses for tax purposes of approximately $243,700. The net operating loss carry forward for federal and state purposes may be used to reduce taxable income through the year 2025. Net operating loss for carry forward for the State of California is generally available to reduce taxable income through the year 2010. The availability of the Company's net operating loss carry forward is subject to limitation if there is a 50% or more positive change in the ownership of the Company's stock. The provision for income taxes consists of the state minimum tax imposed on corporations.

The gross deferred tax asset balance as of October 31, 2005 is $97,500. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carry forward cannot reasonably be assured. Components of deferred tax assets at October 31, 2005 are as follows:

Net operating loss                                                       $97,500
                                                                         =======
The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statements of
Operations:

Tax expense (credit) at statutory rate-federal                            (34)%
State tax expense net of federal tax                                       (6)%
Changes in valuation allowance                                             40%
                                                                         -------
Tax expense at actual rate                                                 --
                                                                         =======

NOTE 11 - SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $0 for income tax and interest during the period ended October 31, 2005.

The Company issued 24,138 shares of common stock in exchange for $600,000 worth of marketable securities. The Company issued 3,333 shares of its common stock to acquire certain assets for $ 82,825.

Cash for investing and financing activities exclude the effect of loan of $90,000 in the form of marketable equity securities for $90,000.

NOTE 12 - BASIC AND DILUTED NET LOSS PER SHARE

Basic and diluted net loss per share for the years ended October 31, 2005 were determined by dividing net gain (loss) for the periods by the weighted average number of both basic and diluted shares of common stock. The Company did not have dilutive securities at October 31, 2005.

                                INNOVAY, INC. ED]
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 13 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principle, which contemplate continuation of the Company as a going concern. However, the Company has accumulated deficit of $243,655 as of October 31, 2005. The current net loss amounted to $243,655 on October 31, 2005. The Company faces continuing significant business risks including, but not limited to, its ability to maintain vendor and supplier relationships by making timely payments when due.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

In order to address any cash flow shortages should they occur, the Company expects to receive substantial up front sublicense fees from its sub-licensees and expects to conduct private placements of debt and/or equity in the first quarter of next year.

NOTE 14 - COMMITMENTS

(a) Zengen License

On June 15, 2005 the Company has entered into a "License and Collaboration Agreement" with Zengen, Inc. a company incorporated in California.

According to the terms of agreement the Company acquire from Zengen a license to make, have made, use and sell products incorporating the Peptides to treat certain diseases and conditions associated with fungal growth on the skin and its treatment and to collaborate with Zengen on the conception and commercialization of other products of which the Company may become aware in the future, upon the terms and conditions set forth in the said agreement

Subject to the terms of this agreement Zengen grants the Company an exclusive royalty-bearing license under the Licensed Patents and the Licensed Know-How to develop, make, have made, use, sell, offer to sell and import Product in the Territory solely for the Licensed Field. The Company shall be entitled to sublicense the foregoing license according to the terms set forth in this agreement.

In partial consideration of the license granted, the Company shall pay Zengen a royalty of fifty percent (50%) on Net Sales in the Territory during the Royalty Period.

The Company shall pay these royalties to Zengen on Net Sales in the Territory during each calendar quarter within thirty (30) days after the end of such calendar quarter.

Clinical Study Payment: In addition to the License Fee Payment, the Company agrees to pay any amounts necessary to perform studies on the efficacy of the Licensed Compounds or Products or other clinical studies necessary for regulatory authorities in the Territory

                                INNOVAY, INC. ED]
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS


Payment: The License Fee Payment and the Clinical Study Payment shall collectively be referred to as the "Payment". The Payments are not creditable against any other payments required to be made by the Company under the License Agreement and are not refundable. If the Company fails to make any payment provided for herein within thirty (30) days after the due date thereof as set forth above, then at Zengen's option, the license granted to the Company in the License Agreement shall no longer be exclusive, and (b) within sixty (60) days after the due date thereof as set forth above, Zengen shall be entitled to terminate the License Agreement by written notice to the Company.

This agreement shall expire upon the later of (a) the last to expire of any patents included in the Licensed Patents and (b) the last to end of any Royalty Period for any Product then being sold in the Territory. Upon expiration (but not termination) of this Agreement, the Company's license to use the Licensed Know-How pursuant to the terms set forth in this Agreement shall become fully paid-up, royalty-free and non-exclusive and shall survive.

(b) Innozen License:

On July 18, 2005 the Company has entered into a License Agreement with Innozen, Inc. a Delaware corporation.

According to the terms of the Agreement the Company acquires from Innozen the Licensed Technology for the purpose of formulating, developing and manufacturing film strip products for the Territories.

This Agreement contemplates certain joint development activities between the parties.

Subject to the terms set forth in this Agreement, Innozen grants the Company an exclusive license in and to the Patent Rights and the Licensed Technology (including the right to sublicense any or all of such rights in accordance with the terms of this Agreement) to make, have made, use, offer for sale and sell Products in the Territories.

The Company shall be obligated to meet the volume commitments in each Territory as defined in the table below:

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                China                        Japan                        South Korea
------------------------------- ---------------------------- ---------------------------- ----------------------------
Each Full Year                  Units of Product             Units of Product             Units of Product
(Commence Jan 1st)              Purchased per Year           Purchased per year           Purchased per year
------------------------------- ---------------------------- ---------------------------- ----------------------------
             1st                500,000                      500,000                      200,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
             2nd                1,500,000                    1,000,000                    750,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
             3rd                2,500,000                    2,000,000                    1,000,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
             4th                4,000,000                    3,000,000                    1,750,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
             5th                5,000,000                    4,000,000                    2,500,000
------------------------------- ---------------------------- ---------------------------- ----------------------------

Innozen shall provide the Company with written notice of the shortfall. The Company has thirty (30) days to meet its volume commitments for the previous year containing the short fall.

As soon as the Company receives Aggregate Consideration, that includes any other revenue from the sale or license of Products in the Territories, in excess of the License Fee Payment (the "Excess Revenue"); the Company shall begin sharing 25% of such Excess Revenue with Innozen for the remaining terms of the Agreement.

                                INNOVAY, INC. ED]
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS


Unless terminated earlier, this Agreement shall terminate on July 17, 2020.

NOTE 15 - RELATED PARTY TRANSACTION

On June 21, 2005, the Company entered into a "Stock Purchase Agreement" with Jovell USA, Inc., a company related through common management, whereby the Company issued 3,333 shares of its common stock to Jovell in consideration of assigning and conveying to the Company all of the assets of Jovell for $82,825. The assets were valued at $0.

Since the Company and Jovell have common management the above transaction is treated as deemed dividend and is recorded at the fair value of the shares issued at $24.85 per share. The fair value of the shares is based on issuance of shares close to the date of this transaction

NOTE 16 - ASSET PURCHASE AGREEMENT (UNAUDITED)

Asset Purchase Agreement and Plan of Reorganization

On August 31, 2005, Kleenair Systems, Inc., a Nevada corporation ("KAIR"), and Innovay, Inc., a California corporation ("Innovay"), entered into an Asset Purchase Agreement and Plan of Reorganization Agreement ("Agreement"). A
Schedule 14C Information Statement was filed in connection with such transaction.

Subsequent thereto, the parties have elected to modify the transaction in certain regards and to withdraw the Schedule 14C Information Statement in order to obtain audited financial statements for attachment. Therefore, the transaction, as modified, is expected to close in the first quarter of 2006. At that time, a new Schedule 14C information Statement will be filed.

                                    EXHIBIT F

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                              Financial Statements
                        May 31, 2006 and October 31, 2005

                                  INNOVAY, INC.
                          (A Development Stage Company)
                                 Balance Sheets


                                     ASSETS
                                                       May 31,      October 31,
                                                        2006           2005
                                                     -----------    -----------
                                                     (Unaudited)
CURRENT ASSETS

Cash and cash equivalents                            $    10,274    $    20,101
Accounts receivable                                       66,018             --
Prepaid expenses and other current assets                 55,000             --
Marketable securities                                    500,000        520,229
                                                     -----------    -----------

     TOTAL CURRENT ASSETS                                631,292        540,330
                                                     -----------    -----------

Property and Equipment, net                               40,364          1,596
                                                     -----------    -----------

OTHER ASSETS

Intangible assets, net                                 3,291,985      3,430,327
Deposits                                                   6,737             --
                                                     -----------    -----------

     TOTAL OTHER ASSETS                                3,298,722      3,430,327
                                                     -----------    -----------

     TOTAL ASSETS                                    $ 3,970,378    $ 3,972,253
                                                     ===========    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accrued expenses                                     $       800    $     1,690
Loan payable                                              90,000         90,000
Due to related parties                                   166,302         19,208
Notes payable - current                                3,571,114      2,919,564
                                                     -----------    -----------

     TOTAL CURRENT LIABILITIES                         3,828,216      3,030,462
                                                     -----------    -----------

Notes payable - long term                                     --        637,161
                                                     -----------    -----------

     TOTAL LIABILITIES                                 3,828,216      3,667,623
                                                     -----------    -----------

STOCKHOLDERS' EQUITY

Common stock, no par value, 100,000 shares
   authorized, 82,101 and 57,471 shares
   issued and outstanding, respectively                1,034,325        684,325
Unrealized loss on marketable securities                 (73,444)       (53,215)
Defict accumulated during development stage             (818,719)      (326,480)
                                                     -----------    -----------

     TOTAL STOCKHOLDERS' EQUITY                          142,162        304,630
                                                     -----------    -----------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 3,970,378    $ 3,972,253
                                                     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                                        2

                                                  INNOVAY, INC.
                                          (A Development Stage Company)
                                            Statements of Operations

                                                                                  For the Period      For the Period
                                                                                  From November       From November
                                                               For the Seven         23, 2004            23, 2004
                                                               Months Ending      (inception) to      (inception) to
                                                               May 31, 2006      October 31, 2005      May 31, 2006
                                                             ----------------    ----------------    ----------------
                                                               (Unaudited)                              (Unaudited)

REVENUES                                                     $        110,000    $             --    $        110,000
                                                             ----------------    ----------------    ----------------

OPERATING EXPENSES

Cost of revenues                                                       54,608                  --              54,608
Professional fees and outside services                                174,059              16,690             190,749
Depreciation and amortization                                         139,521             127,091             266,612
Communication, travel and entertainment                               133,880              31,465             165,345
Other expenses                                                         35,782               2,505              38,287
                                                             ----------------    ----------------    ----------------

          Total Operating Expenses                                    537,850             177,751             715,601
                                                             ----------------    ----------------    ----------------

OTHER INCOME AND EXPENSES

Interest expense                                                      (64,389)            (49,348)           (113,737)
Realized loss on sale of marketable securities                             --             (16,556)            (16,556)
                                                             ----------------    ----------------    ----------------

          Total Other Income (Expenses)                               (64,389)            (65,904)           (130,293)
                                                             ----------------    ----------------    ----------------

Net Loss                                                             (492,239)           (243,655)           (735,894)

Other Comprehensive Loss:
        Unrealized loss on marketable securities                      (20,229)            (53,215)            (73,444)
                                                             ----------------    ----------------    ----------------

Comprehensive Loss                                           $       (512,468)   $       (296,870)   $       (809,338)
                                                             ================    ================    ================

Loss per common share:

Basic and diluted loss per common share                      $          (6.26)   $          (7.04)
                                                             ================    ================

Basic and diluted weighted average number of common shares             78,616              34,604
                                                             ================    ================

                   The accompanying notes are an integral part of these financial statements.


                                                       3

                                                  INNOVAY, INC.
                                          (A Development Stage Company)
                                       Statements of Stockholders' Equity
                        For the Period From November 23, 2004 (inception) to May 31, 2006


                                                                                  Deficit
                                                                                accumulated
                                                            Common stock         during the      Other          Total
                                                       -----------------------  development  comprehensive  stockholders'
                                                         Shares       Amount       stage          loss         equity
                                                       ----------   ----------   ----------    ----------    ----------

Balance at inception (November 23, 2004)                       --   $       --   $       --    $       --    $       --

Issuance of founder's share                                30,000        1,500           --            --         1,500
Deemed dividend, Issuance of common stock to
  related party                                             3,333       82,825      (82,825)           --            --
Issuance of common stock for marketable securities         24,138      600,000           --            --       600,000
Unrealized loss on marketable securities                       --           --           --       (53,215)      (53,215)
Net loss for the period from inception
  (November 23, 2004) to October 31, 2005                      --           --     (243,655)           --      (243,655)
                                                       ----------   ----------   ----------    ----------    ----------

Balance at October 31, 2005                                57,471      684,325     (326,480)      (53,215)      304,630

Issuance of common stock for cash (unaudited)              24,630      350,000           --            --       350,000
Unrealized loss on marketable securities (unaudited)           --           --           --       (20,229)      (20,229)
Net loss for the period ended
  May 31, 2006 (unaudited)                                     --           --     (492,239)           --      (492,239)
                                                       ----------   ----------   ----------    ----------    ----------

Balance at May 31, 2006 (unaudited)                        82,101   $1,034,325   $ (818,719)   $  (73,444)   $  142,162
                                                       ==========   ==========   ==========    ==========    ==========

                   The accompanying notes are an integral part of these financial statements.


                                                       4

                                          INNOVAY, INC.
                                  (A Development Stage Company)
                                    Statements of Cash Flows



                                                                      For the Period   For the Period
                                                                      From November    From November
                                                       For the Seven     23, 2004        23, 2004
                                                       Months Ending  (inception) to  (inception) to
                                                       May 31, 2006  October 31, 2005  May 31, 2006
                                                       ------------    ------------    ------------
                                                        (Unaudited)                    (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                               $   (492,239)   $   (243,655)   $   (735,894)
Adjustment to reconcile net loss to net cash used
in operating activities:
    Depreciation and amortization                           139,521         127,091         266,612
    Imputed interest                                         64,389          49,348         113,737
    Loss on sale of marketable securities                        --          16,556          16,556
    Change in assets and liabilities:
    Accounts receivable                                     (66,018)             --         (66,018)
    Prepaid expenses and deposits                           (61,737)             --         (61,737)
    Accrued expenses                                           (890)          1,690             800
                                                       ------------    ------------    ------------
Net Cash Used By Operating Activities                      (416,974)        (48,970)       (465,944)
                                                       ------------    ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from sale of securities                             --         100,000         100,000
    Purchase of equipment                                   (39,947)         (1,637)        (41,584)
                                                       ------------    ------------    ------------
Net Cash Provided By (Used In) Investing Activities         (39,947)         98,363          58,416
                                                       ------------    ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Payment on notes payable                                (50,000)        (50,000)       (100,000)
    Loan from shareholders                                  147,094          19,208         166,302
    Proceeds from stock issuance                            350,000           1,500         351,500
                                                       ------------    ------------    ------------
Net Cash Provided By (Used In) Financing Activities         447,094         (29,292)        417,802
                                                       ------------    ------------    ------------

Net Increase (Decrease) in Cash and Cash Equivalents         (9,827)         20,101          10,274

Cash and Cash Equivalents, Beginning                         20,101              --              --

                                                       ------------    ------------    ------------
Cash and Cash Equivalents, Ending                      $     10,274    $     20,101    $     10,274
                                                       ============    ============    ============

SUPPLEMENTAL CASH FLOW INFORMATION

Cash Payments For:
    Interest                                           $         --    $         --    $         --
    Income taxes                                       $         --    $         --    $         --

Non-Cash Investing and Financing Activities
    Common stock issued for marketable securities      $         --    $    600,000    $    600,000


                   The accompanying notes are an integral part of these financial statements.

                                                       5

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        Notes to the Financial Statements
                        May 31, 2006 and October 31, 2005


NOTE 1 -      DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

              Innovay, Inc. (the Company), was incorporated in the State of California on November 23, 2004. The Company's main focus is to purchase licensing rights from US-based pharmaceutical companies and sublicense these rights to Asian pharmaceutical companies.

              The Company is a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company is devoting substantially all of its present efforts to establish a new business, and its planned principal operations have not yet commenced. All losses accumulated since inception has been considered as part of the Company's development stage activities.

NOTE 2 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              Use of Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              Cash and Cash Equivalents

              The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

              Revenue Recognition

              The Company's revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 104. Revenue is recognized when a formal arrangement exists, the price is fixed or determinable, all obligations have been performed pursuant to the terms of the license agreement and collectibility is reasonably assured. Generally, the Company extends credit to its customers and does not require collateral. The Company performs ongoing credit evaluations of its customers and historic credit losses have been within management's expectations.

              Income Taxes

              Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        Notes to the Financial Statements
                        May 31, 2006 and October 31, 2005


NOTE 2 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

              Advertising

              The Company expenses advertising costs as incurred.

              Investments

              Investments represent investment in marketable equity securities. Investments are classified into categories in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS No. 115"). At May 31, 2006, the Company's investments are classified as available-for-sale, which are reported at fair value with related unrealized gains and losses in the value of such securities recorded as a separate component of comprehensive income (loss) in stockholders' equity until realized.

              Property and Equipment

              Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of five to seven years.

              Long-Lived Assets

              Effective November 23, 2004, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

              Fair Value of Financial Instruments

              Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments", requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        Notes to the Financial Statements
                        May 31, 2006 and October 31, 2005


NOTE 2 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

              Accounts Receivable

              Accounts receivable are recorded net of an allowance for bad debts at May 31, 2006 and October 31, 2005.

              Basic and Diluted Net Loss Per Share

              Net loss per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), "Earnings Per Share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

              Recent Pronouncements

              On December 16, 2004, the FASB issued SFAS No. 123(R), SHARE-BASED PAYMENT , which is an amendment to SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. This new standard eliminates the ability to account for share-based compensation transactions using Accounting Principles Board ("APB") Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, and generally requires such transactions to be accounted for using a fair-value-based method and the resulting cost recognized in our financial statements. This new standard is effective for awards that are granted, modified or settled in cash in interim and annual periods beginning after December 15, 2005. In addition, this new standard will apply to unvested options granted prior to the effective date. The Company adopted this new standard effective January 1, 2006.

              In November 2004, the FASB issued SFAS No. 151, INVENTORY COSTS -- AN AMENDMENT OF ARB NO. 43, CHAPTER 4. This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that ". . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges. . . ." This
              Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this Statement will have any immediate material impact on the Company.

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        Notes to the Financial Statements
                        May 31, 2006 and October 31, 2005


NOTE 2 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

              Recent Pronouncements (Continued)

              In December 2004, the FASB issued SFAS No. 152, ACCOUNTING FOR REAL ESTATE TIME-SHARING Transactions, which amends FASB statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this Statement will have no impact on the financial statements of the Company.

              In December 2004, the FASB issued SFAS No.153, EXCHANGE OF NONMONETARY ASSETS . This Statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion No. 29, Accounting for Nonmonetary Transactions, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetrary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management does not believe the adoption of this Statement will have any impact on the Company.

              In May 2005, the FASB issued FASB Statement No. 154, "Accounting Changes and Error Corrections." This new standard replaces APB Opinion No. 20, "Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements," and represents another step in the FASB's goal to converge its standards with those issued by the IASB. Among other changes, Statement 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless it is impracticable to do so. Statement 154 also provides that (1) a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for as a change in estimate (prospectively) that was effected by a change in accounting principle, and (2) correction of errors in previously issued financial statements should be termed a "restatement." The new standard is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Early adoption of this standard is permitted for accounting changes and correction of errors made in fiscal years beginning after June 1, 2005 . The Company has evaluated the impact of the adoption of Statement 154 and does not believe the impact will be significant to the Company's overall results of operations or financial position.

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        Notes to the Financial Statements
                        May 31, 2006 and October 31, 2005


NOTE 2 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

              Recent Pronouncements (Continued)

              The implementation of the provisions of these pronouncements is not expected to have a significant effect on the Company's consolidated financial statement presentation.

NOTE 3 -      PROPERTY AND EQUIPMENT

              Property and equipment consisted of the following at May 31, 2006 and October 31, 2005:

                                                         May 31,     October 31,
                                                          2006          2005
                                                        --------      --------
                                                       (unaudited)

                    Office equipment                    $ 14,348      $  1,367
                    Furniture and fixtures                 2,236            --
                    Leasehold Improvements                25,000            --
                    Less: accumulated depreciation        (1,200)          (41)
                                                        --------      --------
                                                        $ 40,364      $  1,596
                                                        ========      ========

NOTE 4 -      INTANGIBLE ASSETS

              Licensing rights are recorded at cost. Cost of acquired licenses is amortized on the straight-line method over their remaining economic useful live of 15 years. Amortization expense for the period ended May 31, 2006 and October 31, 2005 was $138,342 and $127,050, respectively. The intangible assets were acquired through assumptions of notes (See Note 7).

                           Contract Rights - Zengen                 $ 2,807,377
                           Contract Rights - Innozen                    750,000
                                                                    -----------
                           Total                                      3,557,377
                           Amortization                                (265,392)
                                                                    -----------
                                                                    $ 3,291,985
                                                                    ===========

              Amortization expense for the next five years are as follows:

                           -2006                                      $   77,445
                           -2007                                         215,790
                           -2008                                         215,790
                           -2009                                         215,790
                           -2010                                         215,790
                           Thereafter                                  2,351,380
                                                                      ----------
                           Total                                      $3,291,985
                                                                      ==========

NOTE 5 -      MARKETABLE SECURITIES

              The Company is a beneficiary to marketable securities held in an escrow account. The Company received these securities from an investor as consideration for shares issued. The securities were valued at their fair value of $600,000 at the date of the transaction as per the stock purchase agreement dated September 23, 2005. The Company issued 24,138 shares of common stock at $24.85 per share.

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        Notes to the Financial Statements
                        May 31, 2006 and October 31, 2005


NOTE 5 -      MARKETABLE SECURITIES (Continued)

              On October 18, 2005, the Company sold $116,556 worth of securities for $100,000 and realized a loss of $16,556.

              The Company recorded unrealized losses on the marketable securities totaling $20,229 and $53,215 for the periods ended May 31, 2006 and October 31, 2005, respectively.

NOTE 6 -      LOAN PAYABLE

              The Company has a loan payable of $90,000 from a third party. The loan does not bear any interest, is unsecured and is payable on demand. The loan was given in the form of marketable equity securities.

NOTE 7 -      NOTES PAYABLE

              Notes payable consisted of the following:

                                                  May 31, 2006  October 31, 2005
                                                  -----------    -----------
                                                  (unaudited)

                  Note payable - Zengen, Inc.     $ 3,000,000    $ 3,000,000
                  Note payable - InnoZen, Inc.        650,000        700,000
                  Unamortized interest                (78,886)      (143,275)
                                                  -----------    -----------
                                                  $ 3,571,114    $ 3,556,725
                                                  ===========    ===========

                  Current portion                 $ 3,571,114    $ 2,919,564
                  Non-current portion                      --        637,161
                                                  -----------    -----------
                       Total                      $ 3,571,114    $ 3,556,725
                                                  ===========    ===========

              The Zengen Note Payment Terms are as follows:

              a) License Fee: In consideration of the license rights granted in the License Agreement, the Company shall pay $1,000,000 into escrow as follows: (i) $250,000 on September 30, 2005,
                   (ii) $250,000 on February 15, 2006, (iii) $250,000 on May 15,
                   2006, and (iv) $250,000 on August 15, 2006. The License Fee Payment may be paid in cash or in equity securities publicly traded on a national stock exchange in the United States.
              b) Escrow: The parties shall enter into a separate Escrow Agreement regarding the maintenance of the License Fee Payment pending its final payment to Zengen.

              On July 15, 2005, the parties amended the "License and Collaboration Agreement" as follows:

              a) License Fee: In consideration of the additional technology (as described below) being licensed to the Company and for an expansion of the Territories (as described below) covered by the License Agreement, the Company shall pay additional $2,000,000 into escrow as follows: (i) $350,000 on November 30, 2005, (ii) $500,000 on April 15, 2006, (iii) $500,000 on
                   July 15, 2006, and (iv) $650,000 on October 15, 2006. The
                   License Fee Payments may be paid in cash or in equity securities publicly traded on a national stock exchange in the United States.

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        Notes to the Financial Statements
                        May 31, 2006 and October 31, 2005


NOTE 7 -      NOTES PAYABLE (Continued)

              b) Licensed Technology: The definitions for the "Licensed Compound", "Licensed Field", "Licensed Know-How" and "Licensed Patents" shall be modified in the License Agreement to include Zengen's Nasal Gel Delivery technology
              c) Territory: In addition to South Korea, the "Territories" for the Nasal Gel Delivery technology shall include Australia, China, Japan, Malaysia, New Zealand, the Philippines and Thailand.

              On July 18, 2005, the parties modified the schedule of the License Fee Payments arising from July 15, 2005 amendment of the "License and Collaboration Agreement" as follows:

              Revised Schedule for License Fee Payments: The Company shall pay $2,000,000 in License Fee Payments into escrow as follows: (i) $350,000 on April 15, 2006, (ii) $500,000 on July 15, 2006, (iii)
              $500,000 on October 15, 2006, and (iv) $650,000 on February 15,
              2007. All other terms remain the same.

              As of May 31, 2006, the Company has marketable securities worth $250,000 in escrow with the Company as a beneficiary to meet its payment obligations to Zengen.

              The Zengen note does not bear any interest. Accordingly, the Company has imputed interest over the payment term and has recorded the Zengen license at its present value of $2,807,377. The $3,000,000 note has been recorded net of unamortized interest of $78,886 and $143,275 as of May 31, 2006 and October 31, 2005,
              respectively. Interest expense for the periods ended May 31, 2006 and October 31, 2005 on the note was $64,389 and $49,348, respectively. Interest is amortized over the term of the note using the interest method.

              Innozen Payment Terms:

              In consideration of the license, distribution and marketing rights granted in this Agreement, the Company shall pay to Innozen:

              a)   (i) $250,000 on October 4, 2005, (ii) $250,000 on December
                   15, 2005, and (iii) $250,000 on February 15, 2006.
              b) Any amounts necessary to perform studies on the efficacy of the Product or other clinical studies necessary for regulatory authorities in the Territories.

              As of May 31, 2006, the Company has paid $100,000 to Innozen and had $250,000 worth of marketable securities in escrow with the Company as a beneficiary to meet its payment obligations to Innozen. These securities are in addition to what is required for the Zengen payments due. The Innozen note does not bear interest. However, imputed interest on the Innozen note is not material.

              The Company had opened an escrow account for Innozen and Zengen in separate agreements dated September 30, 2005. According to the terms of the escrow agreements, the escrow shall hold the escrow fund in its possession until instructed to deliver the escrow fund or any specified portion thereof by all parties.

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        Notes to the Financial Statements
                        May 31, 2006 and October 31, 2005


NOTE 8 -      DUE TO RELATED PARTIES

              At May 31, 2006 and October 31, 2005, the Company owed certain shareholders a total of $166,302 and $19,208, respectively, related to corporate expenses incurred and paid by the shareholders. The amount are non-interest bearing, unsecured and due on demand.

NOTE 9 -      STOCKHOLDERS' EQUITY

              The Company's articles of incorporation authorize up to 100,000 shares with no par value of common stock. As of May 31, 2006, the Company has 82,101 shares issued and outstanding.

              On November 30, 2005, the Company issued 24,630 shares of common stock for cash proceeds of $350,000.

NOTE 10 -     INCOME TAXES

              Through May 31, 2006, the Company incurred net operating losses for tax purposes of approximately $735,000. The net operating loss carryforward for federal and state purposes may be used to reduce taxable income through the year 2025. Net operating loss carryforward for the State of California is generally available to reduce taxable income through the year 2010. The availability of the Company's net operating loss carryforward is subject to limitation if there is a 50% or more positive change in the ownership of the Company's stock. The provision for income taxes consists of the state minimum tax imposed on corporations.

              The gross deferred tax asset balance as of May 31, 2006 is approximately $294,000. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carryforward cannot reasonably be assured. Components of deferred tax assets at May 31, 2006 are as follows:

              Net operating loss                                   $  294,000
                                                                   ==========

              The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statements of Operations:

              Tax expense (credit) at statutory rate-federal             (34)%
              State tax expense net of federal tax                        (6)%
              Changes in valuation allowance                              40 %
                                                                   -----------
              Tax expense at actual rate                                  --
                                                                   ===========

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        Notes to the Financial Statements
                        May 31, 2006 and October 31, 2005


NOTE 11 -     GOING CONCERN

              The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has an accumulated deficit of $818,719 as of May 31, 2006. The Company faces continuing significant business risks including, but not limited to, its ability to maintain vendor and supplier relationships by making timely payments when due.
              In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

              In order to address any cash flow shortages should they occur, the Company expects to receive substantial up front sublicense fees from its sub-licensees and expects to conduct private placements of debt and/or equity in the first quarter of next year.

NOTE 12 -     COMMITMENTS

              (a) Zengen License:

              On June 15, 2005, the Company has entered into a "License and Collaboration Agreement" with Zengen, Inc., a company incorporated in California. According to the terms of agreement the Company acquire from Zengen a license to make, have made, use and sell products incorporating the Peptides to treat certain diseases and conditions associated with fungal growth on the skin and its treatment and to collaborate with Zengen on the conception and commercialization of other products of which the Company may become aware in the future, upon the terms and conditions set forth in the said agreement

              Subject to the terms of this agreement Zengen grants the Company an exclusive royalty-bearing license under the Licensed Patents and the Licensed Know-How to develop, make, have made, use, sell, offer to sell and import Product in the Territory solely for the Licensed Field. The Company shall be entitled to sublicense the foregoing license according to the terms set forth in this agreement.

              In partial consideration of the license granted, the Company shall pay Zengen a royalty of fifty percent (50%) on Net Sales in the Territory during the Royalty Period.

              The Company shall pay these royalties to Zengen on Net Sales in the Territory during each calendar quarter within thirty (30) days after the end of such calendar quarter.

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        Notes to the Financial Statements
                        May 31, 2006 and October 31, 2005


NOTE 12 -     COMMITMENTS (Continued)

              Clinical Study Payment: In addition to the License Fee Payment, the Company agrees to pay any amounts necessary to perform studies on the efficacy of the Licensed Compounds or Products or other clinical studies necessary for regulatory authorities in the Territory.

              Payment: The License Fee Payment and the Clinical Study Payment shall collectively be referred to as the "Payment". The Payments are not creditable against any other payments required to be made by the Company under the License Agreement and are not refundable. If the Company fails to make any payment provided for herein within thirty (30) days after the due date thereof as set forth above, then at Zengen's option, the license granted to the Company in the License Agreement shall no longer be exclusive, and (b) within sixty (60) days after the due date thereof as set forth above, Zengen shall be entitled to terminate the License Agreement by written notice to the Company.

              This agreement shall expire upon the later of (a) the last to expire of any patents included in the Licensed Patents and (b) the last to end of any Royalty Period for any Product then being sold in the Territory. Upon expiration (but not termination) of this Agreement, the Company's license to use the Licensed Know-How pursuant to the terms set forth in this Agreement shall become fully paid-up, royalty-free and non-exclusive and shall survive.

              (b) Innozen License:

              On July 18, 2005, the Company has entered into a License Agreement with Innozen, Inc., a Delaware corporation.

              According to the terms of the Agreement, the Company acquires from Innozen the Licensed Technology for the purpose of formulating, developing and manufacturing film strip products for the Territories.

              This Agreement contemplates certain joint development activities between the parties.

              Subject to the terms set forth in this Agreement, Innozen grants the Company an exclusive license in and to the Patent Rights and the Licensed Technology (including the right to sublicense any or all of such rights in accordance with the terms of this Agreement) to make, have made, use, offer for sale and sell Products in the Territories.

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        Notes to the Financial Statements
                        May 31, 2006 and October 31, 2005


NOTE 12 -     COMMITMENTS (Continued)

              The Company shall be obligated to meet the volume commitments in each Territory as defined in the table below:

-------------------------- --------------------------- ------------------------- -----------------------
                              China                       Japan                     South Korea
-------------------------- --------------------------- ------------------------- -----------------------
   Each Full Year             Units of Product            Units of Product          Units of Product
   (Commence Jan 1st)         Purchased per Year          Purchased per year        Purchased per year
-------------------------- --------------------------- ------------------------- -----------------------
   1st                        500,000                     500,000                   200,000
-------------------------- --------------------------- ------------------------- -----------------------
   2nd                        1,500,000                   1,000,000                 750,000
-------------------------- --------------------------- ------------------------- -----------------------
   3rd                        2,500,000                   2,000,000                 1,000,000
-------------------------- --------------------------- ------------------------- -----------------------
   4th                        4,000,000                   3,000,000                 1,750,000
-------------------------- --------------------------- ------------------------- -----------------------
   5th                        5,000,000                   4,000,000                 2,500,000
-------------------------- --------------------------- ------------------------- -----------------------


              Innozen shall provide the Company with written notice of the shortfall. The Company has thirty (30) days to meet its volume commitments for the previous year containing the short fall.

              As soon as the Company receives Aggregate Consideration, that includes any other revenue from the sale or license of Products in the Territories, in excess of the License Fee Payment (the "Excess Revenue"); the Company shall begin sharing 25% of such Excess Revenue with Innozen for the remaining terms of the Agreement.

              Unless terminated earlier, this Agreement shall terminate on July 17, 2020.

NOTE 13 -     RELATED PARTY TRANSACTIONS

              On June 21, 2005, the Company entered into a "Stock Purchase Agreement" with Jovell USA, Inc., a company related through common management, whereby the Company issued 3,333 shares of its common stock to Jovell in consideration of assigning and conveying to the Company all of the assets of Jovell for $82,825. The assets were valued at $0.

              Since the Company and Jovell have common management the above transaction is treated as deemed dividend and is recorded at the fair value of the shares issued at $24.85 per share. The fair value of the shares is based on issuance of shares close to the date of this transaction.


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

                                  INNOVAY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        Notes to the Financial Statements
                        May 31, 2006 and October 31, 2005


NOTE 14 -     ASSET PURCHASE AGREEMENT (Unaudited)

              On August 31, 2005, Kleenair Systems, Inc., a Nevada corporation ("KAIR"), and Innovay, Inc., a California corporation ("Innovay"), entered into an Asset Purchase Agreement and Plan of Reorganization Agreement ("Agreement"). A Schedule 14C Information Statement was filed in connection with such transaction.

              Subsequent thereto, the parties have elected to modify the transaction in certain regards and to withdraw the Schedule 14C Information Statement in order to obtain audited financial statements for attachment. Therefore, the transaction, as modified, is expected to close in the third quarter of 2006. At that time, a new Schedule 14C information Statement will be filed.


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